FREMONT MUTUAL FUNDS, INC.-REGISTERED TRADEMARK-
ANNUAL REPORT

[GRAPHIC]

OCTOBER 31, 1997






FREMONT FUNDS-Registered Trademark- [LOGO]

FREMONT FUNDS


A MESSAGE FROM MICHAEL H. KOSICH, PRESIDENT OF FREMONT MUTUAL FUNDS

[PHOTO OF MIKE KOSICH]
MIKE KOSICH

Dear Fellow Shareholder:

    Fiscal 1997 was an exciting year for Fremont Funds. We introduced one new Fund, Fremont U.S. Small Cap Fund, under the leadership of David Kern of Kern Capital Management LLC. If the name sounds familiar, it is because David is the son of Bob Kern, who has done such an outstanding job managing Fremont U.S. Micro-Cap Fund. David's credentials as a small cap equities analyst and portfolio manager are impressive with 11 years' professional experience for companies like Founders Asset Management and Delaware Management. We believe this is a terrific addition to the Fremont Mutual Funds family.

    We are also in the final developmental stage for two new funds to be offered in the next couple of months. The Fremont Real Estate Securities Fund will invest primarily in Real Estate Investment Trusts (REIT) with the guidance of sub-advisor Kensington Investment Group. The Fremont Select Fund will invest in domestic mid-cap stocks with Fremont Investment Advisors' John Kosecoff and Debra McNeill serving as co-portfolio managers. Both are seasoned investment professionals, having teamed up previously at RCM Capital Management.

    Once again, we are pleased to report that six of nine Fremont Funds in operation for all of second-half fiscal 1997 exceeded their index benchmarks. We tip our hats to Fremont Growth Fund's Ken Copa, Fremont Emerging Markets Fund's Henry Thornton, and Fremont Bond Fund's Bill Gross for particularly good performance relative to their respective benchmarks and peer groups.

    Fremont Funds has also made progress on the shareholder services front. Our new transfer agent, National Financial Data Services, and our tele-services vendor, Boston Financial Data Services, are providing new and improved shareholder statements, easier access to account information, and more efficient exchange and transfer services. We are in the process of scheduling seminars and publishing brochures explaining the changes in IRA regulations that will be in effect in 1998. We believe the new Roth and Education IRAs will offer many of our shareholders an even better way to save for retirement.

    In closing, because of the dramatic corrections in global stock markets in late October, some perspective on our general investment philosophy is in order. As you can probably tell from the gray hair in my photograph, I have been in the investment business for a long time. Fremont Funds' portfolio managers and research analysts have as well. We have seen markets go up and we have seen them go down. We evaluate risk as aggressively as we evaluate return potential. We are ever mindful of our mandate to preserve and enhance the hard-earned assets you have entrusted to us.

Sincerely,

/s/Michael H. Kosich
Michael H. Kosich
December 10, 1997

FREMONT FUNDS

TABLE OF CONTENTS

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Fremont International Growth Fund. . . . . . . . . . . . . . . . . . . . . . 5
Fremont International Small Cap Fund . . . . . . . . . . . . . . . . . . . . 8
Fremont Emerging Markets Fund. . . . . . . . . . . . . . . . . . . . . . . .10
Fremont U.S. Micro-Cap Fund. . . . . . . . . . . . . . . . . . . . . . . . .13
Fremont U.S. Small Cap Fund. . . . . . . . . . . . . . . . . . . . . . . . .15
Fremont Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
Fremont Bond Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
Fremont Money Market Fund. . . . . . . . . . . . . . . . . . . . . . . . . .21
Fremont California Intermediate Tax-Free Fund. . . . . . . . . . . . . . . .23
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . . .25

STATEMENTS OF INVESTMENTS

Fremont Global Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
Fremont International Growth Fund. . . . . . . . . . . . . . . . . . . . . .30
Fremont International Small Cap Fund . . . . . . . . . . . . . . . . . . . .32
Fremont Emerging Markets Fund. . . . . . . . . . . . . . . . . . . . . . . .35
Fremont U.S. Micro-Cap Fund. . . . . . . . . . . . . . . . . . . . . . . . .36
Fremont U.S. Small Cap Fund. . . . . . . . . . . . . . . . . . . . . . . . .38
Fremont Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
Fremont Bond Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
Fremont Money Market Fund. . . . . . . . . . . . . . . . . . . . . . . . . .43
Fremont California Intermediate Tax-Free Fund. . . . . . . . . . . . . . . .45
Country Diversification and Portfolio & Currency Abbreviations . . . . . . .47

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . . .48
Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .50
Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . .52

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .56

NOTES TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . .61

FREMONT FUNDS


FREMONT GLOBAL FUND

THE FREMONT ASSET ALLOCATION COMMITTEE, PORTFOLIO MANAGERS FOR FREMONT GLOBAL FUND DAVE REDO, PETE LANDINI, BOB HADDICK, SANDIE KINCHEN, AL KIRSCHBAUM

FUND PROFILE

FREMONT GLOBAL FUND OFFERS CONSERVATIVE INVESTORS A BALANCED APPROACH TO GLOBAL INVESTING. THE FUND MANAGEMENT TEAM UNDERSTANDS THE REWARD POTENTIAL AND PERHAPS MORE IMPORTANTLY, THE RISKS IN GLOBAL FINANCIAL MARKETS. THROUGH COUNTRY DIVERSIFICATION, PRUDENT ALLOCATION BETWEEN STOCKS, BONDS AND CASH, AND DISCIPLINED SECURITIES SELECTION, THE FUND SEEKS LONG-TERM TOTAL RETURNS EQUALING AT LEAST 80% OF THE GLOBAL EQUITIES MARKETS WITH ONLY HALF THE DOWNSIDE RISK AS MEASURED BY PORTFOLIO BETA.

    THE FUND'S FIVE-MEMBER PORTFOLIO MANAGEMENT TEAM EMPLOYS A THREE-STEP INVESTMENT PROCESS. FIRST, ECONOMIC GROWTH, INFLATION, AND INTEREST RATE FORECASTS ARE DEVELOPED TO IDENTIFY THOSE REGIONS AND INDIVIDUAL COUNTRIES OFFERING THE BEST INVESTMENT OPPORTUNITIES. SECOND, FINANCIAL MARKET DATA IS EXAMINED TO DETERMINE THE MOST ADVANTAGEOUS MIX OF STOCKS, BONDS AND CASH. FINALLY, INDIVIDUAL SECURITIES ARE SELECTED BASED ON INTENSIVE QUANTITATIVE AND FUNDAMENTAL ANALYSIS. ON THE EQUITIES SIDE, FUND MANAGEMENT FAVORS LARGE COMPANIES WITH STRONG BALANCE SHEETS AND CONSISTENT EARNINGS RECORDS. INDIVIDUAL BONDS ARE CHOSEN BASED ON CREDIT QUALITY AND OPPORTUNISTIC PRICING.

[PHOTO OF DAVE REDO, PETE LANDINI, AL KIRSCHBAUM, BOB HADDICK AND
SANDIE KINCHEN]

THE FREMONT ASSET ALLOCATION COMMITTEE (CLOCKWISE FROM TOP LEFT)
DAVE REDO, PETE LANDINI, AL KIRSCHBAUM, BOB HADDICK, SANDIE KINCHEN


TO OUR SHAREHOLDERS
    For the six months ended October 31, 1997, Fremont Global Fund returned 6.24% xcompared to the Lipper Global Flexible Fund Average's 8.31%. For full fiscal year 1997 ended on the same date, the Fund returned 13.01% versus the benchmark index's 14.42%.

FREMONT GLOBAL FUND INVESTMENT RETURNS

ANNUAL RETURNS
[EDGAR REPRESENTATION OF GRAPH]

11/18/88-
10/31/89*         +13.71%

11/01/89-
10/31/90           -2.64%

11/01/90-
10/31/91          +18.38%

11/01/91-
10/31/92           +7.10%

11/01/92-
10/31/93          +17.51%

11/01/93-
10/31/94           +1.74%

11/01/94-
10/31/95          +12.78%

11/01/95-
10/31/96          +13.72%

11/01/96-
10/31/97          +13.01%

AVERAGE           +10.44%
ANNUAL           (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1          5     SINCE INCEPTION
YEAR      YEARS       11/18/88
13.01%    11.62%       10.44%


          FREMONT GLOBAL FUND S&P500    EAFE INDEX 100% HEDGED-4638

18-NOV-88 $10,000   $10,000   $10,000   $10,000   $10,000
30-NOV-88 $10,040   $10,281    $9,966   $10,161   $10,004
31-DEC-88 $10,123   $10,467    $9,975   $10,218   $10,084
31-JAN-89 $10,415   $11,223   $10,080   $10,398   $10,141
28-FEB-89 $10,325   $10,944   $10,037   $10,451   $10,055
31-MAR-89 $10,506   $11,201   $10,081   $10,246   $10,125
30-APR-89 $10,677   $11,777   $10,282   $10,341   $10,223
31-MAY-89 $10,828   $12,254   $10,486    $9,779   $10,228
30-JUN-89 $10,878   $12,187   $10,750    $9,614   $10,317
31-JUL-89 $11,391   $13,281   $10,970   $10,822   $10,542
31-AUG-89 $11,512   $13,538   $10,829   $10,335   $10,551
30-SEP-89 $11,462   $13,485   $10,880   $10,806   $10,495
31-OCT-89 $11,371   $13,167   $11,110   $10,371   $10,489
30-NOV-89 $11,519   $13,439   $11,216   $10,893   $10,465
31-DEC-89 $11,735   $13,758   $11,247   $11,295   $10,500
31-JAN-90 $11,373   $12,835   $11,175   $10,874   $10,292
28-FEB-90 $11,331   $13,000   $11,217   $10,116   $10,138
31-MAR-90 $11,373   $13,341   $11,231    $9,062   $10,133
30-APR-90 $11,203   $13,010   $11,192    $8,990   $10,125
31-MAY-90 $11,810   $14,278   $11,438   $10,016   $10,376
30-JUN-90 $11,842   $14,180   $11,591    $9,928   $10,430
31-JUL-90 $11,927   $14,134   $11,753   $10,068   $10,471
31-AUG-90 $11,341   $12,857   $11,704    $9,090   $10,330
30-SEP-90 $10,873   $12,224   $11,795    $7,823   $10,272
31-OCT-90 $11,070   $12,179   $11,931    $9,042   $10,567
30-NOV-90 $11,349   $12,961   $12,112    $8,509   $10,740
31-DEC-90 $11,527   $13,318   $12,278    $8,647   $10,847
31-JAN-91 $11,797   $13,907   $12,403    $8,926   $11,053
28-FEB-91 $12,270   $14,902   $12,501    $9,883   $11,216
31-MAR-91 $12,315   $15,255   $12,586    $9,290   $11,221
30-APR-91 $12,371   $15,297   $12,724    $9,381   $11,276
31-MAY-91 $12,607   $15,955   $12,802    $9,479   $11,343
30-JUN-91 $12,258   $15,228   $12,811    $8,782   $11,282
31-JUL-91 $12,596   $15,940   $12,954    $9,213   $11,384
31-AUG-91 $12,810   $16,315   $13,202    $9,026   $11,531
30-SEP-91 $12,911   $16,046   $13,429    $9,535   $11,719
31-OCT-91 $13,105   $16,259   $13,582    $9,671   $11,802
30-NOV-91 $12,872   $15,604   $13,738    $9,219   $11,840
31-DEC-91 $13,676   $17,386   $14,073    $9,695   $12,051
31-JAN-92 $13,595   $17,064   $13,946    $9,488   $12,152
29-FEB-92 $13,747   $17,282   $14,001    $9,148   $12,192
31-MAR-92 $13,466   $16,945   $13,946    $8,544   $12,123
30-APR-92 $13,501   $17,440   $14,068    $8,585   $12,160
31-MAY-92 $13,773   $17,533   $14,286    $9,160   $12,292
30-JUN-92 $13,655   $17,277   $14,498    $8,726   $12,342
31-JUL-92 $13,808   $17,975   $14,786    $8,502   $12,428
31-AUG-92 $13,844   $17,612   $14,934    $9,035   $12,468
30-SEP-92 $13,964   $17,815   $15,138    $8,856   $12,673
31-OCT-92 $14,035   $17,879   $14,941    $8,392   $12,889
30-NOV-92 $14,218   $18,482   $14,884    $8,471   $12,895
31-DEC-92 $14,389   $18,722   $15,083    $8,515   $13,017
31-JAN-93 $14,450   $18,858   $15,375    $8,514   $13,154
28-FEB-93 $14,609   $19,115   $15,618    $8,771   $13,395
31-MAR-93 $14,916   $19,527   $15,681    $9,536   $13,358
30-APR-93 $14,940   $19,049   $15,806   $10,441   $13,351
31-MAY-93 $15,089   $19,558   $15,771   $10,662   $13,416
30-JUN-93 $15,212   $19,623   $16,019   $10,495   $13,666
31-JUL-93 $15,423   $19,526   $16,058   $10,863   $13,819
31-AUG-93 $15,896   $20,263   $16,313   $11,449   $14,091
30-SEP-93 $16,095   $20,114   $16,381   $11,192   $14,185
31-OCT-93 $16,493   $20,527   $16,425   $11,536   $14,369
30-NOV-93 $16,330   $20,342   $16,333   $10,528   $14,490
31-DEC-93 $17,209   $20,592   $16,408   $11,288   $14,763
31-JAN-94 $17,436   $21,284   $16,590   $12,242   $14,650
28-FEB-94 $16,944   $20,707   $16,344   $12,208   $14,362
31-MAR-94 $16,249   $19,808   $16,075   $11,683   $14,273
30-APR-94 $16,312   $20,064   $15,965   $12,178   $14,194
31-MAY-94 $16,375   $20,392   $15,976   $12,108   $14,084
30-JUN-94 $16,198   $19,887   $15,978   $12,279   $13,930
31-JUL-94 $16,514   $20,545   $16,208   $12,397   $14,026
31-AUG-94 $16,982   $21,381   $16,259   $12,691   $13,893
30-SEP-94 $16,615   $20,864   $16,109   $12,291   $13,934
31-OCT-94 $16,780   $21,344   $16,108   $12,700   $13,982
30-NOV-94 $16,447   $20,560   $16,035   $12,089   $14,163
31-DEC-94 $16,491   $20,862   $16,091   $12,166   $14,169
31-JAN-95 $16,310   $21,403   $16,362   $11,699   $14,319
28-FEB-95 $16,516   $22,231   $16,700   $11,665   $14,501
31-MAR-95 $16,877   $22,889   $16,795   $12,392   $14,821
30-APR-95 $17,238   $23,564   $17,004   $12,858   $15,059
31-MAY-95 $17,851   $24,498   $17,517   $12,705   $15,540
30-JUN-95 $18,060   $25,073   $17,635   $12,483   $15,517
31-JUL-95 $18,608   $25,908   $17,636   $13,261   $15,702
31-AUG-95 $18,568   $25,968   $17,797   $12,756   $15,813
30-SEP-95 $18,858   $27,051   $17,925   $13,004   $16,073
31-OCT-95 $18,924   $26,975   $18,124   $12,654   $16,240
30-NOV-95 $19,204   $28,161   $18,361   $13,006   $16,571
31-DEC-95 $19,669   $28,683   $18,554   $13,530   $16,710
31-JAN-96 $20,294   $29,669   $18,714   $13,586   $16,896
29-FEB-96 $20,225   $29,955   $18,495   $13,632   $16,707
31-MAR-96 $20,294   $30,244   $18,401   $13,921   $16,869
30-APR-96 $20,725   $30,688   $18,336   $14,326   $17,034
31-MAY-96 $20,865   $31,480   $18,321   $14,063   $17,162
30-JUN-96 $21,006   $31,599   $18,516   $14,141   $17,304
31-JUL-96 $20,458   $30,203   $18,571   $13,728   $17,420
31-AUG-96 $20,727   $30,840   $18,586   $13,759   $17,662
30-SEP-96 $21,392   $32,576   $18,844   $14,125   $18,019
31-OCT-96 $21,520   $33,474   $19,178   $13,980   $18,314
30-NOV-96 $22,474   $36,005   $19,431   $14,536   $18,655
31-DEC-96 $22,416   $35,291   $19,307   $14,349   $18,685
31-JAN-97 $22,856   $37,497   $19,382   $13,847   $18,913
28-FEB-97 $23,019   $37,790   $19,419   $14,074   $19,034
31-MAR-97 $22,498   $36,236   $19,285   $14,125   $18,964
30-APR-97 $22,892   $38,400   $19,512   $14,200   $19,146
31-MAY-97 $23,876   $40,739   $19,674   $15,124   $19,236
30-JUN-97 $24,615   $42,564   $19,853   $15,958   $19,557
31-JUL-97 $25,872   $45,951   $20,256   $16,216   $19,854
31-AUG-97 $24,631   $43,376   $20,155   $15,005   $19,896
30-SEP-97 $25,624   $45,752   $20,389   $15,845   $20,226
31-OCT-97 $24,319   $44,224   $20,615   $14,627   $20,366


S&P 500 INDEX
($44,224)

FREMONT GLOBAL FUND
($24,319)

LEHMAN BROS. INTERMEDIATE GOVT./ CORP. BOND INDEX
($20,615)

SALOMON NON-U.S. GOVT. BOND INDEX (CURRENCY HEDGED)
($20,336)

MSCI EAFE INDEX
($14,627)


* Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index (currency hedged), or the Lehman Bros. Intermediate Government/Corporate Bond Index.

FREMONT FUNDS


                          FREMONT GLOBAL FUND
              GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1997

[EDGAR REPRESENTATION OF MAP]

CANADA               2.7%

EUROPE              19.6%

JAPAN                3.6%

UNITED STATES       63.6%

PACIFIC RIM          6.5%

EMERGING MARKETS -
LATIN AMERICA        1.4%

EMERGING MARKETS -
OTHER                2.6%


    In second fiscal half 1997, the Fund's bias toward U.S. equities proved helpful as the Standard & Poor's 500 Index outperformed most of its global counterparts. Within the U.S. stock market, our overweighting in value sectors like financial services, energy and utilities, and underweighting in more richly priced growth sectors like technology and consumer non-durables also helped returns, particularly during the market's late October correction. Our decision in late summer to eliminate positions in Latin American Brady Bonds at a handsome profit also proved timely as these bonds were hit hard in October when currency turmoil in Southeast Asia unsettled Latin American debt markets. On the negative side, remaining emerging markets stock and bond positions gave back much of the gains achieved earlier in the second fiscal half.

    As is shown by the Fund's fully invested status, (as of October 31, cash reserves are just 2%), our favorable outlook for global financial markets has not changed since we last wrote you in our 1997 Semi-Annual Report. Most global economies continue to grow at moderate and sustainable rates. Inflation is low and perhaps, heading lower. Corporate earnings are generally good. In short, the positive economic backdrop for global financial assets remains intact.

    The currency crisis in Southeast Asia that rattled global financial markets in late October is likely to restrain economic growth in the region and hurt sales and earnings of American and European companies doing a lot of business there. However, we expect the U.S. economy to remain quite healthy and for developed European economies to gain momentum in the year ahead. In addition, the economic slowdown in Southeast Asia is likely to further reduce global inflation and encourage even more favorable monetary policies throughout the world--a plus for stocks and bonds.

    In the U.S. stock market, we remain biased toward financial services, energy and utility stocks. Demographics point to increasing savings and investment rates, which should continue to propel earnings for insurance and stock brokerage/asset management companies. We still use more energy globally than we produce, indicating a favorable long-term trend for energy prices and energy company profits. Utilities, one of the few sectors of the U.S. stock market still offering investors attractive yields, should perform better as concern over deregulation wanes with financially strong, well-managed utility companies demonstrating they can prosper in the new competitive environment. (CONTINUED ON PAGE 4)

FREMONT FUNDS

THE CHANGING FREMONT GLOBAL FUND ASSET MIX


                                   ASSET MIX      ASSET MIX      ASSET MIX
                                   10/31/97       10/31/96       10/31/95
ASSET CLASS

STOCKS
 U.S.                                    48%            30%            35%
 FOREIGN                                 21%            22%            35%
                                        ----           ----           ----
TOTAL STOCKS                             69%            52%            70%
                                        ----           ----           ----

BONDS
 U.S.                                    14%             6%            10%
 FOREIGN                                 15%            16%            15%
                                        ----           ----           ----
TOTAL BONDS                              29%            22%            25%
                                        ----           ----           ----


CASH RESERVES                             2%            26%             5%
--------------------------------------------------------------------------
TOTAL                                   100%           100%           100%


    In Europe, we like the German, U.K. and Nordic markets, and have been focusing on dominant market share companies that can preserve profit margins and meet or exceed earnings projections. In Southeast Asia, we are concentrated in Hong Kong and Singapore, with modest positions in Malaysia, Indonesia and the Philippines. We are almost out of Thailand entirely. We remain underweighted in Japan, whose own internal economic problems are likely to be compounded by those of its smaller regional neighbors. Our exposure in Latin America and Eastern Europe remains very small, a reflection of our reluctance to invest in unseasoned and highly volatile stock markets.

    On the fixed income side, we remain overweighted in "Anglo" bonds, (U.S., Canada, the U.K. and Australia), which have high "real rates" of return, (the spread between yield and prevailing inflation rates). As mentioned before, we sold our Latin American Brady bond positions preserving some substantial profits that would have otherwise been eroded by the sharp sell-off in October. We believe our remaining Latin American bond positions, primarily shorter duration Mexican government and corporate debt, will serve us well in the year ahead.

    Since we continue to like U.S. stocks, and in particular the financial services sector, we will briefly discuss a couple of current portfolio holdings in this sector. Bear in mind, we may change our perspective on these securities if they become more fully valued or fail to live up to our fundamental expectations. TRAVELERS GROUP, INC., the big insurance and stock brokerage/asset management company, just got bigger with its recent acquisition of Salomon Brothers, the blue chip Wall Street investment firm. The combination of Salomon Brothers and Travelers[caad 136]O other investment operation, Smith Barney, makes the company the number two player behind Merrill Lynch in what we believe will be the fastest-growing segment of the financial services industry. We are projecting a 15% average annual earnings growth rate over the next five years. If these projections prove accurate, Travelers Group stock should continue to provide generous returns to shareholders.

    AHMANSON, a large California-based savings and loan, is now in third place in the California bank deposit market and in second place in Southern California. The California economy and real estate markets are thriving, helping to improve Ahmanson's asset quality. As it consolidates its branch system and improves operating efficiencies, financial results should improve. We are projecting five-year average annualized earnings growth of about 12%--a good growth rate for a savings and loan. Also, with so much merger and acquisition activity in the banking and thrift industries nationwide, Ahmanson may be an attractive target for some of the giants in the business.

    In closing, the global financial market retreat in late October has some investors questioning the prospects for financial assets going forward. We believe the dominant economic forces driving the financial markets--inflation, interest rates and corporate earnings--remain quite favorable. It may be a bumpy ride in the year ahead. However, we are confident the Fund can continue to move forward to meet our goals.

Sincerely,


/s/ Dave Redo       /s/ Pete Landini

/s/ Bob Haddick     /s/ Sandie Kinchen

/s/ Al Kirschbaum

The Fremont Asset Allocation Committee
Portfolio Managers, Fremont Global Fund

FREMONT FUNDS


FREMONT INTERNATIONAL GROWTH FUND

ANDREW L. PANG, PORTFOLIO MANAGER
FREMONT INVESTMENT ADVISORS, INC.

[PHOTO OF ANDREW PANG]
ANDREW PANG

FUND PROFILE

FREMONT INTERNATIONAL GROWTH FUND INVESTS IN INTERNATIONAL STOCKS WITH SUPERIOR EARNINGS GROWTH POTENTIAL.

    FUND MANAGEMENT EMPLOYS A TOP-DOWN APPROACH--FACTORING IN ECONOMIC GROWTH POTENTIAL, CORPORATE EARNINGS OUTLOOK, MARKET VALUATIONS, POLITICAL AND CURRENCY STABILITY, AND INFLATION AND INTEREST RATE TRENDS--TO MAKE COUNTRY ASSET ALLOCATION DECISIONS. THEN, WITHIN EACH COUNTRY, THE FUND FOCUSES ON THOSE INDUSTRY GROUPS PROVIDING ESSENTIAL PRODUCTS AND SERVICES--CONSUMER BASICS, BANKING, TELECOMMUNICATIONS, INFORMATION TECHNOLOGY, POWER GENERATION, HEALTH CARE AND INFRASTRUCTURE. IN THE STOCK SELECTION PROCESS, THE FUND FAVORS DOMINANT MARKET SHARE COMPANIES (IN SOME CASES MONOPOLIES) MOST LIKELY TO PRODUCE CONSISTENT EARNINGS GROWTH.

    PORTFOLIO MANAGER ANDREW L. PANG TRAVELS GLOBALLY ON A REGULAR BASIS TO MEET WITH RESEARCH ANALYSTS AND CORPORATE MANAGEMENTS TO IDENTIFY INVESTMENT OPPORTUNITIES.

TO OUR SHAREHOLDERS,
    For the six months ended October 31, 1997, the Fremont International Growth Fund declined 3.98% compared to the Morgan Stanley Capital
International Europe, Australia, and Far East (EAFE) Index's 3.01% gain. For the twelve months ended on the same date, the Fund declined 0.01% versus the benchmark index's 4.63% return.

    In second half fiscal 1997, the Fund benefited from its overweighting in Europe, (56% of assets as of October 31, 1997) and its underweighting in Japan (21% at fiscal year end). Our exodus from the Latin American markets (approximately 6% of the portfolio in mid-summer), before the late October meltdown allowed us to preserve earlier gains from investments in the region. Although we had reduced the Fund's exposure in Southeast Asia in first half fiscal 1997, our remaining positions caused a substantial drag on performance as these markets trended lower through late summer/early fall, and collapsed in late October. (CONTINUED ON PAGE 6)

FREMONT INTERNATIONAL GROWTH FUND INVESTMENT RETURNS

ANNUAL RETURNS

[EDGAR REPRESENTATION OF GRAPH]

3/1/94-
10/31/94*     +2.30%

11/01/94-
10/31/95      +0.13%

11/01/95-
10/31/96      +7.07%

11/01/96-
10/31/97      -0.01%

AVERAGE        +2.55%
ANNUAL         (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1           3      SINCE INCEPTION
YEAR     YEARS        3/1/94
-0.01%    2.34%         2.55%


[EDGAR REPRESENTATION OF CHART]

         FREMONT INT'L GROWTH FUND                      EAFE

01-MAR-94                 $10,000                     $10,000
31-MAR-94                  $9,634                      $9,569
30-APR-94                  $9,666                      $9,975
31-MAY-94                  $9,676                      $9,918
30-JUN-94                  $9,488                     $10,058
31-JUL-94                  $9,718                     $10,155
31-AUG-94                 $10,178                     $10,395
30-SEP-94                 $10,031                     $10,068
31-OCT-94                 $10,230                     $10,403
30-NOV-94                  $9,739                      $9,903
31-DEC-94                  $9,689                      $9,965
31-JAN-95                  $9,020                      $9,582
28-FEB-95                  $9,198                      $9,555
31-MAR-95                  $9,386                     $10,151
30-APR-95                  $9,699                     $10,533
31-MAY-95                  $9,950                     $10,407
30-JUN-95                 $10,159                     $10,225
31-JUL-95                 $10,734                     $10,862
31-AUG-95                 $10,473                     $10,448
30-SEP-95                 $10,546                     $10,652
31-OCT-95                 $10,243                     $10,366
30-NOV-95                 $10,148                     $10,654
31-DEC-95                 $10,387                     $11,083
31-JAN-96                 $10,746                     $11,129
29-FEB-96                 $10,915                     $11,166
31-MAR-96                 $10,999                     $11,403
30-APR-96                 $11,431                     $11,735
31-MAY-96                 $11,326                     $11,519
30-JUN-96                 $11,516                     $11,584
31-JUL-96                 $10,915                     $11,245
31-AUG-96                 $11,104                     $11,270
30-SEP-96                 $11,368                     $11,570
31-OCT-96                 $10,967                     $11,451
30-NOV-96                 $11,516                     $11,907
31-DEC-96                 $11,738                     $11,754
31-JAN-97                 $11,749                     $11,342
28-FEB-97                 $11,770                     $11,528
31-MAR-97                 $11,527                     $11,570
30-APR-97                 $11,421                     $11,631
31-MAY-97                 $12,098                     $12,388
30-JUN-97                 $12,542                     $13,071
31-JUL-97                 $13,124                     $13,283
31-AUG-97                 $11,717                     $12,291
30-SEP-97                 $12,161                     $12,979
31-OCT-97                 $10,966                     $11,982

MSCI EAFE INDEX
($11,982)

FREMONT INTERNATIONAL GROWTH FUND
($10,966)


* Unannualized

+ Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

FREMONT FUNDS


                 FREMONT INTERNATIONAL GROWTH FUND
          GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1997

[EDGAR REPRESENTATION OF MAP]

UNITED KINGDOM            8.6%

CONTINENTAL EUROPE       46.9%

UNITED STATES            12.6%

JAPAN                    21.0%

HONG KONG/
SINGAPORE/MALAYSIA        4.6%

AUSTRALIA                 1.1%

OTHER EMERGING MARKETS:
INCLUDING INDONESIA,
TAIWAN, SOUTH KOREA
AND THE PHILIPPINES       5.2%


    Arguably the most critical issue confronting international investors today is the impact of the currency crisis in Southeast Asia on regional economies, Japan and Europe. Longer term, we are bullish on Southeast Asia, which has weathered prior economic storms in the early and late 1980s and in 1993-94. Southeast Asia still has an enormous low-cost labor pool, high savings and investment rates, and a talented and experienced business community. Unfortunately, it also has grossly inflated property values, more fragile banking systems, and governments who remain in a state of denial over fiscal and monetary policies that contributed to the current economic malaise. We believe it will take 18-24 months before these economies will begin turning around. These nations will have to digest currency devaluation or high interest rates, both of which will slow economic growth. When the speculative excesses are finally purged, the "Asian Tigers" will use their traditional strength--low cost manufacturing of a wide range of products--to export their way out of the economic doldrums. We have eliminated many of our positions in the region, keeping those which we believe have the least downside risk and best long-term potential. We may do even more cutting and paring in the months ahead. Looking out toward late 1998, we may increase our exposure to the region if we gain confidence these economies can rebound in 1999.

    Japan is a bigger conundrum. The Japanese economy's modest export-driven recovery is threatened by the economic problems of its regional trading partners and 1998 GDP growth projections are being reduced from about 2.5% to zero by Wall Street economists. There isn't much the government can do to help. Interest rates are already negligible. The fragile banking system is likely to become even more fragile as a result of loans to its struggling Asian neighbors.

    We are considerably more upbeat about Europe. We don't believe the economic problems in Southeast Asia will materially slow the momentum we are seeing in European economies. Corporate earnings are likely to be quite healthy in 1998, and in my opinion, these markets can continue to trend higher over the next several years. Our current favorites are the German, U.K. and Nordic markets. We will add a note of long-term caution. Right now investors feel good about the prospect of the new Economic Union. We think it will happen in May 1998 with

FREMONT FUNDS

wannabes like Spain and Italy being invited in. However, this political victory will then become an economic battle with the likelihood of some bloodshed as the new policies are implemented.

    One of the European stocks we currently favor is the UK's COMPASS GROUP, one of the world's largest contract caterers. Compass provides food services to businesses, hospitals and prisons. The company's revenues should continue to grow due to the cost efficiency of outsourcing these services. Compass Group stock has been somewhat depressed recently as a result of what we believe are temporary earnings and return on equity disappointments as the company has digested recent acquisitions. Management has announced that it has no further acquisition plans for the time being and will be focusing on increasing the profitability of its existing businesses. We believe it will succeed, and in the process, create value for its shareholders.

    In closing, a difficult year for international investing became even more difficult with the global market correction in October. Early gains were largely wiped out as equities investors around the world took a big step back to contemplate the future. In the year ahead, we are counting on the Fund's European holdings to help propel returns. Longer term, we believe the "Asian Miracle" will be resurrected providing added momentum for international equities investors.

Sincerely,

/s/ Andrew L. Pang
Andrew L. Pang
Portfolio Manager
Fremont International Growth Fund


                    FREMONT INTERNATIONAL GROWTH FUND
                SECTOR ALLOCATION AS OF OCTOBER 31, 1997

[EDGAR REPRESENTATION OF CHART]

SHORT TERM SECURITIES             (12.8%)

CONSUMER DURABLES                 (16.6%)

OTHER                              (4.4%)

CONSUMER SERVICES                  (3.3%)

TECHNOLOGY (EQUIPMENT)            (11.7%)

RAW MATERIALS                      (4.8%)

TRANSPORTATION                     (5.3%)

HEALTH CARE                        (5.8%)

FINANCIAL SERVICES                (11.1%)

UTILITIES                          (6.7%)

TECHNOLOGY (SOFTWARE)              (9.9%)

CAPITAL GOODS                      (7.6%)

FREMONT FUNDS


FREMONT INTERNATIONAL SMALL CAP FUND
DR. GARY L. BERGSTROM, PORTFOLIO MANAGER
ACADIAN ASSET MANAGEMENT, INC.


[PHOTO OF GARY BERGSTROM]
GARY BERGSTROM

FUND PROFILE

FREMONT INTERNATIONAL SMALL CAP FUND'S INVESTMENT THESIS IS SIMPLE: EXTENSIVE STATISTICAL EVIDENCE SHOWS THAT SUPERIOR LONG-TERM RETURNS CAN BE ACHIEVED BY INVESTING IN FUNDAMENTALLY UNDERVALUED SMALL COMPANY STOCKS. THE FUND'S SUB-ADVISOR, ACADIAN ASSET MANAGEMENT, INC., HAS A UNIQUE FINANCIAL DATABASE OF OVER 20,000 COMPANIES IN OVER 50 COUNTRIES. THIS DATABASE INCLUDES UP TO 25 YEARS OF HISTORICAL EARNINGS, DIVIDENDS, BOOK VALUES, STOCK PRICES, COUNTRY INDICES, AND INFLATION AND INTEREST RATE STATISTICS FOR INDIVIDUAL COUNTRIES.

    AFTER ANALYZING THE STOCKS IN THIS EXTENSIVE GLOBAL UNIVERSE USING NUMEROUS FUNDAMENTAL VALUATION MODELS, COUNTRY AND CURRENCY VALUATION IS FACTORED IN, PRODUCING A RELATIVE ATTRACTIVENESS RANKING ("ALPHA RANKING") FOR ALL STOCKS. THE FUND INVESTS IN THOSE HIGHLY RANKED STOCKS JUDGED TO HAVE ABOVE AVERAGE PERFORMANCE POTENTIAL. APPROPRIATE PORTFOLIO DIVERSIFICATION IS MAINTAINED TO REDUCE RISK.

    PORTFOLIO MANAGER DR. GARY L. BERGSTROM, PRESIDENT AND CHIEF INVESTMENT OFFICER OF THE FUND'S SUB-ADVISOR, ACADIAN ASSET MANAGEMENT, INC., HAS MORE THAN 25 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE IN GLOBAL EQUITY MARKETS. HE HAS PERSONALLY DEVELOPED MANY OF THE QUANTITATIVE TECHNIQUES EMPLOYED IN ACADIAN'S VALUATION MODELS.

TO OUR SHAREHOLDERS,
    For the six months ended October 31, 1997, Fremont International Small Cap Fund declined 12.56% compared to Salomon Brothers Extended Market Index of Europe and Pacific Countries' (EMI EPAC) 0.80% loss. For the twelve months ended on the same date, the Fund declined 14.56% versus EMI EPAC's 4.57% loss.

    Over the last seven years, international small cap stocks have materially underperformed international large cap stocks and the U.S. equities markets. One of the few bright spots in the otherwise gloomy scenario has been the periodically superior performance of emerging markets equities. In fiscal 1996 and the first half of fiscal 1997, the Fund's commitment to emerg-

FREMONT INTERNATIONAL SMALL CAP FUND INVESTMENT RETURNS

ANNUAL RETURNS

[EDGAR REPRESENTATION OF CHART]

6/30/94-
10/31/94*          -1.40%

11/01/94-
10/31/95           -7.96%

11/01/95-
10/31/96          +13.69%

11/01/96-
10/31/97          -14.56%

AVERAGE            -3.71%
ANNUAL             (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1            3      SINCE INCEPTION
YEAR        YEARS        6/30/94
-14.56%     -3.66%        -3.71%

[EDGAR REPRESENTATION OF CHART]

          FREMONT INTERNATIONAL SMALL CAP FUND    SOLOMON EMI INDEX
30-JUN-94                         $10,000             $10,000
31-JUL-94                         $10,130             $10,114
31-AUG-94                         $10,370             $10,221
30-SEP-94                          $9,920              $9,929
31-OCT-94                          $9,860             $10,109
30-NOV-94                          $9,310              $9,478
31-DEC-94                          $9,020              $9,605
31-JAN-95                          $8,540              $9,293
28-FEB-95                          $8,460              $9,157
31-MAR-95                          $8,650              $9,546
30-APR-95                          $8,950              $9,833
31-MAY-95                          $9,180              $9,660
30-JUN-95                          $9,090              $9,542
31-JUL-95                          $9,600             $10,098
31-AUG-95                          $9,390              $9,842
30-SEP-95                          $9,430              $9,919
31-OCT-95                          $9,075              $9,634
30-NOV-95                          $9,004              $9,736
31-DEC-95                          $9,270             $10,109
31-JAN-96                          $9,870             $10,288
29-FEB-96                         $10,043             $10,449
31-MAR-96                         $10,236             $10,689
30-APR-96                         $10,450             $11,252
31-MAY-96                         $10,460             $11,160
30-JUN-96                         $10,338             $11,162
31-JUL-96                         $10,043             $10,740
31-AUG-96                         $10,165             $10,848
30-SEP-96                         $10,216             $10,909
31-OCT-96                         $10,317             $10,866
30-NOV-96                         $10,480             $11,045
31-DEC-96                         $10,396             $10,841
31-JAN-97                         $10,449             $10,607
28-FEB-97                         $10,731             $10,785
31-MAR-97                         $10,334             $10,642
30-APR-97                         $10,082             $10,483
31-MAY-97                         $10,700             $11,155
30-JUN-97                         $10,983             $11,407
31-JUL-97                         $10,888             $11,235
31-AUG-97                         $10,313             $10,755
30-SEP-97                         $10,061             $10,947
31-OCT-97                          $8,815             $10,514


SALOMON BROTHERS EMI INDEX
($10,514)

FREMONT INTERNATIONAL SMALL CAP FUND
($8,815)


* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.

FREMONT FUNDS


                 FREMONT INTERNATIONAL SMALL CAP FUND
           GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1997

[EDGAR REPRESENTATION OF MAP]

CANADA                              5.3%

UNITED KINGDOM                     10.1%

CONTINENTAL EUROPE                 14.6%

UNITED STATES                       1.5%

IRELAND                             1.0%

JAPAN                              14.1%

HONG KONG/
SINGAPORE/MALAYSIA                  8.6%

EMERGING MARKETS:
LATIN AMERICA                       9.8%

OTHER EMERGING MARKETS:
INCLUDING PORTUGAL,
THAILAND, SOUTH KOREA,
TURKEY, GREECE AND OTHERS          27.6%

AUSTRALIA/
NEW ZEALAND                         7.4%


ing market stocks helped us outperform the EMI EPAC benchmark. In second half fiscal 1997 it was our undoing.

    The investment outlook for international small caps has not changed since our last report. The group continues to lag both international large cap stocks and the U.S. equities markets.

    One of the things value-oriented investors must grudgingly accept is that undervalued stocks can sometimes remain undervalued for a considerable amount of time. We have certainly experienced this in the international small cap stock sector. The issue is what will happen to change that. Our extensive research indicates that international small cap stocks generally perform better during periods of strong global economic expansion. While the U.S. economy has been growing at decent rates for the last five years, economies in Europe and Japan have been quite sluggish. This is changing. We expect renewed economic momentum to come from developed Europe and the emerging markets in Latin America and Eastern Europe. We believe a fresh wind of global economic growth will help pull international small cap stocks out of the doldrums.

    As is our custom, we will mention one of the Fund's portfolio holdings that demonstrates our investment discipline. Be reminded that we reserve the right to change our opinion on any stock in the portfolio if warranted. CHARGEURS, a cloth manufacturer, is the kind of small consumer-oriented company that stands to benefit from France's increasing economic prosperity. The stock is very attractively valued with price/book and price/earnings ratios less than half that of the French stock market. The trend in analysts' earnings estimates is up, reflecting optimism that improving demand domestically and overseas will support enhanced profitability in the near future.

    In closing, it has been a very difficult time for international small cap equities. This has been compounded by the sharp corrections experienced in the emerging markets. We believe global economic momentum will soon begin to attract investment attention to international small cap stocks and that at current valuations, the upside potential is considerable. We thank you for your loyalty and going forward, hope to more fully justify your faith in our investment process.

Sincerely,

/s/ Gary L. Bergstrom
Dr. Gary L. Bergstrom
Portfolio Manager
Fremont International Small Cap Fund

FREMONT FUNDS


FREMONT EMERGING MARKETS FUND

HENRY L. THORNTON, PORTFOLIO MANAGER
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (HONG KONG) LLC


[PHOTO OF HENRY THORNTON]
HENRY THORNTON

FUND PROFILE

AROUND THE GLOBE, COUNTRIES THAT ONCE RELIED ON AGRICULTURE, NATURAL RESOURCES OR LOW-LEVEL MANUFACTURING ARE DEVELOPING SOPHISTICATED, HIGH-GROWTH, EXPORT-DRIVEN INDUSTRIAL ECONOMIES. THESE EMERGING MARKET COUNTRIES OFFER A WEALTH OF OPPORTUNITY FOR EXPERIENCED PROFESSIONAL INVESTORS.

    FREMONT EMERGING MARKETS FUND EMPLOYS A BOTTOM-UP STOCK PICKING APPROACH IN BUILDING A DIVERSIFIED PORTFOLIO OF EMERGING MARKET COMPANIES. THE FUND FOCUSES ON THE STOCKS OF COMPANIES WITH RAPID, SUSTAINABLE EARNINGS GROWTH TRADING AT REASONABLE MARKET VALUATIONS. PORTFOLIO RISK IS FURTHER REDUCED BY COUNTRY DIVERSIFICATION. FUND MANAGEMENT ESTABLISHES A COUNTRY ALLOCATION POLICY AND EACH REGIONAL INVESTMENT TEAM CONDUCTS RIGOROUS FUNDAMENTAL RESEARCH, INCLUDING COMPANY VISITS, TO SELECT INDIVIDUAL STOCKS WITHIN EACH MARKET. LIQUIDITY IS ALSO CAREFULLY MONITORED.

    PORTFOLIO MANAGER HENRY THORNTON, INVESTMENT DIRECTOR OF FUND SUB-ADVISOR NICHOLAS-APPLEGATE, IS WIDELY RECOGNIZED AS AN EXPERT IN EMERGING MARKET INVESTING. BASED IN LONDON, HENRY DRAWS ON NICHOLAS-APPLEGATE'S EXPERIENCED TEAM OF ANALYSTS IN LONDON, HONG KONG, SINGAPORE, SAN DIEGO AND HOUSTON.

TO OUR SHAREHOLDERS,
    For the six months ended October 31, 1997, the Fremont Emerging Markets Fund declined 3.32% compared to the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index's loss of 17.53% and the IFC Investable Index's 17.98% loss. For the twelve months ended on the same date, the Fund gained 12.55% versus the MSCI-EMF loss of 8.48% and the IFC Investable's 9.99% loss.

    The biblical adage, "The Lord Giveth and The Lord Taketh Away" was visited upon emerging markets investors in second-half fiscal 1997. Strong early gains were wiped out in one difficult week in October. The currency crisis and market meltdowns in Southeast Asia combined with a one-day firestorm on Wall Street that fanned the flames from

FREMONT EMERGING MARKETS FUND INVESTMENT RETURNS

RETURNS

[EDGAR REPRESENTATION OF CHART]

6/24/96-
10/31/96*          -3.12%

11/1/96-
10/31/97          +12.55%

AVERAGE            +6.61%
ANNUAL             (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1        SINCE INCEPTION
YEAR          6/24/96
12.55%         6.61%

[EDGAR REPRESENTATION OF CHART]


          FREMONT EMERGING MARKETS FUND
30-JUN-96          $10,000   $10,000
31-JUL-96           $9,560    $9,317
31-AUG-96           $9,760    $9,555
30-SEP-96           $9,920    $9,638
31-OCT-96           $9,688    $9,381
30-NOV-96           $9,920    $9,538
31-DEC-96           $9,901    $9,581
31-JAN-97          $10,803   $10,235
28-FEB-97          $11,167   $10,673
31-MAR-97          $10,995   $10,393
30-APR-97          $11,279   $10,411
31-MAY-97          $11,705   $10,709
30-JUN-97          $12,383   $11,282
31-JUL-97          $12,931   $11,451
31-AUG-97          $11,917    $9,994
30-SEP-97          $12,475   $10,270
31-OCT-97          $10,904    $8,585


FREMONT EMERGING MARKETS FUND
($10,904)

MSCI EMERGING MARKETS FREE INDEX
($8,535)


*Unannualized

+Assumes initial investment of $10,000 on inception date, June 24, 1996. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.

                  FREMONT EMERGING MARKETS FUND
         GEOGRAPHIC DIVERSIFICATION AS OF OCTOBER 31, 1997


[EDGAR REPRESENTATION OF MAP]

UNITED STATES       21.5%

PACIFIC RIM:
INCLUDING HONG
KONG, MALAYSIA,
AND TAIWAN          20.9%

LATIN AMERICA       32.8%

EMERGING MARKETS:
INCLUDING INDIA,
RUSSIA, POLAND,
TURKEY AND
OTHERS              24.8%


Hong Kong to Russia to Brazil, left
emerging markets investors praying for relief.

    Before we sort through the emerging market ashes, let's review the fiscal year prior to the October fire. At the close of first half fiscal 1997, 48.7% of the Fund's assets were in Asia, 27.8% in Latin America, and 4.5% in Eastern Europe. We had about 19% in cash reserves. This asset allocation had worked relatively well for us and the Fund had solid returns and a substantial lead over its benchmark indices at the end of April. In late summer, finding fewer opportunities in Asia and anticipating pressure on these markets, we reduced our exposure to the region to approximately 24% of the portfolio, with the remaining positions concentrated in Hong Kong, Taiwanese and Indonesian exporters that could actually benefit from weaker currencies. We increased the Fund's investment in Eastern Europe to about 26% of total assets, bumped up Latin America to about 35%, and kept about 15% in cash reserves. This asset mix also worked well until late October, when all the emerging markets got torched.

    At the close of fiscal 1997, the Fund has approximately 21% of its assets in Asia, 33% in Latin America, 25% in Eastern Europe and 21% in cash. Our Asian investments remain concentrated in low-cost (CONTINUED ON PAGE 12)

CHANGES TO THE ASSET ALLOCATION OF THE EMERGING MARKETS FUND
(PERCENT OF PORTFOLIO)



                       ASIA      LATIN AMERICA    EASTERN EUROPE    CASH
APRIL 30, 1997         48.7%     27.8%             4.5%             19.0%
SEPTEMBER 15, 1997     24.0%     35.0%            26.0%             15.0%
OCTOBER 31, 1997       20.9%     32.8%            24.8%             21.5%


FREMONT FUNDS

exporters. In Latin America, investing in privatizations of essential services companies continues to be our theme. These companies, which came to market at reasonable valuations relative to assets and the prospects of improving profitability in private sector hands, are back to being very cheap again.

    In Eastern Europe, we are focusing on established companies in the energy, utilities and infrastructure industries. We are beginning to nibble at consumer durable companies we believe can grow revenues and earnings as the Russian and other regional economies gain momentum in 1998. A good example is AMICA, a Polish manufacturer of cookers and refrigerators. The company has excellent margins on its domestic sales and has proved highly competitive exporting to the German market. Looking forward, we see strong demand from the Russian market driving rapid sales growth. Amica has spent heavily modernizing plant and equipment and is well positioned to grow sales by 20-30% annually over the next few years. We are expecting net income to grow nearly 40% per annum this year and next. We reserve the right to sell Amica if the stock becomes more fully valued or earnings do not live up to our expectations. Presently, we think it has an excellent opportunity to participate in the economic revival in Eastern Europe.

    Of course, the question of the day is when will it be safe to increase our exposure in Southeast Asia. With the exception of the banking and property sectors, whose problems will take some time to resolve, stocks look cheap. The severely beaten down "Red Chips," (Hong Kong- and Taiwan-based companies doing most of their business in China), are getting very tempting. There are few inflationary pressures in the Chinese economy and the recent reduction in interest rates may foreshadow an increase in credit quotas which will stimulate growth. This is a very positive environment for companies serving China, and we are in the process of prudently rebuilding positions in the "Red Chips."

    In closing, although we are disappointed at having given back our early gains in second half fiscal 1997, we are pleased to have closed fiscal 1997 with a solid 12.55% return compared to losses for our benchmark indices.
With emerging market equities valuations now approaching levels seen at previous market bottoms, we are encouraged by the prospects in the year ahead and will be working diligently to take advantage of long-term investment opportunities.

Sincerely,

/s/ Henry Thornton
Henry Thornton
Portfolio Manager
Fremont Emerging Markets Fund

FREMONT FUNDS

FREMONT U.S. MICRO-CAP FUND
ROBERT E. KERN, PORTFOLIO MANAGER
KERN CAPITAL MANAGEMENT LLC

[PHOTO OF ROBERT E. KERN]
ROBERT E. KERN

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET (STOCKS WITH MARKET CAPITALIZATIONS IN THE BOTTOM 5% OF THE EQUITIES MARKET) IS A BREEDING GROUND FOR ENTREPRENEURIALLY MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

    SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS STRATEGIES FOR FUTURE GROWTH. THE FUND'S GOAL IS TO FIND "WINNERS" EARLY IN THEIR GROWTH CYCLE AND, IMPORTANTLY, TO MINIMIZE FUNDAMENTAL INVESTMENT MISTAKES.

    SUCCESSFUL MICRO-CAP INVESTING ALSO INVOLVES MINIMIZING TRANSACTION COSTS. THE FUND'S DEDICATED TRADERS WORK HAND-IN-HAND WITH THE PORTFOLIO MANAGEMENT TEAM ON EXECUTION STRATEGIES TO ENHANCE THE FUND'S PERFORMANCE.

    ROBERT E. KERN, PRESIDENT OF FUND SUB-ADVISOR KERN CAPITAL MANAGE MENT LLC, IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS,
    For the six months ended October 31, 1997, the Fremont U.S. Micro-Cap Fund returned 28.10% compared to the Russell 2000's 27.29%. For the twelve months ended on the same date, the Fund gained 28.80% versus the benchmark index's 29.33%.

    At the conclusion of my letter to you in the 1997 Semi-Annual Report I said, "Unless we have one (CONTINUED ON PAGE 14)

FREMONT U.S. MICRO-CAP FUND INVESTMENT RETURNS

ANNUAL RETURNS

[EDGAR REPRESENTATION OF CHART]

6/30/94-
10/31/94*           +3.60%

11/01/94-
10/31/95           +38.68%

11/01/95-
10/31/96           +41.46%


11/01/96-
10/31/97           +28.80%

AVERAGE            +33.43%
ANNUAL             (SINCE INCEPTION)

GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1            3        SINCE INCEPTION
YEAR       YEARS         6/30/94
28.80%     36.20%         33.43%

[EDGAR REPRESENTATION OF CHART]



          FREMONT U.S. MICRO-CAP FUND   RUSSELL 2000 INDEX

30-JUN-94                $10,000             $10,000
31-JUL-94                $10,220             $10,164
31-AUG-94                $10,320             $10,730
30-SEP-94                $10,470             $10,694
31-OCT-94                $10,360             $10,651
30-NOV-94                $10,000             $10,221
31-DEC-94                $10,150             $10,494
31-JAN-95                $10,350             $10,362
28-FEB-95                $10,671             $10,793
31-MAR-95                $11,122             $10,978
30-APR-95                $11,392             $11,222
31-MAY-95                $11,913             $11,415
30-JUN-95                $12,495             $12,007
31-JUL-95                $13,346             $12,699
31-AUG-95                $14,188             $12,961
30-SEP-95                $14,549             $13,193
31-OCT-95                $14,368             $12,602
30-NOV-95                $15,020             $13,132
31-DEC-95                $15,635             $13,479
31-JAN-96                $16,174             $13,465
29-FEB-96                $17,250             $13,884
31-MAR-96                $17,810             $14,167
30-APR-96                $19,839             $14,925
31-MAY-96                $21,506             $15,513
30-JUN-96                $20,699             $14,876
31-JUL-96                $18,897             $13,577
31-AUG-96                $20,057             $14,365
30-SEP-96                $21,009             $14,926
31-OCT-96                $20,326             $14,696
30-NOV-96                $21,755             $15,302
31-DEC-96                $23,250             $15,701
31-JAN-97                $24,428             $16,016
28-FEB-97                $23,012             $15,627
31-MAR-97                $21,011             $14,889
30-APR-97                $20,438             $14,931
31-MAY-97                $22,979             $16,592
30-JUN-97                $24,547             $17,304
31-JUL-97                $25,466             $18,109
31-AUG-97                $26,451             $18,523
30-SEP-97                $28,559             $19,878
31-OCT-97                $26,180             $19,005


FREMONT U.S. MICRO-CAP FUND
($26,180)

RUSSELL 2000 INDEX
($19,005)


*Unannualized

+Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

FREMONT FUNDS

terrific fiscal second half 1997, our returns will be more modest than the Fund's returns in each of the last two fiscal years." We did have a very good second half, and although we didn't quite match fiscal 1995 and 1996's 40% plus returns, we were relatively pleased with the Fund's 28.8% full fiscal year gain after the flat first half.

    Some comments on the events of late October are in order. Although longer term, we believe the Fund's micro-cap stocks will succeed or fail based on their own individual fundamental merits, they are not immune to sharp short-term market swings on the up or down side. Our portfolio was not a particularly safe haven in late October, when the U.S. stock market and especially the technology group was hit by emotional selling sparked by currency and market turmoil in Southeast Asia. We are not sure how long emerging markets will remain under pressure, however, recent events will probably cause global investors to refocus on U.S. equities, and in particular successful smaller companies.

    Over the last six months, we have deployed what we referred to in a September 8, 1997 Barron's article as a "no-name offense"--investing in companies flying well below most analysts' radar screens. By and large, these companies have not had spectacular earnings growth over the last year or so, but in our opinion, are well positioned to accelerate earnings down the road. As the Fund's second fiscal half performance demonstrates, our "no names" did well on an absolute basis. They did trail more widely followed micro-cap stocks that really took off when the market turned in late April. Going forward, we believe our patience and perseverance will pay off in good absolute and relative returns.

    CHANNELL COMMERCIAL, a Temecula, California-based manufacturer of environmental enclosures for broadband telecommunications and cable television infrastructure, is one of our "no names." Due to reduced capital spending in the cable television industry, Channell's revenue and earnings growth have slowed in recent years. However, with Microsoft's Bill Gates investing some very serious money in the cable TV industry, (which he appears to believe will ultimately be the most efficient internet access highway), capital spending should increase substantially in the years ahead. With telephone companies competing with cable operators for the internet transmission supremacy, Channell Commercial's markets should experience strong growth. As a market share leader in its business, Channell is expected to achieve its growth goals through a combination of internal new product development and acquisitions. We must add the caveat that we reserve the right to change our investment opinion on this and all other stocks in the portfolio if warranted.

    Since this is the first time I am writing to you as a principal in the Fund's new sub-advisory firm Kern Capital Management LLC, I would like to talk a little bit about our firm's focus on small company investing. I have had the support of many talented people over my more than 30-year professional investment career. However, this is the first time I have been surrounded by a team of investment professionals who have dedicated their careers to micro-cap and small cap investing. Everyone on our team, co-managers Judy Finger and my son, David; analysts Greg Weaver and Ted Graham; and trader Mike Murphy are small company investment specialists. We all look forward to serving you in the years ahead.

    In closing, our team thanks you for your support. We believe selected U.S. micro-cap stocks will continue to provide attractive long-term investment returns.

Sincerely,


/s/ Robert E. Kern
Robert E. Kern
Portfolio Manager
Fremont U.S. Micro-Cap Fund

FREMONT FUNDS

FREMONT U.S. SMALL CAP FUND
DAVID G. KERN, CFA, PORTFOLIO MANAGER
KERN CAPITAL MANAGEMENT LLC

[PHOTO OF DAVID KERN]
DAVID KERN

FUND PROFILE

U.S. SMALL CAP STOCKS OFFER TREMENDOUS OPPORTUNITY FOR PROFESSIONAL INVESTORS DEDICATED TO HANDS-ON FUNDAMENTAL RESEARCH. THROUGH RIGOROUS FUNDAMENTAL ANALYSIS, INCLUDING VISITS WITH CORPORATE MANAGEMENTS, THEIR SUPPLIERS, CUSTOMERS AND COMPETITORS, FUND MANAGEMENT STRIVES TO IDENTIFY SMALL, RELATIVELY UNKNOWN COMPANIES WITH THE POTENTIAL TO BECOME LARGER AND MORE SUCCESSFUL OVER TIME.

    RESEARCH IS CONCENTRATED IN INDUSTRIES WITH THE GREATEST LEVEL OF INNOVATION SUCH AS TECHNOLOGY, HEALTH CARE, CONSUMER PRODUCTS, AND SERVICES. THE RESEARCH PROCESS FOCUSES ON ANSWERING THREE BASIC QUESTIONS: HOW GOOD IS A COMPANY'S TARGET MARKET; DOES MANAGEMENT HAVE AN EFFECTIVE STRATEGY TO CAPITALIZE ON MARKET OPPORTUNITIES; AND HOW MUCH IS THE COMPANY WORTH TODAY AND WHAT WILL IT BE WORTH TOMORROW?

    PORTFOLIO MANAGER DAVID G. KERN INHERITS HIS ENTHUSIASM AND APTITUDE FOR SMALL CAP INVESTING FROM HIS FATHER AND FELLOW PRINCIPAL IN KERN CAPITAL MANAGEMENT LLC, ROBERT E. KERN, ONE OF THE MOST RESPECTED SMALL COMPANY INVESTORS IN THE BUSINESS. DAVID HAS SPENT THE LAST ELEVEN YEARS HONING HIS SKILLS AS A SMALL CAP STOCK ANALYST AND PORTFOLIO MANAGER, MOST RECENTLY SERVING AS VICE PRESIDENT WITH FOUNDERS ASSET MANAGEMENT, INC.

WELCOME TO OUR NEW SHAREHOLDERS,
    From inception on September 24, 1997 through October 31, 1997, the Fremont U.S. Small Cap Fund declined 4.06% versus the Russell 2000 Index's 3.46% loss.

    With the Fund beginning operations in the last week of September, performance comparisons through fiscal year end 1997 don't mean very much. A discussion of our investment strategy over this brief period is more illuminating. Given the very strong performance of small caps off the April lows, we began investing the Fund slowly. As market volatility increased in October, presenting more attractively priced opportunities, we picked up the pace. The technology sector, one of our areas of (CONTINUED ON PAGE 16)

FREMONT U.S. SMALL CAP FUND INVESTMENT RETURNS
ANNUAL RETURNS

[EDGAR REPRESENTATION OF CHART]

9/24/97-
10/31/97*         -4.06%


GROWTH OF $10,000+

RETURN FOR
PERIODS ENDED 10/31/97

SINCE INCEPTION
9/24/97
-4.06%

[EDGAR REPRESENTATION OF CHART]

          FREMONT U.S. SMALL CAP FUND   RUSSELL 2000 INDEX
23-SEP-97                 $10,000            $10,000
30-SEP-97                 $10,060            $10,103
31-OCT-97                  $9,594             $9,659


RUSSELL 2000 INDEX
($9,659)

FREMONT SMALL CAP FUND
($9,594)


*Unannualized

+Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

FREMONT FUNDS

expertise, got hit particularly hard during the downdraft, allowing us to accumulate a number of excellent companies at very reasonable prices. With 18% in cash reserves at the close of fiscal 1997, the Fund is well positioned to take advantage of additional market volatility.

    To better acquaint you with our investment discipline, some background on Kern Capital Management LLC is required. The firm is comprised of investment specialists who have dedicated their careers to small and micro-cap investing. We work as a team, dividing research and portfolio management responsibilities along the lines of industry expertise. I focus on the software sector within the technology group and the health care industry. My father, Bob Kern, who you probably already know as the Portfolio Manager of the Fremont U.S. Micro-Cap Fund, covers the semi-conductor, communications and technology hardware sectors. Judy Finger, who joined us from Delaware Management, is responsible for our consumer investments. All three of us evaluate opportunities in the various services industries. We are supported by two experienced and talented analysts, Greg Weaver and Ted Graham. Once our research team uncovers an attractive investment idea, we develop an execution strategy with our trader Mike Murphy, who has over 20 years' experience buying and selling small stocks, to build portfolio positions. In short, we have an extremely experienced and dedicated team searching for tomorrow's most successful companies.

    We believe Kern Capital Management has another advantage in the small cap investing arena. Due to our extensive research in the micro-cap stock universe, we often have a research history on successful companies that have grown from being micro-cap stocks to small cap investment candidates. We know the management teams. We know the companies' markets. We are not starting from scratch in our research efforts, but rather continuing a process that has often begun at a company's initial public offering.

    Now, let's review the research process. We begin by examining financial statements. Revenue growth is important. Gross margins give us a feel for the value of a company's products and services to its clients. Operating earnings tell us how much cash the company is generating before variable non-operating expenses like interest payments and taxes are taken out. On the balance sheet side, analysis of cash, accounts receivable, inventories and debt help us measure a company's financial health and staying power. As important as they are, financial statements only tell you about what has happened in the past. To evaluate the company's future prospects, we need to know management's plans for the future and to assess their ability to execute their plans. For this, we have to sit across the table from them at our offices, conferences or ideally at their own corporate headquarters, and get answers to some hard questions. We don't rely exclusively on management's comments. We make it a point to talk to their customers, suppliers, and competitors to further evaluate a company's strengths and weaknesses.

    One of the companies that passed our rigorous research examination is P-COM, a manufacturer of equipment used in the wireless communications networks around the world. I have followed P-Com since its initial public offering in January 1995. P-Com has executed well on its business strategy and has grown from a micro-cap to small cap company with a market capitalization of around $870 million. The tremendous growth of wireless networks, especially in developing countries where it is less expensive to build wireless systems than putting wire in the ground, should continue well into the future. The U.S. should also become a growth market for P-Com as Personal Communications Systems (PCS) begin to get built out over the next several years. In short, P-Com is a leader in a market with exceptional growth potential. After the recent market sell-off, P-Com is trading at $19, at about 28 times our 1998 earning projections of $0.65-$0.70 per share.
With a projected annual earnings growth rate of 50%, we believe that is reasonable price to pay. Obviously, if fundamentals change, our opinion may change as well.

    In closing, I hope I have effectively articulated our investment discipline. We thank our shareholders for their confidence in our investment abilities and look forward to diligently applying them in the year ahead.

Sincerely,

/s/ David G. Kern
David G. Kern
Portfolio Manager
Fremont U.S. Small Cap Fund

FREMONT FUNDS


FREMONT GROWTH FUND
W. KENT COPA, CFA, PORTFOLIO MANAGER
FREMONT INVESTMENT ADVISORS, INC.


[PHOTO OF KEN COPA]
KEN COPA

FUND PROFILE

FREMONT GROWTH FUND INVESTS PRINCIPALLY IN LARGE CAPITALIZATION U.S. STOCKS WITH SUPERIOR EARNINGS GROWTH PROSPECTS. THE GOAL IS TO CONSISTENTLY OUTPERFORM THE STANDARD & POOR'S 500 INDEX. EXTENSIVE STATISTICAL EVIDENCE REVEALS A DIRECT RELATIONSHIP BETWEEN THE PERFORMANCE OF STOCKS IN SELECTED INDUSTRY GROUPS DURING THE VARYING STAGES OF THE ECONOMIC CYCLE. FOR EXAMPLE, FOOD, HOUSEHOLD PRODUCT, AND DRUG STOCKS, WHICH GENERALLY PRODUCE CONSISTENT EARNINGS GROWTH THROUGHOUT THE BUSINESS CYCLE, TEND TO PERFORM WELL IN A SLUGGISH ECONOMY. AUTO, ENERGY AND BANKING COMPANY EARNINGS AND STOCK PRICES TEND TO GROW FASTER WHEN THE ECONOMY GAINS MOMENTUM.

    FREMONT GROWTH FUND UTILIZES SOPHISTICATED QUANTITATIVE MODELS TO FORECAST MACRO-ECONOMIC TRENDS AND TO IDENTIFY THOSE INDUSTRY GROUPS PROVIDING THE BEST RELATIVE POTENTIAL. THE STOCK SELECTION PROCESS FOCUSES ON LEADING COMPANIES IN EACH INDUSTRY GROUP WITH CONSISTENT EARNINGS GROWTH RECORDS AND REASONABLE VALUATIONS.

TO OUR SHAREHOLDERS,
    For the six-month period ended October 31, 1997, the Fremont Growth Fund returned 16.31% compared to the Standard & Poor's 500 Index's 15.16%. For the 12-month period ended on the same date, the Fund gained 29.26% versus the S&P 500's 32.11%. Fremont Growth Fund's 12-month gain materially exceeded the Lipper Growth Fund Average's 27.28% advance.

    The Fund's overweighting in financial services, energy and utilities stocks and underweighting in technology and consumer non-durables hurt relative performance in first fiscal half 1997, but helped us outperform the S&P 500 benchmark in the second half, particularly during the severe market correction in October.

    While we are not market timers, some comment on the events of late October are in order. We believe the U.S. stock market over-reacted to the Southeast Asian currency crisis. With 30% of U.S. exports going to the Pacific Rim, an economic slow-(CONTINUED ON PAGE 18)

FREMONT GROWTH FUND INVESTMENT RETURNS

ANNUAL RETURNS

[EDGAR REPRESENTATION OF CHART]

8/14/92-
10/31/92*         +2.00%

11/01/92-
10/31/93         +12.80%

11/01/93-
10/31/94          +1.72%

11/01/94-
10/31/95         +28.12%

11/01/95-
10/31/96         +22.06%

11/01/96-
10/31/97         +29.26%

AVERAGE          +17.96%
ANNUAL           (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1          5     SINCE INCEPTION
YEAR     YEARS      8/14/92
29.26%   18.25%      17.96%

[EDGAR REPRESENTATION OF CHART]


          FREMONT     GROWTH FUND       S&P 500
14-AUG-92               $10,000         $10,000
31-AUG-92                $9,899          $9,873
30-SEP-92               $10,091          $9,987
31-OCT-92               $10,200         $10,023
30-NOV-92               $10,655         $10,361
31-DEC-92               $10,822         $10,495
31-JAN-93               $10,954         $10,572
28-FEB-93               $10,843         $10,716
31-MAR-93               $11,005         $10,947
30-APR-93               $10,609         $10,679
31-MAY-93               $10,863         $10,964
30-JUN-93               $10,945         $11,000
31-JUL-93               $10,935         $10,946
31-AUG-93               $11,302         $11,359
30-SEP-93               $11,414         $11,276
31-OCT-93               $11,506         $11,507
30-NOV-93               $11,270         $11,404
31-DEC-93               $11,516         $11,544
31-JAN-94               $11,907         $11,932
28-FEB-94               $11,536         $11,608
31-MAR-94               $10,929         $11,104
30-APR-94               $11,052         $11,248
31-MAY-94               $11,093         $11,432
30-JUN-94               $10,722         $11,149
31-JUL-94               $11,155         $11,518
31-AUG-94               $11,724         $11,986
30-SEP-94               $11,476         $11,696
31-OCT-94               $11,704         $11,965
30-NOV-94               $11,335         $11,526
31-DEC-94               $11,563         $11,695
31-JAN-95               $11,609         $11,998
28-FEB-95               $11,987         $12,463
31-MAR-95               $12,307         $12,832
30-APR-95               $12,570         $13,210
31-MAY-95               $12,982         $13,733
30-JUN-95               $13,622         $14,056
31-JUL-95               $14,228         $14,524
31-AUG-95               $14,423         $14,558
30-SEP-95               $14,983         $15,164
31-OCT-95               $14,995         $15,122
30-NOV-95               $15,477         $15,787
31-DEC-95               $15,449         $16,079
31-JAN-96               $15,898         $16,633
29-FEB-96               $16,092         $16,793
31-MAR-96               $16,032         $16,954
30-APR-96               $16,517         $17,204
31-MAY-96               $17,087         $17,647
30-JUN-96               $17,184         $17,714
31-JUL-96               $16,347         $16,932
31-AUG-96               $16,638         $17,289
30-SEP-96               $17,852         $18,262
31-OCT-96               $18,303         $18,766
30-NOV-96               $19,631         $20,184
31-DEC-96               $19,326         $19,784
31-JAN-97               $20,204         $21,021
28-FEB-97               $20,326         $21,185
31-MAR-97               $19,614         $20,314
30-APR-97               $20,341         $21,527
31-MAY-97               $21,507         $22,838
30-JUN-97               $22,279         $23,861
31-JUL-97               $24,218         $25,760
31-AUG-97               $23,218         $24,317
30-SEP-97               $24,521         $25,648
31-OCT-97               $23,658         $24,792


S&P 500 INDEX
($24,792)

FREMONT GROWTH FUND
($23,658)


*Unannualized

+Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

FREMONT FUNDS


FREMONT GROWTH FUND
SECTOR DIVERSIFICATION AS OF OCTOBER 31, 1997

[EDGAR REPRESENTATION OF CHART]

SHORT TERM SECURITIES              (4.7%)

ENERGY                            (17.4%)

OTHER                             (22.3%)

UTILITIES                         (13.4%)

RETAIL                             (4.3%)

CONSUMER SERVICES                  (4.9%)

FINANCIAL SERVICES (BANKS)        (12.8%)

FINANCIAL SERVICES (OTHER)         (9.2%)

TECHNOLOGY                        (11.0%)


down in the region will have an impact on corporate earnings going forward, particularly for U.S.-based multi-nationals. However, our domestic economy and the economies of our other major trading partners remain in very good shape. There are no signs of inflation and interest rates remain at levels that can support further economic growth.

    Consequently, we expect the U.S. stock market to stabilize and then trend higher over the next year. We are not looking for the kind of price/earnings multiple expansion that resulted in such strong gains from 1995 through first half 1997. But, we think earnings progress will help push the market along.

    We continue to be overweighted in financial services companies (22.0% versus the S&P 500's 15.0%), energy stocks (17.4% versus 9.0%), and utilities (13.4% versus 9.5%). In the financial services arena, we are biased toward insurance companies and stock brokerage/asset management firms. We do not believe October's market turmoil will diminish the very favorable outlook for these businesses. The "baby boomers" are in their peak earnings, savings and investment years. This means a lot of money should continue to flow into savings and investment products.

    In our view, energy stocks also represent great value. The short-term earnings prospects may be diminished by slowing economies in Southeast Asia, but with economic growth accelerating in Europe and Latin America, energy prices and energy company earnings should trend higher. Utilities stocks have been lackluster performers primarily due to uncertainty over deregulation in the industry. In our opinion, competition will energize the industry, and financially strong utility companies will flourish in this new competitive environment.

    SCHLUMBERGER LTD. is best known as one of the world's largest oil service companies. With energy prices now at levels that economically justify more exploration and drilling activity, this business is doing quite well. Schlumberger has also diversified into other industries with excellent growth potential. For example, the company recently signed contracts with AFE Testing, Inc., SiliconWare Corp, and United Micro Electronics of Japan to supply mixed signal semiconductor testing systems for multimedia, audio and entertainment products. If Schlumberger can duplicate its success in the oil services business in its foray into new industries, earnings could grow even faster than our current 19.6% five year average annual return forecasts. While we reserve the right to change our investment opinions on all the stocks in the portfolio, we are currently very comfortable with this holding.

    In closing, we believe the U.S. stock market will trend higher over the next several years. Volatility may continue with periodic corrections that will test investors' resolve. We will remain focused on what we believe will continue to be a healthy economy and on those sectors and individual stocks likely to excel.

Sincerely,

/s/ Ken Copa
W. Kent Copa
Portfolio Manager
Fremont Growth Fund

FREMONT FUNDS

FREMONT BOND FUND
BILL GROSS, FOUNDER AND MANAGING DIRECTOR
PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

[PHOTO OF BILL GROSS]
BILL GROSS

FUND PROFILE

FREMONT BOND FUND INVESTS IN HIGH QUALITY CORPORATE, MORTGAGE-BACKED, HEDGED INTERNATIONAL, AND GOVERNMENT BONDS. THE FUND'S GOAL IS TO CONSISTENTLY PROVIDE ATTRACTIVE RISK-ADJUSTED RETURNS RELATIVE TO THE BROAD FIXED-INCOME MARKET.

    THE FUND'S INVESTMENT PHILOSOPHY EMBODIES THREE KEY PRINCIPLES. FIRST, PORTFOLIO STRATEGY IS DRIVEN BY LONGER-TERM TRENDS IN INTEREST RATES. THREE- TO FIVE-YEAR ECONOMIC, DEMOGRAPHIC, AND POLITICAL FORECASTS ARE UPDATED ANNUALLY TO IDENTIFY THE LONG-TERM INTEREST RATE TREND, WHICH DETERMINES THE MOST APPROPRIATE MATURITY/DURATION (INTEREST RATE SENSITIVITY) RANGE FOR THE PORTFOLIO. SECOND, CONSISTENT PERFORMANCE IS ACHIEVED BY AVOIDING EXTREME SWINGS IN PORTFOLIO MATURITY/DURATION. BY OPERATING WITHIN A MODERATE DURATION RANGE RELATIVE TO THE BROAD FIXED-INCOME MARKET, THE FUND LIMITS DOWNSIDE RISK DURING SHORT-LIVED, BUT PERIODICALLY VIOLENT INTEREST RATE FLUCTUATIONS. FINALLY, EMPHASIS IS PLACED ON ADDING VALUE THROUGH THE ANALYSIS OF TRADITIONAL VARIABLES SUCH AS SECTOR, COUPON, AND QUALITY.

    PORTFOLIO MANAGER BILL GROSS, FOUNDER AND MANAGING DIRECTOR OF PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), HAS 26 YEARS OF PROFESSIONAL FIXED-INCOME INVESTMENT EXPERIENCE. IN ADDITION TO SERVING AS THE SUB-ADVISOR TO THE FREMONT BOND FUND, PIMCO MANAGES $105 BILLION IN FIXED INCOME INVESTMENTS FOR INSTITUTIONAL CLIENTS.

TO OUR SHAREHOLDERS
    For the six-month period ended October 31, 1997, the Fremont Bond Fund returned 7.12% compared to the 7.09% return for the Lehman Brothers Aggregate Bond Index. For the year ended October 31, 1997, the Fremont Bond Fund posted strong gains. The Fund's performance exceeded the benchmark by 62 basis points (0.62%), returning 9.54% versus 8.92% for the Lehman Brothers Aggregate Index.

    The strong returns of the Fund were achieved through a variety of portfolio strategies. First, the bond market provided an attractive environment as interest rates declined by approximately 0.4%. We (CONTINUED ON PAGE 20)

FREMONT BOND FUND INVESTMENT RETURNS

ANNUAL RETURNS

[EDGAR REPRESENTATION OF CHART]

4/30/93-
10/31/93*          +5.15%

11/01/93-
10/31/94           -4.42%

11/01/94-
10/31/95          +16.49%

11/01/95-
10/31/96           +8.18%

11/01/96-
10/31/97           +9.54%

AVERAGE            +7.54%
ANNUAL             (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1          3     SINCE INCEPTION
YEAR     YEARS      4/30/93
9.54%    11.34%      7.54%

              FREMONT BOND FUND       LEHMAN BROS
                                  AGGREGATE BOND INDEX
30-APR-93          $10,000              $10,000
31-MAY-93           $9,963              $10,013
30-JUN-93          $10,182              $10,194
31-JUL-93          $10,198              $10,252
31-AUG-93          $10,415              $10,432
30-SEP-93          $10,481              $10,460
31-OCT-93          $10,515              $10,499
30-NOV-93          $10,366              $10,410
31-DEC-93          $10,437              $10,466
31-JAN-94          $10,585              $10,607
28-FEB-94          $10,388              $10,423
31-MAR-94          $10,147              $10,166
30-APR-94          $10,049              $10,085
31-MAY-94           $9,959              $10,083
30-JUN-94          $10,025              $10,061
31-JUL-94          $10,205              $10,261
31-AUG-94          $10,230              $10,274
30-SEP-94          $10,106              $10,123
31-OCT-94          $10,050              $10,114
30-NOV-94          $10,020              $10,091
31-DEC-94          $10,018              $10,161
31-JAN-95          $10,242              $10,362
28-FEB-95          $10,522              $10,609
31-MAR-95          $10,621              $10,674
30-APR-95          $10,823              $10,823
31-MAY-95          $11,228              $11,242
30-JUN-95          $11,299              $11,324
31-JUL-95          $11,263              $11,299
31-AUG-95          $11,397              $11,436
30-SEP-95          $11,530              $11,547
31-OCT-95          $11,707              $11,697
30-NOV-95          $11,954              $11,872
31-DEC-95          $12,146              $12,038
31-JAN-96          $12,269              $12,118
29-FEB-96          $11,935              $11,907
31-MAR-96          $11,893              $11,824
30-APR-96          $11,840              $11,757
31-MAY-96          $11,765              $11,734
30-JUN-96          $11,964              $11,891
31-JUL-96          $11,973              $11,923
31-AUG-96          $11,997              $11,903
30-SEP-96          $12,313              $12,110
31-OCT-96          $12,664              $12,379
30-NOV-96          $12,878              $12,591
31-DEC-96          $12,781              $12,474
31-JAN-97          $12,801              $12,512
28-FEB-97          $12,816              $12,543
31-MAR-97          $12,698              $12,404
30-APR-97          $12,951              $12,590
31-MAY-97          $13,075              $12,710
30-JUN-97          $13,247              $12,861
31-JUL-97          $13,650              $13,208
31-AUG-97          $13,495              $13,096
30-SEP-97          $13,695              $13,290
31-OCT-97          $13,873              $13,483

FREMONT BOND FUND
($13,873)

LEHMAN BROS. AGGREGATE BOND INDEX
($13,483)


*Unannualized

+Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

FREMONT FUNDS

maintained a relatively long average maturity in the portfolio, which had the effect of accentuating the positive price gains that occurred as rates declined. We also had a number of sector strategies in place which had a strong positive impact overall. Throughout the year, we maintained an emphasis on the mortgage sector. Mortgages perform very well if interest rates remain in a narrow band, as they did in fiscal year 1997. As a result, mortgages turned in strong performances and our emphasis on the sector boosted performance. Corporate bonds also performed strongly. We had little exposure to this sector, but the corporate bonds we did own were on the lower end of the investment-grade spectrum (BBB rated) and these issues outperformed their higher-rated counterparts. Lastly, our modest allocation to non-U.S. bonds also proved positive.

    Looking forward, we expect a continued healthy expansion of the U.S. economy and mild inflation for the next several quarters. The consumer represents the largest force in our economy, and we expect consumer spending to remain strong due to steady payroll growth, high confidence levels and gains on financial assets. Businesses will continue rapid investment in response to competitive pressures. Advanced technology in particular remains critical for capturing needed efficiency gains. For exports, the negatives of a strong dollar and slowing Asian economies will be balanced by firm demand for U.S. products in Canada, Mexico and perhaps Europe.

    Steady productivity gains allow for modest increases in wages without inflation. If wages do rise in excess of productivity, a lack of pricing power for most businesses will cut into profit margins and pressure corporate earnings. A strong dollar and high import penetration into the U.S. depress domestic prices, both directly through weakness in import prices, and indirectly via the competition of low-cost imports with domestically produced goods.

    In this environment of healthy growth with low inflation, we expect interest rates to continue their downward trend. Therefore, we will continue to manage the portfolio with a relatively long average maturity. We plan to reallocate some of the more pre-payment sensitive mortgage positions into long maturity Treasuries. While corporate bonds in general are not attractively valued, opportunities remain in select issues. In markets abroad, we see value in currency-hedged bonds in Australia, New Zealand, Sweden and Finland.

    We thank you for your continued support of our investing efforts and are confident that we can continue to uncover excellent investment opportunities for our shareholders.

Sincerely,


/s/ Bill Gross
Bill Gross
Portfolio Manager
Fremont Bond Fund


PORTFOLIO CREDIT QUALITY OF FREMONT BOND FUND
AS OF OCTOBER 31, 1997

[EDGAR REPRESENTATION OF CHART]

A         (3%)

BBB      (12%)

BB        (2%)

AAA      (83%)

FREMONT FUNDS

FREMONT MONEY MARKET FUND
NORMAN GEE, PORTFOLIO MANAGER
FREMONT INVESTMENT ADVISORS, INC.

[PHOTO OF NORMAN GEE]
NORMAN GEE

FREMONT MONEY MARKET FUND INVESTS PRIMARILY IN HIGH-QUALITY SHORT-TERM DEBT SECURITIES (COMMERCIAL PAPER) ISSUED BY U.S. CORPORATIONS AND U.S. SUBSIDIARIES OF FOREIGN CORPORATIONS. THE FUND WILL ALSO TAKE SMALL POSITIONS IN OTHER INVESTMENT-GRADE SHORT-TERM DEBT INSTRUMENTS SUCH AS YANKEE CDS (DOLLAR DENOMINATED CERTIFICATES OF DEPOSIT IN FOREIGN BANKS).

    PORTFOLIO MANAGER NORMAN GEE STRIVES TO ADD VALUE THROUGH PRICE-SENSITIVE TRADING AND BY IDENTIFYING UNDERVALUED HIGH QUALITY MONEY MARKET SECURITIES. HE WILL ALSO MAKE CONSERVATIVE ADJUSTMENTS TO THE PORTFOLIO'S AVERAGE MATURITY RELATIVE TO THE MARKET IN ATTEMPTING TO ENHANCE TOTAL PORTFOLIO YIELD.

TO OUR SHAREHOLDERS,
    For the six months ended October 31, 1997, the Fremont Money Market Fund returned 2.72% compared to the IBC Money Market First Tier Taxable Average's 2.44%. For the twelve months ended on the same date, the Fund returned 5.39% versus the IBC's 4.88%. The Fremont Money Market Fund once again finished in the top ten percent of comparable funds in the IBC money market fund universe.

    Down 10-20 basis points (0.1-0.2%) from their peaks in March, short-term interest rates closed fiscal 1997 about where they started a year ago. The portfolio's higher-than-market average maturity throughout this one year time period worked modestly in our favor. Currently, the Fund's average maturity is around 67 days compared the benchmark index's 55 days. We expect short-term interest rates to remain relatively flat until late first quarter 1998, at which point we believe the Federal Reserve will hike short term rates by 25 basis points (0.25%) in response to rising wage pressure.

    Toward the end of 1997, we will probably lengthen the Fund's average maturity to take advantage of a seasonal phenomena in the money markets called "playing the turn." Near the close of every calendar (CONTINUED ON PAGE 22)

FREMONT MONEY MARKET FUND INVESTMENT RETURNS

ANNUAL RETURNS

[EDGAR REPRESENTATION OF CHART]

11/18/88-
10/31/89*             +8.52%

11/01/89-
10/31/90              +7.99%

11/01/90-
10/31/91              +6.51%

11/01/91-
10/31/92              +3.73%

11/01/92-
10/31/93              +2.66%

11/01/93-
10/31/94              +3.49%

11/01/95-
10/31/96              +5.34%

11/01/94-
10/31/95              +5.84%

11/01/96-
10/31/97              +5.39%

AVERAGE               +5.51%
ANNUAL                (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1           5     SINCE INCEPTION
YEAR      YEARS      11/18/88
5.39%     4.54%       5.51%

[EDGAR REPRESENTATION OF CHART]
          FREMONT MONEY MARKET FUND     90 DAY US T-BILLS   IBC FIRST TIER

TAXABLE PRIME AVG.

18-NOV-88              $10,000             $10,000             $10,000
30-NOV-88              $10,027             $10,026             $10,025
31-DEC-88              $10,096             $10,093             $10,090
31-JAN-89              $10,170             $10,163             $10,159
28-FEB-89              $10,237             $10,236             $10,228
31-MAR-89              $10,315             $10,311             $10,300
30-APR-89              $10,389             $10,383             $10,377
31-MAY-89              $10,475             $10,457             $10,452
30-JUN-89              $10,552             $10,526             $10,528
31-JUL-89              $10,630             $10,592             $10,600
31-AUG-89              $10,705             $10,661             $10,670
30-SEP-89              $10,775             $10,731             $10,741
31-OCT-89              $10,852             $10,813             $10,812
30-NOV-89              $10,924             $10,887             $10,881
31-DEC-89              $10,993             $10,955             $10,949
31-JAN-90              $11,067             $11,027             $11,017
28-FEB-90              $11,132             $11,093             $11,084
31-MAR-90              $11,202             $11,168             $11,152
30-APR-90              $11,276             $11,240             $11,221
31-MAY-90              $11,350             $11,317             $11,291
30-JUN-90              $11,420             $11,390             $11,360
31-JUL-90              $11,498             $11,465             $11,429
31-AUG-90              $11,573             $11,540             $11,498
30-SEP-90              $11,640             $11,610             $11,567
31-OCT-90              $11,719             $11,682             $11,636
30-NOV-90              $11,792             $11,751             $11,704
31-DEC-90              $11,867             $11,821             $11,773
31-JAN-91              $11,941             $11,888             $11,839
28-FEB-91              $12,005             $11,946             $11,901
31-MAR-91              $12,065             $12,008             $11,959
30-APR-91              $12,134             $12,066             $12,015
31-MAY-91              $12,195             $12,124             $12,068
30-JUN-91              $12,249             $12,180             $12,121
31-JUL-91              $12,312             $12,238             $12,174
31-AUG-91              $12,369             $12,296             $12,227
30-SEP-91              $12,427             $12,350             $12,278
31-OCT-91              $12,482             $12,404             $12,328
30-NOV-91              $12,531             $12,454             $12,375
31-DEC-91              $12,584             $12,500             $12,422
31-JAN-92              $12,630             $12,543             $12,464
29-FEB-92              $12,668             $12,582             $12,502
31-MAR-92              $12,708             $12,625             $12,540
30-APR-92              $12,744             $12,666             $12,576
31-MAY-92              $12,779             $12,707             $12,612
30-JUN-92              $12,817             $12,745             $12,647
31-JUL-92              $12,852             $12,784             $12,680
31-AUG-92              $12,885             $12,819             $12,711
30-SEP-92              $12,917             $12,852             $12,741
31-OCT-92              $12,947             $12,884             $12,769
30-NOV-92              $12,978             $12,916             $12,798
31-DEC-92              $13,008             $12,951             $12,828
31-JAN-93              $13,036             $12,986             $12,857
28-FEB-93              $13,062             $13,016             $12,885
31-MAR-93              $13,093             $13,048             $12,912
30-APR-93              $13,122             $13,080             $12,939
31-MAY-93              $13,148             $13,113             $12,967
30-JUN-93              $13,178             $13,147             $12,994
31-JUL-93              $13,208             $13,181             $13,021
31-AUG-93              $13,235             $13,215             $13,049
30-SEP-93              $13,263             $13,248             $13,076
31-OCT-93              $13,291             $13,282             $13,104
30-NOV-93              $13,320             $13,315             $13,132
31-DEC-93              $13,351             $13,351             $13,161
31-JAN-94              $13,379             $13,385             $13,189
28-FEB-94              $13,406             $13,418             $13,218
31-MAR-94              $13,437             $13,455             $13,248
30-APR-94              $13,470             $13,496             $13,281
31-MAY-94              $13,512             $13,540             $13,317
30-JUN-94              $13,556             $13,586             $13,356
31-JUL-94              $13,603             $13,636             $13,397
31-AUG-94              $13,651             $13,687             $13,439
30-SEP-94              $13,701             $13,737             $13,485
31-OCT-94              $13,755             $13,794             $13,532
30-NOV-94              $13,812             $13,852             $13,582
31-DEC-94              $13,880             $13,915             $13,636
31-JAN-95              $13,943             $13,979             $13,694
28-FEB-95              $14,006             $14,041             $13,754
31-MAR-95              $14,081             $14,110             $13,816
30-APR-95              $14,145             $14,177             $13,877
31-MAY-95              $14,216             $14,247             $13,939
30-JUN-95              $14,289             $14,314             $14,000
31-JUL-95              $14,355             $14,384             $14,060
31-AUG-95              $14,423             $14,452             $14,120
30-SEP-95              $14,492             $14,517             $14,180
31-OCT-95              $14,558             $14,583             $14,239
30-NOV-95              $14,624             $14,652             $14,299
31-DEC-95              $14,695             $14,732             $14,359
31-JAN-96              $14,760             $14,800             $14,418
29-FEB-96              $14,821             $14,859             $14,474
31-MAR-96              $14,885             $14,913             $14,529
30-APR-96              $14,947             $14,977             $14,584
31-MAY-96              $15,015             $15,043             $14,640
30-JUN-96              $15,073             $15,105             $14,695
31-JUL-96              $15,139             $15,173             $14,752
31-AUG-96              $15,209             $15,242             $14,809
30-SEP-96              $15,269             $15,313             $14,867
31-OCT-96              $15,336             $15,379             $14,929
30-NOV-96              $15,403             $15,444             $14,987
31-DEC-96              $15,470             $15,513             $15,045
31-JAN-97              $15,540             $15,584             $15,104
28-FEB-97              $15,602             $15,644             $15,162
31-MAR-97              $15,666             $15,710             $15,221
30-APR-97              $15,734             $15,785             $15,286
31-MAY-97              $15,808             $15,866             $15,347
30-JUN-97              $15,875             $15,925             $15,409
31-JUL-97              $15,948             $15,996             $15,471
31-AUG-97              $16,022             $16,064             $15,533
30-SEP-97              $16,089             $16,138             $15,595
31-OCT-97              $16,162             $16,207             $15,658


U.S. 91-DAY T-BILL INDEX
($16,207)

FREMONT MONEY MARKET FUND
($16,162)

IBC FIRST TIER TAXABLE AVERAGE
($15,658)


*Unannualized

+Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 91-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.

FREMONT FUNDS

year, corporations generally do a little financial window dressing by issuing commercial paper to add cash to their balance sheets. To encourage buyers, they bump up yields on paper maturing early in the next calendar year. In late December, many money market funds will take advantage of this little Christmas present by buying commercial paper maturing in early January. This is reflected in the modest increase in money market yields at the turn of every year. If we anticipate flat or declining rates, we will buy paper maturing a little later, in the process locking in higher yields for a bit longer. This year, we will be looking to buy commercial paper maturing in late March. When it matures, we expect to be able to roll this paper over into higher yielding issues spawned by the Fed rate hike we anticipate toward the end of first quarter 1998.

    We are always hunting for special situations in the money markets: opportunities like the commercial paper issued by the U.S. subsidiary of CHINA LIGHT & POWER, a Hong Kong-based utility providing electrical power to mainland China. The company's commercial paper financings are generally small and therefore, not suitable for big money market buyers who would have to take the entire issue for it to have any material impact on their portfolios. However, it is the kind of opportunity a Fund like ours can take advantage of. This paper comes at very short maturities, so interest rate risk is minimized. It yields about 10 basis points more than comparable single A rated issues. This is one of the ways we Davids can beat the Goliaths in the money market fund industry.

    In closing, we are pleased the Fund has once again exceeded its benchmark index and finished near the top of its taxable money market fund class. We look forward to adding more chapters to this superior performance history.

Sincerely,

/s/ Norman Gee
Norman Gee
Portfolio Manager
Fremont Money Market Fund

FREMONT FUNDS


FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND
WILLIAM M. FEENEY, PORTFOLIO MANAGER
FREMONT INVESTMENT ADVISORS, INC.

[PHOTO OF WILLIAM FEENEY]
WILLIAM FEENEY

FUND PROFILE

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND INVESTS IN CALIFORNIA MUNICIPAL BONDS. ESSENTIAL SERVICE BONDS (WATER, SEWER, ELECTRIC, GAS, ETC.) AND GENERAL OBLIGATION BONDS (SECURED BY THE FULL FAITH AND CREDIT OF THE GOVERNMENT ISSUER) ARE EMPHASIZED IN THIS CONSERVATIVELY MANAGED PORTFOLIO. INCOME FROM THE FUND IS FREE FROM BOTH FEDERAL AND STATE TAXES FOR CALIFORNIA RESIDENTS.

    THE DIRECTION OF INTEREST RATES IMPACTS THE TOTAL RETURN POTENTIAL OF BONDS. WHEN INTEREST RATES DECLINE, LONGER MATURITIES AND HIGHER DURATIONS (A MEASURE OF INTEREST RATE SENSITIVITY) ARE ADVANTAGEOUS. WHEN INTEREST RATES RISE, THE REVERSE IS TRUE. THROUGH THE ANALYSIS OF MACRO-ECONOMIC, POLITICAL, AND MARKET FACTORS, FUND MANAGEMENT STRIVES TO IDENTIFY THE DOMINANT INTEREST RATE TREND. THE FUND MANAGER'S STRATEGY IS SIMPLY TO POSITION THE PORTFOLIO'S MATURITY/DURATION TO TAKE ADVANTAGE OF THE DOMINANT INTEREST RATE TREND RATHER THAN TRADING ON LARGELY UNPREDICTABLE TEMPORARY INTEREST RATE FLUCTUATIONS.

    THE FUND INVESTS ALMOST EXCLUSIVELY IN THE HIGHEST INVESTMENT GRADE CREDITS AND CURRENTLY DOES NOT INVEST IN ANY BOND BELOW A BBB RATING. FUND MANAGEMENT ALSO STRIVES TO IDENTIFY "SPECIAL SITUATION" OPPOR TUNITIES CREATED BY INCOMPLETE CREDIT ANALYSIS, INVESTOR MISPERCEPTION, AND MARKET CONDITIONS.

TO OUR SHAREHOLDERS,
    For the six-month period ended October 31, 1997, the Fremont California Intermediate Tax-Free Fund returned 5.14% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 4.84%. For the twelve months ended on the same date, the Fund gained 6.75% versus the benchmark index's 6.31%.

    In second-half fiscal 1997, the portfolio's nine-year average maturity (compared to approximately 7 years for our benchmark index) worked in our (CONTINUED ON PAGE 24)

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND INVESTMENT RETURNS
ANNUAL RETURNS

[EDGAR REPRESENTATION OF CHART]

11/16/90-
10/31/91*                     +9.36%

11/01/91-
10/31/92                      +7.37%

11/01/92-
10/31/93                     +11.37%

11/01/93-
10/31/94                      -3.94%

11/01/94-
10/31/95                     +12.77%

11/01/95-
10/31/96                      +4.63%

11/01/96-
10/31/97                      +6.75%

AVERAGE                       +6.82%
ANNUAL                        (SINCE INCEPTION)


GROWTH OF $10,000+

AVERAGE ANNUAL RETURNS FOR
PERIODS ENDED 10/31/97

1           5       SINCE INCEPTION
YEAR      YEARS       11/16/90
6.75%      6.15%       6.82%

[EDGAR REPRESENTATION OF CHART]

          FREMONT CA INTER TAX-FREE FUND     LEHMAN MUNI 5 YR STATE G.O. INDEX

16-NOV-90                     $10,000                   $10,000
30-NOV-90                     $10,064                   $10,067         0.95%
31-DEC-90                     $10,105                   $10,102
31-JAN-91                     $10,273                   $10,250
28-FEB-91                     $10,364                   $10,340
31-MAR-91                     $10,370                   $10,313
30-APR-91                     $10,467                   $10,456
31-MAY-91                     $10,530                   $10,508
30-JUN-91                     $10,496                   $10,493
31-JUL-91                     $10,603                   $10,598
31-AUG-91                     $10,737                   $10,731
30-SEP-91                     $10,881                   $10,860
31-OCT-91                     $10,936                   $10,945
30-NOV-91                     $10,953                   $10,979
31-DEC-91                     $11,187                   $11,226
31-JAN-92                     $11,218                   $11,246
29-FEB-92                     $11,222                   $11,253
31-MAR-92                     $11,188                   $11,211
30-APR-92                     $11,270                   $11,306
31-MAY-92                     $11,373                   $11,413
30-JUN-92                     $11,535                   $11,572
31-JUL-92                     $11,871                   $11,876
31-AUG-92                     $11,747                   $11,787
30-SEP-92                     $11,831                   $11,862
31-OCT-92                     $11,741                   $11,821
30-NOV-92                     $11,906                   $11,962
31-DEC-92                     $12,004                   $12,049
31-JAN-93                     $12,155                   $12,180
28-FEB-93                     $12,518                   $12,495
31-MAR-93                     $12,325                   $12,357
30-APR-93                     $12,434                   $12,432
31-MAY-93                     $12,460                   $12,475
30-JUN-93                     $12,666                   $12,641
31-JUL-93                     $12,629                   $12,642
31-AUG-93                     $12,889                   $12,817
30-SEP-93                     $13,069                   $12,915
31-OCT-93                     $13,076                   $12,930
30-NOV-93                     $12,964                   $12,899
31-DEC-93                     $13,198                   $13,078
31-JAN-94                     $13,354                   $13,202
28-FEB-94                     $13,007                   $12,943
31-MAR-94                     $12,664                   $12,653
30-APR-94                     $12,717                   $12,779
31-MAY-94                     $12,795                   $12,854
30-JUN-94                     $12,714                   $12,820
31-JUL-94                     $12,915                   $12,954
31-AUG-94                     $12,945                   $13,016
30-SEP-94                     $12,765                   $12,920
31-OCT-94                     $12,561                   $12,847
30-NOV-94                     $12,354                   $12,750
31-DEC-94                     $12,552                   $12,866
31-JAN-95                     $12,830                   $13,001
28-FEB-95                     $13,208                   $13,195
31-MAR-95                     $13,356                   $13,323
30-APR-95                     $13,382                   $13,356
31-MAY-95                     $13,745                   $13,646
30-JUN-95                     $13,652                   $13,665
31-JUL-95                     $13,771                   $13,856
31-AUG-95                     $13,920                   $13,979
30-SEP-95                     $13,978                   $14,023
31-OCT-95                     $14,165                   $14,081
30-NOV-95                     $14,313                   $14,204
31-DEC-95                     $14,421                   $14,285
31-JAN-96                     $14,583                   $14,464
29-FEB-96                     $14,519                   $14,412
31-MAR-96                     $14,326                   $14,326
30-APR-96                     $14,330                   $14,299
31-MAY-96                     $14,313                   $14,280
30-JUN-96                     $14,394                   $14,366
31-JUL-96                     $14,575                   $14,470
31-AUG-96                     $14,557                   $14,489
30-SEP-96                     $14,665                   $14,589
31-OCT-96                     $14,820                   $14,732
30-NOV-96                     $15,044                   $14,941
31-DEC-96                     $15,005                   $14,906
31-JAN-97                     $15,013                   $14,944
28-FEB-97                     $15,110                   $15,050
31-MAR-97                     $14,973                   $14,879
30-APR-97                     $15,046                   $14,938
31-MAY-97                     $15,279                   $15,119
30-JUN-97                     $15,408                   $15,245
31-JUL-97                     $15,738                   $15,498
31-AUG-97                     $15,616                   $15,422
30-SEP-97                     $15,787                   $15,568
31-OCT-97                     $15,820                   $15,662


FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
($15,820)

LEHMAN BROS. 5-YEAR STATE G.O. INDEX
($15,662)


*Unannualized

+Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

FREMONT FUNDS

PORTFOLIO CREDIT QUALITY OF FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND AS OF OCTOBER 31, 1997

[EDGAR REPRESENTATION OF CHART]

AA (24.9%)

A (9.8%)

AAA (65.3%)


favor as intermediate interest rates declined by approximately 50 basis points (0.5%). Our utilities holdings performed particularly well, as fixed-income investors recognized that deregulation was not likely to have as negative an impact as initially perceived.

    With California General Obligations Bonds being upgraded from A- to AA+ by Fitch IBCA, one of the major debt rating services, and placed on a "positive credit watch" by Moody's, we would have liked to have owned more GOs. However, supply in the marketplace was quite limited, and the one new issue brought to market this year, was in our opinion, a little richly priced.

    The California economy continues to improve. Year-end 1998 employment growth is expected to come in at 3.5%, personal income growth at a robust 5.5%, and unemployment at just 6.2%. If you ignore mandated incremental payments to public school systems (as some economists do), the State is technically running a surplus. In general, this is good news for California municipal bonds. Sacramento may deliver on its promise to modestly reduce state income taxes. A significant reduction in state (or federal) income tax rates would hurt munis. However, the proposed 1-2% reduction in state income tax rates would hardly diminish the attractiveness of double tax-free yields to most municipal bond investors.

    Going forward, we expect interest rates to trend modestly lower and bonds modestly higher in the year ahead. Consequently, we are maintaining the portfolio's relatively high average maturity. Over the short term, supply/demand factors may have as great an impact on municipal bonds as economic trends. Bond prices have been rising on days when nervous investors are dumping stocks and buying bonds in "a flight to quality," and then declining when investors sell bonds to jump back into the stock market. With new issuance down 20% this year, supply in the California municipal bond market has been constrained. However, with the stock market rising until quite recently, demand has been slack as well. If investors do stampede out of stocks for more than just a day or two, demand should rise, creating a favorable longer term supply/demand profile for bonds, including California municipals.

    In closing, we are pleased to have once again exceeded our benchmark index. We believe favorable interest rate trends and the possibility of increasing demand for California municipal securities will benefit the Fund in the year ahead.

Sincerely,


/s/ William M. Feeney
William M. Feeney
Portfolio Manager
Fremont California Intermediate Tax-Free Fund

                              FREMONT MUTUAL FUNDS, INC.
                          Report of Independent Accountants
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FREMONT MUTUAL FUNDS, INC.:

       We have audited the accompanying statements of assets and liabilities of each of the ten funds of Fremont Mutual Funds, Inc. (the Funds), including each Fund's statement of investments in securities and net assets, as of October 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the ten funds of Fremont Mutual Funds, Inc., as of October 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.

San Francisco, California
December 9, 1997

                                 FREMONT GLOBAL FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------

STOCKS   69.1%
BUSINESS EQUIPMENT & SERVICES   2.9%

       2,800    Sodexho Alliance SA                         FR     $  1,391,908
     143,000    Kyowa Exeo Corp.                            JP        1,236,551
     600,000    Informatics Holdings Ltd.                   SG          247,540
     200,000    Compass Group PLC                           UK        2,102,690
     120,000    Hays PLC                                    UK        1,401,346
     100,000    Siebe PLC                                   UK        1,911,688
*    103,100    American Business Information, Inc.
                 (Class B)                                  US        1,340,300
      67,300    Diebold, Inc.                               US        2,965,406
*     35,600    Federal Express Corp.                       US        2,376,300
      59,700    First Data Corp.                            US        1,735,031
     122,200    Waste Management, Inc.                      US        2,856,425
                                                                   ------------
                                                                     19,565,185
                                                                   ------------

CAPITAL GOODS   2.1%

      50,000    Larsen & Toubro Ltd., GDR                   IN          525,000
      12,000    Kyocera Corp.                               JP          687,453
       8,400    Kyocera Corp., ADR                          JP          979,650
      60,000    Cemex SA (Class B), ADR                     MX          521,610
     370,000    IJM Corp. Berhad                            MY          198,244
     110,000    Cycle & Carriage Ltd.                       SG          481,752
          20    Zardoya-Otis                                SP            2,396
     132,000    Sandvik AB (Series B)                       SW        4,009,592
      40,200    Caterpillar, Inc.                           US        2,060,250
      49,300    Emerson Electric Co.                        US        2,585,169
      58,500    Hughes Supply, Inc.                         US        2,040,187
                                                                   ------------
                                                                     14,091,303
                                                                   ------------

CONSUMER DURABLES   5.4%

      33,600    Daimler-Benz AG                             GM        2,280,899
      26,300    Daimler-Benz AG, ADR                        GM        1,799,906
   1,000,000    PT Astra International, Inc.                ID          742,025
      33,000    Murata Manufacturing Co. Ltd.               JP        1,338,987
      33,000    Sony Corp., ADR                             JP        2,784,375
      50,000    Philips Electronics NV                      NL        3,900,436
      40,000    Philips Electronics NV (New York Shares)    NL        3,135,000
      27,000    Autoliv, Inc.                               SW        1,064,812
      80,000    Autoliv, Inc., SDR                          SW        3,202,771
      51,100    Chrysler Corp.                              US        1,801,275
      30,000    Eaton Corp.                                 US        2,898,750
      72,200    Ford Motor Co.                              US        3,154,237
      44,800    General Motors Corp.                        US        2,875,600
      83,300    Sturm, Ruger & Co., Inc.                    US        1,567,081
      51,800    Whirlpool Corp.                             US        3,140,375
                                                                   ------------
                                                                     35,686,529
                                                                   ------------

CONSUMER NON-DURABLES   2.4%

       5,760    LVMH                                        FR          975,352
         440    LVMH, ADR                                   FR           14,960
      20,000    Societe BIC SA                              FR        1,363,640
     250,000    PT Hanjaya Mandala Sampoerna                ID          435,159
      76,000    Cerebos Pacific Ltd.                        SG          193,919
     108,000    Fraser & Neave Ltd.                         SG          541,542
*     70,777    President Enterprises, GDR                  TW          778,552
     300,000    Unilever PLC                                UK        2,226,673
      67,400    American Greetings Corp. (Class A)          US        2,337,937
*     25,500    Blyth Industries, Inc.                      US          634,312
      46,800    Campbell Soup Co.                           US        2,413,125
*     35,200    Owens-Illinois, Inc.                        US        1,214,400
      30,200    VF Corp.                                    US        2,699,125
                                                                   ------------
                                                                     15,828,696
                                                                   ------------

CONSUMER SERVICES   3.3%

      22,000    News Corp. Ltd., ADR                        AU          419,375
     197,274    Village Roadshow Ltd. (Preferred)           AU          366,806
*     30,000    ProSieben Media AG (Preferred)              GM        1,484,418
      35,000    Secom Co.                                   JP        2,264,072
      20,000    Sega Enterprises Ltd.                       JP          492,226
      10,000    Sega Enterprises Ltd., ADR                  JP           61,528
     265,000    Genting Berhad                              MY          741,479
      70,600    Elsevier NV                                 NL        1,105,106
       7,902    Wolters Kluwer NV                           NL          966,814
       9,953    Wolters Kluwer NV, ADR                      NL        1,222,633
     280,000    Helicopter Line Ltd. (The)                  NZ          313,664
     360,000    Rentokil Initial PLC                        UK        1,441,557
      75,300    Disney (Walt) Co.                           US        6,193,425
*     34,900    ITT Corp.                                   US        2,606,594
      44,600    The Times Mirror Co. (Class A)              US        2,413,975
                                                                   ------------
                                                                     22,093,672
                                                                   ------------

ENERGY   9.1%

      45,700    Amoco Corp.                                 US        4,190,119
      38,200    Atlantic Richfield Co.                      US        3,144,337
     158,100    Chesapeake Energy Corp.                     US        1,551,356
      59,200    Chevron Corp.                               US        4,909,900
      80,400    Devon Energy Corp.                          US        3,597,900
      68,500    Dresser Industries, Inc.                    US        2,885,562
      31,900    ENSCO International, Inc.                   US        1,341,794
     117,700    Exxon Corp.                                 US        7,231,194
*     31,800    Falcon Drilling Co., Inc.                   US        1,156,725
      36,800    Kerr-McGee Corp.                            US        2,486,300
      70,000    Mobil Corp.                                 US        5,096,875
     134,700    Occidental Petroleum Corp.                  US        3,754,762
*     69,900    Oryx Energy Co.                             US        1,926,619
      50,900    Phillips Petroleum Co.                      US        2,462,287
*    151,300    Santa Fe Energy Resources, Inc.             US        1,976,356
      65,800    Texaco, Inc.                                US        3,746,487
      28,900    Tidewater, Inc.                             US        1,898,369
*    115,500    Ulster Petroleums Ltd.                      US        1,147,826
      68,800    USX-Marathon Group                          US        2,459,600
      73,700    Williams Cos., Inc.                         US        3,754,094
                                                                   ------------
                                                                     60,718,462
                                                                   ------------

FINANCIAL SERVICES (BANKS)   8.1%

      90,000    Banco de Galicia y Buenos Aires
                 SA de CV, ADR                              AR        2,181,096
     200,000    Westpac Banking Corp. Ltd.                  AU        1,161,932
   1,320,000    PT Bank Bira                                ID          183,079
   2,905,500    PT Lippo Bank                               ID          805,964
     150,000    Instituto Mobiliare Italiano SPA            IT        1,338,638
     400,000    Commerce Asset Holding Berhad               MY          309,570
     160,000    Malayan Banking Berhad                      MY          614,377
      50,288    ING Groep NV                                NL        2,103,399
     300,000    Overseas Union Bank Ltd.
                 (Foreign Registered)                       SG          999,683

 *  NON-INCOME PRODUCING SECURITIES
26  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 FREMONT GLOBAL FUND
                                   October 31, 1997
--------------------------------------------------------------------------------


                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS)   (CONTINUED)

     217,478    Overseas-Chinese Banking Corp. Ltd.
                 (Foreign Registered)                       SG     $  1,207,829
     214,899    United Overseas Bank Ltd.
                 (Foreign Registered)                       SG        1,186,686
       6,300    Housing & Commercial Bank, Korea            SK           69,202
*     24,285    Thai Farmers Bank (Warrants 09/15/02)
                 (Foreign Registered)                       TH            8,598
     129,790    HSBC Holdings PLC (Hong Kong Shares)        UK        2,938,325
      59,300    Ahmanson (H.F.) & Co.                       US        3,498,700
      57,000    Banc One Corp.                              US        2,971,125
      60,600    BankAmerica Corp.                           US        4,332,900
      30,300    Bankers Trust New York Corp.                US        3,575,400
      36,000    Citicorp                                    US        4,502,250
      40,900    First Chicago NBD Corp.                     US        2,975,475
      59,600    First Union Corp.                           US        2,924,125
      43,200    Fleet Financial Group, Inc.                 US        2,778,300
      59,600    NationsBank Corp.                           US        3,568,550
     102,800    Norwest Corp.                               US        3,296,025
      30,800    Republic New York Corp.                     US        3,259,025
      28,000    Zions Bancorporation                        US        1,088,500
                                                                   ------------
                                                                     53,878,753
                                                                   ------------

FINANCIAL SERVICES (OTHER)   5.1%

      62,859    Lend Lease Corp. Ltd.                       AU        1,284,338
   1,000,000    JCG Holdings Ltd.                           HK          443,079
      10,000    Nichiei Co. Ltd. (Kyoto)                    JP        1,097,531
      34,579    Aegon NV (New York Shares)                  NL        2,749,057
      40,000    Credicorp Ltd.                              PE          717,500
         130    Samsung Fire & Marine Insurance             SK           34,352
      49,700    Allstate Corp.                              US        4,121,994
      67,900    American General Corp.                      US        3,462,900
      13,900    Cigna Corp.                                 US        2,157,975
      22,300    CMAC Investment Corp.                       US        1,219,531
      84,400    Federal Home Loan Mortgage Corp.            US        3,196,650
      22,700    Horace Mann Educators Corp.                 US        1,276,875
*     45,100    Imperial Credit Industries, Inc.            US        1,133,137
      52,000    Mercury General Corp.                       US        2,206,750
      55,100    Morgan Stanley, Dean Witter,
                 Discover and Co.                           US        2,699,900
      70,700    TIG Holdings, Inc.                          US        2,394,963
      54,100    Travelers Group, Inc.                       US        3,787,000
                                                                   ------------
                                                                     33,983,532
                                                                   ------------

HEALTH CARE   4.1%

*     62,500    Fresenius Medical Care AG, ADR              GM        1,472,656
     200,500    PT Dankos Laboratories                      ID          100,111
      96,500    Grupo Casa Autrey SA de CV, ADR             MX        1,652,563
       1,386    Novartis AG (Registered Shares)             SZ        2,162,805
         260    Roche Holding AG                            SZ        2,276,515
      75,000    Glaxo Wellcome PLC                          UK        1,603,406
      29,300    Aetna, Inc.                                 US        2,082,131
      43,000    Baxter International, Inc.                  US        1,988,750
*     36,000    Biogen, Inc.                                US        1,206,000
      72,300    Columbia HCA Healthcare Corp.               US        2,042,475
*     23,400    HealthCare COMPARE Corp.                    US        1,257,750
*     68,600    Marquette Medical Systems, Inc.             US        1,766,450
      53,000    Medtronic, Inc.                             US        2,305,500
*    106,900    Pharmaceutical Product Development, Inc.    US        1,897,475
*     20,000    Safeskin Corp.                              US          907,500
      33,000    United Healthcare Corp.                     US        1,528,313
       9,300    Warner-Lambert Co.                          US        1,331,644
                                                                   ------------
                                                                     27,582,044
                                                                   ------------

MULTI-INDUSTRY   2.2%

       3,085    Viag AG                                     GM        1,437,209
     770,000    Citic Pacific Ltd.                          HK        3,685,640
     280,000    Hutchison Whampoa                           HK        1,937,904
   1,240,000    Renong Berhad                               MY        1,129,454
     248,000    Renong Berhad
                 (Convertible Loan Stock 05/21/01)          MY           50,198
*    155,000    Renong Berhad (Warrants Exp. 11/21/00)      MY           27,683
     400,000    Sime Darby Berhad                           MY          571,514
   1,000,000    Tan Chong Motor Holdings Berhad             MY          568,537
      22,500    Minnesota Mining & Manufacturing Co.        US        2,058,750
      53,000    TRW, Inc.                                   US        3,034,250
                                                                   ------------
                                                                     14,501,139
                                                                   ------------

RAW MATERIALS   3.1%

     132,800    Broken Hill Proprietary Co. Ltd., ADR       AU        2,672,600
      54,000    BASF AG                                     GM        1,854,741
      61,000    Bayer AG                                    GM        2,188,721
      28,645    Hansol Paper Ltd., GDR                      SK          186,193
*        933    Hansol Paper Ltd., GDR                      SK            6,065
*      1,386    Ciba Specialty Chemicals AG
                 (Registered Shares)                        SZ          135,607
      44,600    Aluminum Co. of America                     US        3,255,800
*     29,300    Buckeye Cellulose Corp.                     US        1,215,950
     128,400    Calgon Carbon Corp.                         US        1,516,725
      30,600    Dow Chemical Co.                            US        2,776,950
     129,900    Engelhard Corp.                             US        2,257,013
      52,900    Goodrich (B.F.) Co.                         US        2,357,356
                                                                   ------------
                                                                     20,423,721
                                                                   ------------

RETAIL   2.7%

       2,000    Carrefour SA                                FR        1,040,182
      13,050    Hermes International                        FR          877,148
      29,000    Ito-Yokado Co. Ltd.                         JP        1,441,922
      24,461    Cifra SA de CV (Series A)                   MX           44,395
     200,000    Cifra SA de CV (Series C)                   MX          353,433
*     59,100    Grupo Elektra SA de CV, GDR                 MX        1,621,556
*     26,700    Consolidated Stores Corp.                   US        1,064,663
*     66,400    Federated Department Stores, Inc.           US        2,921,600
      73,600    Hannaford Brothers Co.                      US        2,783,000
      47,600    McDonalds Corp.                             US        2,133,075
      65,500    Pier 1 Imports, Inc.                        US        1,195,375
      64,200    Sears, Roebuck and Co.                      US        2,688,375
                                                                   ------------
                                                                     18,164,724
                                                                   ------------

* NON-INCOME PRODUCING SECURITIES
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.  27

                                 FREMONT GLOBAL FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------

SHELTER   1.2%

     140,000    Kimberly-Clark de Mexico SA                 MX     $    603,463
   3,200,000    C & P Homes, Inc.                           PH          239,887
     500,000    DBS Land Ltd.                               SG          850,524
      37,000    Armstrong World Industries, Inc.            US        2,462,813
      43,000    Kimberly-Clark Corp.                        US        2,233,313
*     38,900    Triangle Pacific Corp.                      US        1,273,975
                                                                   ------------
                                                                      7,663,975
                                                                   ------------

TECHNOLOGY   8.9%

      50,000    Nokia AB, ADR                               FI        4,412,500
       6,000    SAP AG, ADR                                 GM          593,625
     110,000    Canon, Inc.                                 JP        2,670,658
      18,900    Hirose Electronics                          JP        1,233,599
      40,000    Hoya Corp.                                  JP        1,390,205
      14,000    TDK Corp.                                   JP        1,161,719
      55,000    Tokyo Electron Ltd.                         JP        2,743,826
      40,531    Samsung Electronics Ltd., GDS
                 (1/2 Non-Voting)                           SK          395,177
*      5,575    Samsung Electronics Ltd., GDS (1/2 Voting)  SK          112,894
       4,210    Sungmi Telecom Electronics                  SK          205,026
*     80,000    Synnex Technology International Corp., GDR  TW        1,396,000
      44,400    AMP, Inc.                                   US        1,998,000
*     40,800    Applied Materials, Inc.                     US        1,361,700
*     46,100    Aspect Telecommunications Corp.             US        1,106,400
      35,700    Avnet, Inc.                                 US        2,246,869
      61,700    Boeing Co.                                  US        2,953,888
      83,400    Hewlett-Packard Co.                         US        5,144,738
      74,600    International Business Machines Corp.       US        7,315,463
*     83,600    Iomega Corp.                                US        2,241,525
*     59,700    Komag, Inc.                                 US        1,033,556
      58,700    Motorola, Inc.                              US        3,624,725
*     31,800    Parametric Technology Corp.                 US        1,403,175
*     31,600    Storage Technology Corp.                    US        1,854,525
      14,800    Thiokol Corp.                               US        1,355,125
*     90,200    Ultratech Stepper, Inc.                     US        2,457,950
      21,800    United Technologies Corp.                   US        1,526,000
      23,200    Xerox Corp.                                 US        1,840,050
*     98,600    Xilinx, Inc.                                US        3,364,725
                                                                   ------------
                                                                     59,143,643
                                                                   ------------

TRANSPORTATION   1.1%

     836,000    Comfort Group Ltd.                          SG          421,847
     166,875    Keppel Corp.                                SG          527,475
*      9,770    Korean Air                                  SK           76,844
     240,000    British Airways PLC                         UK        2,342,279
      43,300    Burlington Northern Sante Fe                US        4,113,500
                                                                   ------------
                                                                      7,481,945
                                                                   ------------

   UTILITIES   7.4%

      42,500    Compania de Telecomunicaciones
                 de Chile SA, ADR                           CL        1,179,375
      15,000    Enersis SA, ADR                             CL          495,000
      60,570    Hong Kong & China Gas Co. Ltd.              HK          114,401
      17,500    PT Indosat, ADR                             ID          414,531
   1,020,000    Telecom Italia Mobile SPA                   IT        3,775,774
         255    Nippon Telegraph & Telephone                JP        2,162,634
     400,000    Tenaga Nasional Berhad                      MY          857,270
      44,200    Telecom of New Zealand, ADR                 NZ        1,721,038
      97,766    Manila Electric Co. (Class B)               PH          298,692
      14,900    Philippine Long Distance Telephone Co.      PH          368,812
      50,000    Philippine Long Distance Telephone Co., ADR PH        1,212,500
      70,000    Korea Electric Power Corp., ADR             SK          573,125
      62,830    Korea Mobile Telecommunications, ADR        SK          345,565
*    118,100    AirTouch Communications, Inc.               US        4,561,613
      21,400    Ameritech Corp.                             US        1,391,000
      64,900    Bell Atlantic Corp.                         US        5,183,888
      78,900    BellSouth Corp.                             US        3,732,956
      38,500    Coastal Corp.                               US        2,314,813
      47,300    Consolidated Edison Co. of New York, Inc.   US        1,620,025
     100,300    Entergy Corp.                               US        2,451,081
      25,300    GTE Corp.                                   US        1,073,669
     133,300    PG&E Corp.                                  US        3,407,481
      65,800    Texas Utilities Co.                         US        2,360,575
     120,300    Unicom Corp.                                US        3,368,400
*    130,200    WorldCom, Inc.                              US        4,377,975
                                                                   ------------
                                                                     49,362,193
                                                                   ------------

TOTAL STOCKS  (COST $407,520,777)                                   460,169,516
                                                                   ------------

FACE AMOUNT/ISSUER/COUPON RATE/STATED MATURITY
--------------------------------------------------------------------------------

BONDS   28.0%
CORPORATE BONDS   7.4%

US$   3,000,000    AES China Generating Co., 10.125%, 12/15/06        3,028,409
      2,000,000    Asia Pulp & Paper International Finance,
                    10.250%, 10/01/00                                 2,005,000
      3,000,000    Bank of America, 6.625%, 10/15/07                  3,009,210
      3,000,000    Cemex SA de CV, 10.750%, 07/15/00                  3,159,375
      3,000,000    China Light and Power Co. Ltd., 7.500%, 04/15/06   3,167,130
      4,000,000    Export-Import Bank of Korea, 7.100%, 03/15/07      3,812,920
      3,000,000    Ford Brasil LTDA, 9.250%, 01/22/07                 3,056,250
      3,000,000    Ford Motor Credit Corp., 6.800%, 04/23/01          3,051,060
      2,500,000    General Electric Capital Corp., 8.850%, 03/01/07   2,919,100
      3,000,000    General Motors Acceptance Corp.,
                    7.500%, 07/24/00                                  3,097,980
      3,000,000    Grupo Televisa (Callable 05/15/01@106.625),
                    0.00% to 05/15/01, 13.250% thereafter, 05/15/08   2,175,000
      3,000,000    Guangdong Enterprises, 8.875%, 05/22/07            2,955,960
      1,500,000    Korea Development Bank, 5.875%, 12/01/98           1,491,540
      3,000,000    Lehman Brothers, 7.125%, 09/15/03                  3,059,310
      2,000,000    Perez Companc SA, 8.125%, 07/15/07                 1,851,568
      2,000,000    Pohang Iron & Steel Co. Ltd., 7.375%, 05/15/05     2,005,640
      3,000,000    Salomon, Inc., 6.500%, 03/01/00                    3,020,910
      2,000,000    Wharf International Finance, 7.625%, 03/13/07      2,046,360
                                                                   ------------
                                                                     48,912,722
                                                                   ------------

MORTGAGE-BACKED SECURITIES   0.2%

      1,084,116    FNMA CMO, 1992-137BA REMIC,
                    3.500%, 01/25/17                                  1,053,956
                                                                   ------------
                                                                      1,053,956
                                                                   ------------

 *  NON-INCOME PRODUCING SECURITIES
28  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 FREMONT GLOBAL FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

FACE AMOUNT/ISSUER/DISCOUNT RATE/STATED MATURITY
--------------------------------------------------------------------------------

U.S. GOVERNMENT BONDS   3.5%

US$   5,000,000    FHLMC, 7.115%, 11/05/12                         $  5,054,700
      4,000,000    FNMA, 6.500%, 02/25/02                             4,004,360

                   U.S. Treasury Notes
      5,000,000     6.250%, 08/15/23                                  5,017,950
      5,000,000     6.500%, 10/15/06                                  5,200,800
      4,000,000     6.625%, 05/15/07                                  4,211,880
                                                                   ------------
                                                                     23,489,690
                                                                   ------------

FOREIGN BONDS   16.9%

                   European Bank for Reconstruction
                    and Development
AUS$  4,000,000      9.000%, 10/15/02                                 3,192,508

                   Government of Australia
AUS$  4,000,000      7.500%, 07/15/05                                 3,091,161
AUS$  4,000,000      8.750%, 01/15/01                                 3,090,067

                   Morgan Guaranty Trust Co.
AUS$  4,500,000      8.000%, 04/18/01                                 3,376,471

                   European Investment Bank
CAN$  4,000,000      7.750%, 04/22/03                                 3,131,761

                   Government of Canada
CAN$  4,000,000      6.000%, 06/01/08                                 2,931,357
CAN$  4,000,000      8.000%, 06/01/23                                 3,566,590

                   Japan Highway Public Corp.
CAN$  2,000,000      7.875%, 09/27/02                                 1,564,107

                   Oesterreichische Kontrollbank
                    (Republic of Austria)
CAN$  2,000,000      9.000%, 06/19/02                                 1,626,175

                   Republic of Finland
CAN$  2,000,000      9.500%, 09/15/04                                 1,722,823

                   Toyko Electric Power
CAN$  2,000,000     10.500%, 06/14/01                                 1,654,549

                   Federal Republic of Germany
DM    3,000,000      6.750%, 04/22/03                                 1,863,943
DM    4,500,000      6.875%, 05/12/05                                 2,826,905

                   Treuhandanstalt
DM    3,000,000      7.750%, 10/01/02                                 1,933,737

                   United Mexican States
DM    6,000,000      8.125%, 09/10/04                                 3,559,131

                   World Bank
DM    3,000,000      6.125%, 09/27/02                                 1,807,344

                   Government of Spain
ESP 480,000,000      7.900%, 02/28/02                                 3,595,809
ESP 500,000,000      8.400%, 04/30/01                                 3,768,406
ESP 480,000,000     10.300%, 06/15/02                                 3,924,224

                   Government of France
FF   20,000,000      8.500%, 11/25/02                                 3,980,337

                   Government of Ireland
IEP   2,000,000      6.500%, 10/18/01                                 3,109,086
IEP   2,000,000      8.000%, 08/18/06                                 3,388,589

                   Government of Netherlands
NLG   6,000,000     6.500%, 04/15/03                                  3,273,287

                   Government of Sweden
SEK  40,000,000      6.000%, 02/09/05                                 5,260,325
SEK  25,000,000     10.250%, 05/05/03                                 3,978,517

                   United Mexican States
L     2,000,000     12.250%, 12/03/98                                 3,459,804

                   U.K. Treasury
L     2,500,000      7.250%, 12/07/07                                 4,399,365
L     2,500,000      7.500%, 12/07/06                                 4,445,178
L     2,000,000      8.500%, 12/07/05                                 3,741,489
L     2,000,000      9.000%, 07/12/11                                 4,060,872
L     2,000,000      9.750%, 08/27/02                                 3,755,102

                   Ministry Finance Russia

US$   3,000,000      9.250%, 11/27/01                                 2,835,003

                   Peoples Republic of China
US$   3,000,000      6.625%, 10/28/02                                 2,964,419

                   Republic of Kazakhstan
US$   2,000,000      8.375%, 10/02/02                                 1,779,666
US$   2,000,000      9.250%, 12/20/99                                 1,958,536

                   United Mexican States
US$   4,000,000     11.500%, 05/15/26                                 4,170,000
                                                                   ------------
                                                                    112,786,643
                                                                   ------------

TOTAL BONDS (COST $184,948,466)                                     186,243,011
                                                                   ------------

FACE AMOUNT/ISSUER/DISCOUNT RATE/STATED MATURITY
--------------------------------------------------------------------------------

SHORT TERM SECURITIES   4.2%

 **   5,000,000    Allianz of America Finance Corp., CP,
                     5.770%, 11/03/97                                 4,998,397
      8,000,000    Caisse d'Amortissement de la Dette Sociale,
                     CP, 5.600%, 11/03/97                             7,997,511
      5,000,000    Merrill Lynch & Co., Inc., CP,
                     5.550%, 11/03/97                                 4,998,458
     10,000,000    Xerox Corp., CP, 5.700%, 11/03/97                  9,996,834
                                                                   ------------

TOTAL SHORT TERM SECURITIES (COST $27,991,200)                       27,991,200
                                                                   ------------

TOTAL INVESTMENTS (COST $620,460,443), 101.3%                       674,403,727

OTHER ASSETS AND LIABILITIES, NET, (1.3)%                            (8,656,346)
                                                                   ------------

NET ASSETS, 100.0%                                                 $665,747,381
                                                                   ------------
                                                                   ------------

**THESE SECURITIES ARE GENERALLY ISSUED TO INSTITUTIONAL INVESTORS.  ANY
  RESALE MUST BE IN AN EXEMPT TRANSACTION PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.  29

                          FREMONT INTERNATIONAL GROWTH FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------

STOCKS   87.2%
BUSINESS EQUIPMENT & SERVICES   2.9%

         825    Sodexho Alliance SA                         FR     $    410,116
     600,000    Informatics Holdings Ltd.                   SG          247,540
      45,000    Compass Group PLC                           UK          473,105
                                                                   ------------
                                                                      1,130,761
                                                                   ------------

CAPITAL GOODS   7.6%

   3,000,000    PT Dynaplast                                ID          686,546
      13,000    Kyocera Corp.                               JP          744,741
       6,000    Mabuchi Motors Co.                          JP          334,248
      35,000    ABB AB (Series B)                           SW          403,344
      14,000    Sandvik AB (Series B)                       SW          425,260
      15,000    SKF AB (Series B)                           SW          347,722
                                                                   ------------
                                                                      2,941,861
                                                                   ------------

CONSUMER DURABLES   16.6%

       1,450    Rexel SA                                    FR          383,329
       1,200    Volkswagen AG                               GM          710,437
      28,000    Alpine Electronics, Inc.                    JP          316,621
      15,000    Matsushita-Kotobuki Electronics             JP          466,450
      41,000    Murata Manufacturing Co. Ltd.               JP        1,663,590
       6,000    Sony Corp.                                  JP          498,379
      10,000    Philips Electronics NV (New York Shares)    NL          783,750
      40,000    Autoliv, Inc.                               SW        1,577,501
                                                                   ------------
                                                                      6,400,057
                                                                   ------------
CONSUMER SERVICES   3.3%

*     15,000    ProSieben Media AG (Preferred)              GM          742,209
       8,000    Secom Co.                                   JP          517,502
                                                                   ------------
                                                                      1,259,711
                                                                   ------------

FINANCIAL SERVICES   11.1%

     167,618    Reinsurance Australia Corp. Ltd.            AU          432,802
     100,000    Dao Heng Bank Group Ltd.                    HK          230,272
   1,000,000    JCG Holdings Ltd.                           HK          443,079
     880,000    PT Bank Bira                                ID          122,053
       5,000    Nichiei Co. Ltd. (Kyoto)                    JP          548,765
      14,843    Aegon NV (New York Shares)                  NL        1,180,025
      11,288    ING Groep NV                                NL          472,144
      72,000    Overseas Union Bank Ltd.
                 (Foreign Registered)                       SG          239,924
      60,271    Overseas-Chinese Banking Corp. Ltd.
                 (Foreign Registered)                       SG          334,733
      40,000    United Overseas Bank Ltd.
                 (Foreign Registered)                       SG          220,882
       8,645    Kookmin Bank                                SK           69,876
*      3,750    Thai Farmers Bank
                 (Warrants 09/15/02 - Foreign Registered)   TH            1,327
                                                                   ------------
                                                                      4,295,882
                                                                   ------------

HEALTH CARE   5.8%

*     12,500    Fresenius Medical Care AG, ADR              GM          294,531
       2,000    Santen Pharmaceutical Co.                   JP           35,420
         319    Novartis AG (Registered Shares)             SZ          497,788
          73    Roche Holding AG                            SZ          639,175
      18,000    Glaxo Wellcome PLC, ADR                     UK          770,626
                                                                   ------------
                                                                      2,237,540
                                                                   ------------

MULTI-INDUSTRY   0.1%

      72,000    Renong Berhad
                 (Convertible Loan Stock, 4.000%, 05/21/01) MY           14,574
*     45,000    Renong Berhad (Warrants Exp. 11/21/00)      MY            8,037
                                                                   ------------
                                                                         22,611
                                                                   ------------

RAW MATERIALS   4.8%

       9,723    Compagnie de Saint-Gobain                   FR        1,391,052
      13,000    BASF AG                                     GM          446,512
*        319    Ciba Specialty Chemicals AG
                 (Registered Shares)                        SZ           31,211
                                                                   ------------
                                                                      1,868,775
                                                                   ------------

RETAIL   1.1%

       2,200    Ito Yokado Co. Ltd., ADR                    JP          436,975
                                                                   ------------
                                                                        436,975
                                                                   ------------

SHELTER   0.3%

   1,500,000    C & P Homes, Inc.                           PH          112,447
                                                                   ------------
                                                                        112,447
                                                                   ------------

TECHNOLOGY (EQUIPMENT)   11.7%

      25,000    Nokia AB, ADR                               FI        2,206,250
       1,100    Advantest Corp.                             JP           91,004
       5,500    Canon, Inc., ADR                            JP          674,438
      17,000    Hoya Corp.                                  JP          590,837
       5,658    Samsung Electronics Ltd., GDS
                 (1/2 Non-Voting)                           SK           55,166
*        169    Samsung Electronics Ltd., GDS
                 (1/2 Voting)                               SK            3,422
       3,961    Sungmi Telecom Electronics                  SK          192,926
*     40,000    Synnex Technology International Corp., GDR  TW          698,000
                                                                   ------------
                                                                      4,512,043
                                                                   ------------

TECHNOLOGY (SOFTWARE)   9.9%

      10,000    TT Tieto OY (Class B)                       FI        1,118,094
       5,500    SAP AG (Preferred)                          GM        1,637,634
          16    NTT Data Communications Systems Co.         JP          764,946
      20,000    Enator AB                                   SW          317,080
                                                                   ------------
                                                                      3,837,754
                                                                   ------------

TRANSPORTATION   5.3%

     211,000    British Airways PLC                         UK        2,059,254
                                                                   ------------
                                                                      2,059,254
                                                                   ------------

UTILITIES   6.7%

     333,334    Telecom Italia SPA                          IT        2,084,688
          51    Nippon Telegraph & Telephone                JP          432,527
      22,598    Manila Electric Co. (Class B)               PH           69,037
                                                                   ------------
                                                                      2,586,252
                                                                   ------------

TOTAL STOCKS (COST $31,464,694)                                      33,701,923
                                                                   ------------


 *  NON-INCOME PRODUCING SECURITIES
30  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          FREMONT INTERNATIONAL GROWTH FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES/FACE AMOUNT/ISSUER/DISCOUNT RATE/STATED MATURITY               (NOTE 1)
--------------------------------------------------------------------------------

SHORT TERM SECURITIES   12.6%

   1,070,825    Benchmark Diversified Assets Fund                  $  1,070,825
  $1,900,000    Merrill Lynch & Co., Inc., CP,
                 5.670%, 11/04/97                                     1,899,102
   1,900,000    Unilever Capital Corp., CP, 5.680%, 11/03/97          1,899,401
                                                                   ------------

TOTAL SHORT TERM SECURITIES (COST $4,869,328)                         4,869,328
                                                                   ------------

TOTAL INVESTMENTS (COST $36,334,022), 99.8%                          38,571,251

OTHER ASSETS AND LIABILITIES, NET, 0.2%                                  71,698
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 38,642,949
                                                                   ------------
                                                                   ------------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.  31

                    FREMONT INTERNATIONAL SMALL CAP FUND
                           October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------
STOCKS   97.1%
BUSINESS EQUIPMENT & SERVICES   2.5%

       6,000    Kyudenko Co. Ltd.                           JP     $     38,463
       4,000    Sanki Engineering                           JP           33,259
       5,000    Toenec Corp.                                JP           18,666
*     54,200    Siam Makro Public Co. Ltd.
                 (Foreign Registered)                       TH           71,369
       8,933    Cowie Group PLC                             UK           53,357
                                                                   ------------
                                                                        215,114
                                                                   ------------
CAPITAL GOODS   11.2%

       5,400    Metal Manufactures Ltd.                     AU            7,578
   7,980,000    Companhia de Acos Especiais
                 Itabira-Acesita                            BR           10,857
   6,400,000    Companhia Siderurgica de Tubarao
                 (Preferred B)                              BR           81,270
      18,400    Stelco, Inc.                                CN          141,614
*        356    Skoda Telecom Plzen AS                      CZ            9,252
       5,300    Rautaruukki OY                              FI           49,553
       5,000    Aida Engineering Ltd.                       JP           23,073
       7,000    Bunka Shutter Co. Ltd.                      JP           25,900
      10,000    Eagle Industry Co.                          JP           32,427
       1,000    Inaba Denkisangyo Co.                       JP           11,225
      41,000    NHK Spring Co. Ltd.                         JP          131,246
      13,000    Pacific Industrial                          JP           59,558
       3,000    Seirei Industry                             JP            7,683
       2,000    Yokogawa Bridge Corp.                       JP            8,331
       2,700    Koninklijke Hoogovens NV                    NL          123,326
      13,400    Steel & Tube Holdings Ltd.                  NZ           27,520
      36,000    Van Der Horst Ltd.                          SG           31,533
       8,000    Dongkuk Steel Mill Co.                      SK          124,352
       7,000    Poongsan Corp.                              SK           44,974
                                                                   ------------
                                                                        951,272
                                                                   ------------
CONSUMER DURABLES   2.7%

      11,615    Ciadea Transportation SA                    AR           22,894
     100,000    Brasmotor SA (Preferred)                    BR           14,059
       2,500    Sommer-Allibert                             FR           84,234
      14,400    Johnson Electric Holdings Ltd.              HK           39,307
      36,000    Semi-Tech (Global) Ltd.                     HK           26,779
       4,100    Toyota South Africa Ltd.                    SA           25,548
         900    American Standard Sanitaryware
                 Public Co. Ltd. (Foreign Registered)       TH            3,354
     131,980    Arcelik AS                                  TU           14,736
                                                                   ------------
                                                                        230,911
                                                                   ------------
CONSUMER NON-DURABLES   7.5%

      24,300    National Foods Ltd.                         AU           34,953
       9,780    Rothmans Holdings Ltd.                      AU           48,172
   5,590,000    Bombril SA (Preferred)                      BR           46,241
   8,700,000    Ceval Alimentos SA (Preferred)              BR           69,363
   9,800,000    Perdigao SA (Preferred)                     BR           17,333
      68,200    Sadia-Concordia SA Industria e
                 Comercio (Preferred)                       BR           50,725
     100,000    Sao Paulo Alpargatas SA (Preferred)         BR            4,345
         107    Cokoladovny AS                              CZ           15,375
         250    Deveaux SA                                  FR           24,622
          50    Fromageries Bel SA                          FR           35,836
       1,320    Delta Dairy SA (Preferred)                  GR           14,211
       1,100    Hellenic Sugar Industry SA                  GR            8,056
       7,000    Lai Sun Garment (International) Ltd.        HK            4,256
      17,000    PT Japfa Comfeed Indonesia                  ID            2,829
       4,000    Daito Gyorui Co. Ltd.                       JP            6,552
      10,000    Ezaki Glico                                 JP           70,342
*      6,000    Marudai Food Co. Ltd.                       JP           15,665
       6,000    Guinness Anchor Berhad                      MY            7,037
      35,000    Yeo Hiap Seng Berhad                        MY           33,338
         400    Unicer-Uniao Cervejeira SA
                 (Registered Shares)                        PT            6,570
       1,346    Foodcorp Ltd.                               SA            7,688
      11,000    GP Batteries International Ltd.
                 (U.S. Dollar Shares)                       SG           32,117
*      2,000    Dongwon Industries Co.                      SK           16,166
       3,410    LG International Corp.                      SK           18,410
       3,060    Sam Yang Co. Ltd.                           SK           36,783
       9,100    Saha Pathana Inter-Holding
                 Public Co. Ltd. (Foreign Registered)       TH           14,017
                                                                   ------------
                                                                        641,002
                                                                   ------------
CONSUMER SERVICES   1.2%

      33,800    PMP Communications Ltd.                     AU           69,962
      18,200    Sydney Harbour Casino Holdings Ltd.         AU           18,517
       2,600    Grammy Entertainment Public Co. Ltd.
                 (Foreign Registered)                       TH           15,374
                                                                   ------------
                                                                        103,853
                                                                   ------------
ENERGY   5.3%

      20,100    Caltex Australia Ltd.                       AU           59,092
   4,500,000    Distribuidora de Produtos de Petroleo
                 Ipiranga SA (Preferred)                    BR           75,918
   5,300,000    Petrobras Distribuidora SA (Preferred)      BR           93,741
         350    ESSO SA                                     FR           31,689
       2,000    Itochu Fuel Co. Ltd.                        JP            7,317
       2,000    Kamei Corp.                                 JP           17,793
      46,300    Bangchak Petroleum Public Co. Ltd.
                 (Foreign Registered)                       TH           10,123
     155,551    Petrol Ofisi AS                             TU           29,229
     566,736    Turcas Petroculuk AS                        TU           16,669
     112,200    Premier Oil PLC                             UK           90,703
      12,700    Save Group PLC                              UK           23,406
                                                                   ------------
                                                                        455,680
                                                                   ------------
FINANCIAL SERVICES (BANKS)   15.6%

      19,400    Bank of Western Australia Ltd.              AU           36,480
       5,600    Westpac Banking Corp. Ltd.                  AU           32,534
      17,200    National Bank of Canada                     CN          244,625
      15,300    Banco Industrial Colombiano                 CO           54,789
      14,600    Investicni A Postovni Banka                 CZ           87,355
         500    Compagnie Financiere de CIC
                 et de l'Union Europeenne                   FR           36,372
       2,198    Alpha Credit Bank (Registered Shares)       GR          144,840
*        170    National Bank of Greece SA
                 (Registered Shares)                        GR           17,742
          34    National Bank of Greece SA
                 (Registered Shares) (Rights)               GR              685
*     24,696    Union Bank of the Philippines               PH           12,575
       6,800    Banco Pinto & Sotto Mayor SA
                 (Registered Shares)                        PT           95,905


 * NON-INCOME PRODUCING SECURITIES
32 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     FREMONT INTERNATIONAL SMALL CAP FUND
                             October 31, 1997
--------------------------------------------------------------------------------

                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (CONTINUED)

       2,100    Banco Totta & Acores SA
                 (Registered Shares)                        PT     $     40,442
      16,644    BPI-SGPS SA (Registered Shares)             PT          372,852
*     45,000    Bangkok Bank of Commerce Public
                 Co. Ltd. (Foreign Registered)              TH            5,925
      18,000    First Bangkok City Bank Public Co. Ltd.
                 (Foreign Registered)                       TH            6,932
      21,300    Krung Thai Bank Public Co. Ltd.
                 (Foreign Registered)                       TH            7,409
     119,300    Siam City Bank Public Co. Ltd.
                 (Foreign Registered)                       TH           25,787
      72,400    Thai Military Bank Public Co. Ltd.
                 (Foreign Registered)                       TH           28,780
   1,504,443    Turkiye Garanti Bankasi AS                  TU           77,844
                                                                   ------------
                                                                      1,329,873
                                                                   ------------
FINANCIAL SERVICES (OTHER)   7.4%

      95,400    FAI Insurances Ltd.                         AU           38,824
       2,400    London Insurance Group, Inc.                CN           57,797
       1,900    Suramericana de Seguros SA                  CO           42,450
       2,750    Credit National                             FR          153,954
      90,000    Liu Chong Hing Investment Ltd.              HK           84,411
       7,100    Irish Permanent PLC                         IR           67,749
      13,000    Nippon Shinpan Co.                          JP           27,239
      14,000    Datuk Keramat Holdings Berhad               MY            9,168
       6,000    MBF Capital Berhad                          MY            3,501
         300    KAS Associatie NV                           NL           22,017
       2,800    Phatra Thanakit Public Co. Ltd.
                 (Foreign Registered)                       TH            2,435
       4,200    Jardine Lloyd Thompson Group PLC            UK           11,963
      31,700    Man (E D & F) Group PLC                     UK          109,676
                                                                   ------------
                                                                        631,184
                                                                   ------------
HEALTH CARE   0.3%

       5,000    Kaken Pharmaceutical                        JP           16,255
       1,979    South African Druggists Ltd.                SA           12,392
                                                                   ------------
                                                                         28,647
                                                                   ------------
MULTI-INDUSTRY   4.5%

         250    Chargeurs International SA                  FR           16,674
       1,950    IVG Holding AG                              GM           54,394
      28,000    Sime Darby (Hong Kong) Ltd.                 HK           19,922
       9,700    Crean (James) PLC (Units)                   IR           18,949
      19,000    Daido Hoxan, Inc.                           JP           48,973
       2,000    Suntelephone Co. Ltd.                       JP            8,148
       4,000    Toyota Tsusho Corp.                         JP           15,332
       1,640    Internatio-Muller NV                        NL           51,931
      12,000    Malbak Ltd.                                 SA           14,008
      10,000    Daewoo Corp.                                SK           65,285
       8,900    Goode Durrant PLC                           UK           74,558
                                                                   ------------
                                                                        388,174
                                                                   ------------
RAW MATERIALS   13.0%

      14,560    Aluar Aluminio Argentina SA (Class B)       AR           61,187
   1,400,000    Companhia Petroquimica de Sul               BR           50,159
   9,300,000    Fertilizantes Fosfatados SA (Preferred)     BR           36,272
*     37,500    Uniao de Industrias Petroquimicas SA
                 (Preferred B)                              BR           11,565
     292,000    Shanghai Petrochemical Co. Ltd.
                 (Hong Kong Shares)                         CH           78,383
     232,000    Yizheng Chemical Fibre Co. Ltd.
                 (Hong Kong Shares)                         CH           69,780
*        221    Synthesia AS                                CZ            1,168
         400    Hellas Can Packaging SA                     GR            5,566
      20,000    PT Chareon Pokphand Indonesia               ID            2,913
      31,000    Chuetsu Pulp & Paper Co. Ltd.               JP           69,851
      13,000    Daiken Corp.                                JP           51,343
       5,000    Daio Paper Corp.                            JP           34,173
      25,000    Dowa Mining Co.                             JP           78,781
      10,000    Nippon Kayaku Co. Ltd.                      JP           43,901
      21,000    Tokai Carbon Co. Ltd.                       JP           54,128
*     36,000    Empaques Ponderosa SA de CV (Series B)      MX           25,791
         200    DSM NV                                      NL           17,993
       1,300    Gamma Holding NV                            NL           69,387
      49,500    Dewan Salman Fibre Ltd.                     PK           33,745
       7,897    Avgold Ltd.                                 SA            5,413
       6,700    Trans-Natal Coal Corp. Ltd.                 SA           26,441
       2,050    Sunkyong Ltd.                               SK           16,889
       5,100    Lanna Lignite Public Co. Ltd.
                 (Foreign Registered)                       TH           17,993
       4,500    National Petrochemical Public Co. Ltd.
                 (Foreign Registered)                       TH            2,404
     152,600    Thai Petrochemical Industry Public
                 Co. Ltd. (Foreign Registered)              TH           26,160
      62,300    Tipco Asphalt Public Co. Ltd.
                 (Foreign Registered)                       TH          140,852
      43,209    Cimentas Izmir Cimento Fabrikasi Turk AS    TU            5,472
     134,000    Petkim Petrokimya Holdings AS               TU           75,174
                                                                   ------------
                                                                      1,112,884
                                                                   ------------

RETAIL   8.6%

     167,100    David Jones Ltd.                            AU          211,042
      78,100    Davids Ltd.                                 AU           35,071
      36,000    Jardine International Motor Holdings Ltd.   HK           26,080
       2,000    Oak & Co.                                   JP            6,003
      42,000    Controladora Comercial Mexicana
                 SA de CV (Units)                           MX           41,624
       2,300    Macintosh NV                                NL           49,577
       1,674    Ellerine Holdings Ltd.                      SA           12,691
       4,532    New Clicks Holdings Ltd.                    SA            5,930
      12,700    East Asiatic Public Co. Ltd. (Local Shares) TH            4,102
      42,100    Kwik Save Group PLC                         UK          218,310
       1,600    Lex Service PLC                             UK           11,259
      35,600    Somerfield PLC                              UK          115,415
                                                                   ------------
                                                                        737,104
                                                                   ------------
SHELTER   10.5%

         700    Bau Holdings AG (Preferred)                 AS           34,675
       5,000    Brasilit SA                                 BR           11,202
*        616    Inzenyrske a Prumyslove Stavby AS           CZ            4,207
     265,500    Century City International Holdings Ltd.    HK           60,794
     147,400    Hon Kwok Land Investment Ltd.               HK           31,654
      89,000    Kumagai Gumi Ltd.                           HK           81,746
      88,000    Lai Sun Development Co. Ltd.                HK           36,429
     281,500    Tai Cheung Holdings Ltd.                    HK          136,562
         100    Daito Trust Construction Co. Ltd.           JP              890

* NON-INCOME PRODUCING SECURITIES
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 33

                      FREMONT INTERNATIONAL SMALL CAP FUND
                               October 31, 1997
--------------------------------------------------------------------------------

                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------

SHELTER   (CONTINUED)

       4,400    Kawasho Gecoss Corp.                        JP     $     19,024
      11,000    Misawa Homes                                JP           42,163
       6,000    Mitsui Wood Systems, Inc.                   JP           27,189
       8,000    SXL Corp.                                   JP           29,933
      70,000    Bandar Raya Developments Berhad             MY           30,630
       1,127    Koninklijke BAM Groep NV                    NL           70,853
       3,900    NBM-Amstelland NV                           NL          108,483
       1,100    Volker Wessels Stevin NV                    NL           33,308
         880    Sungwon Construction Co.                    SK            5,180
      17,700    Ch. Karnchang Public Company Ltd.
                 (Foreign Registered)                       TH           23,747
      29,900    Persimmon PLC                               UK          106,203
                                                                   ------------
                                                                        894,872
                                                                   ------------
TECHNOLOGY   1.2%

         400    Kiekert AG                                  GM           16,737
*     42,000    Nippon Carbon Co. Ltd.                      JP           81,018
*      1,100    Alphatec Electronics Public Co. Ltd.
                 (Foreign Registered)                       TH              553
                                                                   ------------
                                                                         98,308
                                                                   ------------
TRANSPORTATION   1.9%

       1,000    Compagnie Maritime Belge SA                 BE           76,302
       5,000    Nippon Konpo Unyu Soko                      JP           32,011
      25,000    Hai Sun Hup Group Ltd.                      SG           11,108
      37,000    Neptune Orient Lines Ltd.                   SG           22,310
*      2,000    Hanjin Shipping Co.                         SK           16,788
                                                                   ------------
                                                                        158,519
                                                                   ------------
UTILITIES   3.7%

*        741    Ceske Energeticke Zavody AS                 CZ           23,512
*        322    SPT Telecom AS                              CZ           36,977
      92,000    Pakistan Telecom Corp. (Class A)            PK           75,576
       1,200    Electricas Reunidas de Zaragoza SA          SP           45,202
      29,600    Jasmine International Public Co. Ltd.
                 (Foreign Registered)                       TH           16,546
*     99,500    Thai Telephone & Communication
                 Public Co. Ltd. (Foreign Registered)       TH           20,271
      32,300    United Communication Industry
                 Public Co. Ltd. (Foreign Registered)       TH           53,766
       4,860    Wessex Water PLC                            UK           40,917
                                                                   ------------
                                                                        312,767
                                                                   ------------

TOTAL STOCKS (COST $9,959,931)                                        8,290,164
                                                                   ------------

SHORT TERM SECURITIES   1.9%

     157,222    Benchmark Diversified Assets Fund           US     $    157,222
                                                                   ------------

TOTAL SHORT TERM SECURITIES (COST $157,222)                             157,222
                                                                   ------------
TOTAL INVESTMENTS (COST $10,117,153), 99.0%                           8,447,386
OTHER ASSETS AND LIABILITIES, NET, 1.0%                                  86,521
                                                                   ------------
NET ASSETS, 100.0%                                                 $  8,533,907
                                                                   ------------
                                                                   ------------


 *  NON-INCOME PRODUCING SECURITIES
34  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         FREMONT EMERGING MARKETS FUND
                              October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                           COUNTRY      VALUE
      SHARES    SECURITY DESCRIPTION                       CODE       (NOTE 1)
--------------------------------------------------------------------------------

STOCKS   78.4%
CAPITAL GOODS   4.2%

     107,000    Cheung Kong Infrastructure Holding Ltd.     HK     $    276,844
      22,000    Mahindra & Mahindra Ltd., GDR               IN          231,000
                                                                   ------------
                                                                        507,844
                                                                   ------------
CONSUMER NON-DURABLES   3.6%

    184,000     China Foods Holdings Ltd.                   HK          80,931
    275,000     PT Daya Guna Samudera                       ID         354,716
                                                                   ------------
                                                                        435,647
                                                                   ------------
CONSUMER SERVICES   9.0%

*    12,000     Danubius Hotel and Spa Co.                  HU          375,221
    481,500     PT Sonas Topas Tourism                      ID          153,599
*    95,000     Corporacion Interamericana
                 de Entretenimiento SA (Series B)           MX          563,761
                                                                   ------------
                                                                      1,092,581
                                                                   ------------
ENERGY   5.7%

      3,800     Lukoil Holding, ADR                         RU          323,238
     38,000     Surgutneftegaz, ADR                         RU          376,325
                                                                   ------------
                                                                        699,563
                                                                   ------------
FINANCIAL SERVICES   9.8%

     13,500     Banco de Galicia y Buenos Aires
                 SA de CV, ADR                              AR          327,164
     11,000     Banco Frances del Rio de la Plata SA, ADR   AR          270,875
*   410,000     Regent Pacific Group Ltd.                   HK          133,926
*    15,800     Bank Handlowy W. Warszawie                  PO          212,178
*   177,100     ChinaTrust Commercial Bank                  TW          243,763
                                                                   ------------
                                                                      1,187,906
                                                                   ------------
HEALTH CARE   2.6%

     13,900     Ranbaxy Laboratories Ltd., GDR              IN          316,920
                                                                   ------------
                                                                        316,920
                                                                   ------------
MISCELLANEOUS   4.5%

*     7,400     Polish National Investment Fund             PO          276,040
*    30,500     Saudi Arabia Investment Fund                SR          274,500
                                                                   ------------
                                                                        550,540
                                                                   ------------
MULTI-INDUSTRY   4.1%

     57,000     ALFA SA de CV (Class A)                     MX          418,567
      6,200     Sasol Ltd.                                  SA           74,691
                                                                   ------------
                                                                        493,258
                                                                   ------------
RAW MATERIALS   9.2%

*    18,500     Reliance Industries Ltd., GDR               IN          388,500
     35,000     Vitro SA, ADR                               MX          417,813
  3,600,000     Aksa Akrilik Kimya Sanayii AS               TU          308,824
                                                                   ------------
                                                                      1,115,137
                                                                   ------------
RETAIL   2.8%

*    18,375     Amica Wronki SA                             PO          345,355
                                                                   ------------
                                                                        345,355
                                                                   ------------
SHELTER   0.7%

    177,600     MBK Properties and Development
                 Public Co. Ltd. (Foreign Shares)           TH           65,083
*    18,250     Kingdom Construction Co. Ltd.               TW           24,117
                                                                   ------------
                                                                         89,200
                                                                   ------------
TECHNOLOGY   3.3%

*   770,000     Netas Northern Electric
                 Telekomunikasyon A.S.                      TU          230,665
*    10,000     Asustek Computer, Inc.                      TW          125,363
*       700     Compal Electronics                          TW            1,595
*    10,800     Hon Hai Precision Industry                  TW           45,712
                                                                   ------------
                                                                        403,335
                                                                   ------------
TRANSPORTATION   0.6%

*   170,000     China Southern Airlines Company Ltd.        CH           75,324
                                                                   ------------
                                                                         75,324
                                                                   ------------
UTILITIES   18.3%

     17,000     Centrais Electricas Brasileiras SA, ADR     BR          370,083
  1,366,000     Companhia de Saneamento Basico do
                 Estado de Sao Paulo                        BR          241,605
      5,000     Telecomunicacoes Brasileiras SA, ADR        BR          507,500
  1,580,504     Telecomunicacoes de Sao Paulo SA
                 (Preferred)                                BR          421,468
      7,200     Compania de Telecomunicaciones
                 de Chile SA, ADR                           CL          199,800
      7,500     Enersis SA, ADR                             CL          247,500
*     7,600     Unified Energy Systems, GDR                 RU          237,500
                                                                   ------------
                                                                      2,225,456
                                                                   ------------

TOTAL STOCKS (COST $10,933,797)                                       9,538,066
                                                                   ------------

SHARES/FACE AMOUNT/ISSUER/DISCOUNT RATE/STATED MATURITY
-------------------------------------------------------------------------------

SHORT TERM SECURITIES   15.6%

     103,472    Benchmark Diversified Assets Fund           US          103,472
  $1,800,000    Federal Home Loan Bank,
                 AN, 5.550%, 11/03/97                       US        1,799,445
                                                                   ------------

TOTAL SHORT TERM SECURITIES (COST $1,902,917)                         1,902,917
                                                                   ------------
TOTAL INVESTMENTS (COST $12,836,714), 94.0%                          11,440,983

OTHER ASSETS AND LIABILITIES, NET, 6.0%                                 734,490
                                                                   ------------
NET ASSETS, 100.0%                                                 $ 12,175,473
                                                                   ------------
                                                                   ------------


* NON-INCOME PRODUCING SECURITIES
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 35

                             FREMONT U.S. MICRO-CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                                        VALUE
      SHARES   SECURITY DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
STOCKS   91.1%
BUSINESS EQUIPMENT & SERVICES   12.6%

*     70,000   AmeriLink Corp.                                   $  1,837,500
*    190,500   Armor Holdings, Inc.                                 2,095,500
*     71,000   Diversified Corporate Resources, Inc.                  639,000
*    177,900   First Aviation Services, Inc.                        1,378,725
*     17,000   Hospitality Worldwide Services                         197,625
*    119,400   International Total Services, Inc.                   1,746,225
*    280,600   NuCO2, Inc.                                          3,647,800
*     47,800   Rental Service Corp.                                 1,278,650
*    455,500   Richey Electronics, Inc.(a)                          4,441,125
*      8,700   RWD Technologies, Inc.                                 195,750
*    265,700   Specialty Teleconstructors, Inc.                     4,217,987
                                                                  -----------
                                                                   21,675,887
                                                                  -----------

CAPITAL GOODS   9.8%

*    229,000   Adept Technology, Inc.                               3,120,125
*    146,250   AFC Cable Systems, Inc.                              4,149,844
*    124,000   AVTEAM, Inc.                                         1,052,063
*    244,300   Channell Commercial Corp.                            3,023,213
      34,700   Furon Co.                                            1,322,938
*    102,100   Gradall Industries, Inc.                             1,595,312
*    226,300   IMPCO Technologies, Inc.                             2,517,588
                                                                  -----------
                                                                   16,781,083
                                                                  -----------

CONSUMER NON-DURABLES   2.1%

*     38,000   Authentic Specialty Foods, Inc.                        470,250
      11,000   Culp, Inc.                                             209,000
*    119,600   Royal Appliance Manufacturing Co.                      941,850
*     46,000   Tefron Ltd.                                            882,624
*    130,000   Toymax International, Inc.                           1,170,000
                                                                  -----------
                                                                    3,673,724
                                                                  -----------

CONSUMER SERVICES   11.7%

*     65,000   Cinar Films, Inc. (Class B)                          2,526,875
*    165,000   Damark International, Inc. (Class A)                 1,918,125
*     44,000   Family Golf Centers, Inc.                            1,177,000
*    274,012   Saga Communications, Inc. (Class A)                  5,548,743
*    111,000   Servico, Inc.                                        1,769,062
*    122,000   UOL Publishing, Inc.                                 2,623,000
*    369,000   Warrantech Corp.                                     4,428,000
                                                                  -----------
                                                                   19,990,805
                                                                  -----------

ENERGY   2.2%

*     28,000   KTI, Inc.                                              406,000
*     80,000   Offshore Logistics, Inc.                             1,680,000
      38,100   RPC, Inc.                                            1,143,000
*     28,000   Willbros Group, Inc.                                   546,000
                                                                  -----------
                                                                    3,775,000
                                                                  -----------

FINANCIAL SERVICES   2.7%

      33,100   PennFed Financial Services, Inc.                       993,000
     182,160   R&G Financial Corp. (Class B)                        3,620,429
                                                                  -----------
                                                                    4,613,429
                                                                  -----------

HEALTH CARE   12.6%

*    199,850   Advance Paradigm, Inc.                            $  5,096,175
*     95,400   DAOU Systems, Inc.                                   2,516,175
*    230,700   Del Global Technologies Corp.                        2,335,838
*    248,000   Genelabs Technologies, Inc.                            961,000
*     73,000   Interpore International                                684,375
*     59,000   Monarch Dental Corp.                                 1,069,375
*     25,500   Oacis Healthcare Holdings Corp.                        146,625
*     66,600   Perclose, Inc.                                       1,631,700
*     86,000   PMR Corp.                                            1,978,000
*     37,400   ResMed, Inc.                                         1,047,200
*    102,600   Wesley Jessen VisionCare, Inc.                       3,001,050
*     96,000   ZymeTx, Inc.                                         1,074,000
                                                                  -----------
                                                                   21,541,513
                                                                  -----------

MULTI-INDUSTRY   1.0%

*    113,400   Metals USA, Inc.                                     1,672,650
                                                                  -----------
                                                                    1,672,650
                                                                  -----------

RAW MATERIALS   0.9%

     155,600   Northern Technologies International                  1,594,900
                                                                  -----------
                                                                    1,594,900
                                                                  -----------

RETAIL   6.8%

*     59,000   Audio Book Club, Inc.                                  449,875
*     90,200   Cross-Continent Auto Retailers, Inc.                   890,725
*     33,000   DM Management Co.                                      495,000
*    238,100   Garden Ridge Corp.                                   3,184,588
*    206,100   Genesco, Inc.                                        2,614,894
*    158,800   New West Eyeworks, Inc.                              1,429,200
*     20,000   S & K Famous Brands, Inc.                              275,000
*     81,000   Showbiz Pizza Time, Inc.                             1,721,250
*     28,000   Star Buffet, Inc.                                      400,750
*     26,300   Successories, Inc.                                     175,881
                                                                  -----------
                                                                   11,637,163
                                                                  -----------

TECHNOLOGY (COMPONENTS)   8.6%

*    394,300   Ceradyne, Inc.                                       2,020,788
*    320,200   Interlink Electronics, Inc.(a)                       2,441,525
*     50,000   Micrel, Inc.                                         1,793,750
*    146,800   Orckit Communications Ltd.                           2,605,700
*     64,900   PCD, Inc.                                            1,314,225
*    108,000   Pericom Semiconductor Corp.                            985,500
*    160,900   Semiconductor Packaging Materials Co., Inc.          1,528,550
*    256,000   Southwall Technologies, Inc.                         1,984,000
                                                                  -----------
                                                                   14,674,038
                                                                  -----------

TECHNOLOGY (EQUIPMENT)   4.4%

*    143,000   Andrea Electronics Corp.                             3,003,000
*     35,100   Innova Corp.                                           754,650
*     40,800   PRI Automation, Inc.                                 1,560,600
*     65,100   Schmitt Industries, Inc.                               724,238
*    151,200   Thermedics Detection, Inc.                           1,587,600
                                                                  -----------
                                                                    7,630,088
                                                                  -----------


*   NON-INCOME PRODUCING SECURITIES

(a) REPRESENTS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES OF THE
    ISSUER AND IS, THEREFORE, AN AFFILIATE AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940; SEE NOTE 2 OF "NOTES TO FINANCIAL STATEMENTS.
36  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             FREMONT U.S. MICRO-CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------



                                                                        VALUE
      SHARES   SECURITY DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE)   14.8%

*    176,600   Credit Management Solutions, Inc.                 $  2,538,624
*    244,700   Geoworks Corp.                                       3,119,925
*    314,800   ISG International Software Group Ltd.                3,935,000
*    317,700   MDSI Mobile Data Solutions, Inc.                     5,480,325
*    164,500   OrCAD, Inc.                                          1,449,656
*    357,000   Peerless Systems Corp.                               4,641,000
*    129,900   Template Software, Inc.                              1,396,425
*    681,400   V-One Corp.(a)                                       2,725,600
                                                                  -----------
                                                                   25,286,555
                                                                  -----------

TRANSPORTATION   0.9%

*    120,000   Smithway Motor Express Corp. (Class A)               1,620,000
                                                                  -----------
                                                                    1,620,000
                                                                  -----------

TOTAL STOCKS  (COST $144,555,136)                                 156,166,835
                                                                  -----------

FACE AMOUNT/ISSUER/DISCOUNT RATE/STATED MATURITY
--------------------------------------------------------------------------------

SHORT TERM SECURITIES   9.3%

**$5,000,000   Allianz of America Finance Corp., CP,
                 5.770%, 11/03/97                                   4,998,397
   6,000,000   Caisse d'Amortissement de la Dette Sociale,
                 CP, 5.750%, 11/03/97                               5,998,083
   5,000,000   Unilever Capital Corp., CP, 5.680%, 11/03/97         4,998,422
                                                                  -----------

TOTAL SHORT TERM SECURITIES (COST $15,994,902)                     15,994,902
                                                                  -----------

TOTAL INVESTMENTS (COST $160,550,038), 100.4%                     172,161,737

OTHER ASSETS AND LIABILITIES, NET, (0.4)%                            (654,683)
                                                                  -----------

NET ASSETS, 100.0%                                               $171,507,054
                                                                  -----------
                                                                  -----------


*  NON-INCOME PRODUCING SECURITIES
** THESE SECURITIES ARE GENERALLY ISSUED TO INSTITUTIONAL INVESTORS.  ANY
   RESALE MUST BE IN AN EXEMPT TRANSACTION PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933.
(a)REPRESENTS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES OF THE ISSUER AND IS, THEREFORE, AN AFFILIATE AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940; SEE NOTE 2 OF "NOTES TO FINANCIAL STATEMENTS."
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 37

                             FREMONT U.S. SMALL CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                                        VALUE
      SHARES   SECURITY DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------

STOCKS   82.2%
BUSINESS EQUIPMENT & SERVICES   11.6%

*      1,300   CSG Systems International, Inc.                   $     50,944
*      4,500   National Data Corp.                                    166,219
*      8,000   NuCO2, Inc.                                            104,000
*      5,000   Philip Services Corp.                                   87,500
*      3,300   Rental Service Corp.                                    88,275
*      4,500   Superior Services, Inc.                                120,375
                                                                  -----------
                                                                      617,313
                                                                  -----------

CAPITAL GOODS   4.5%

*      9,000   Channell Commercial Corp.                              111,375
*      1,800   Ionics, Inc.                                            68,963
*      3,000   Willbros Group, Inc.                                    58,500
                                                                  -----------
                                                                      238,838
                                                                  -----------

CONSUMER NON-DURABLES   2.4%

*      4,000   Chicago Miniature Lamp, Inc.                           128,000
                                                                  -----------
                                                                      128,000
                                                                  -----------

CONSUMER SERVICES   4.9%

*      1,900   Cinar Films, Inc. (Class B)                             73,862
*      3,500   Coach USA, Inc.                                        104,125
*      5,400   Servico, Inc.                                           86,063
                                                                  -----------
                                                                      264,050
                                                                  -----------

ENERGY   2.0%

       3,000   McDermott International, Inc.                          108,937
                                                                  -----------
                                                                      108,937
                                                                  -----------

FINANCIAL SERVICES   2.7%

       2,200   Executive Risk, Inc.                                   144,925
                                                                  -----------
                                                                      144,925
                                                                  -----------

HEALTH CARE   11.8%

*      5,400   Henry Schein, Inc.                                     177,525
       4,000   Jones Medical Industries, Inc.                         120,500
*      3,500   NCS HealthCare, Inc. (Class A)                          81,813
*      8,500   Orthodontic Centers of America, Inc.                   147,156
*      3,500   Wesley Jessen VisionCare, Inc.                         102,375
                                                                  -----------
                                                                      629,369
                                                                  -----------

RETAIL   5.7%

*      3,500   Outback Steakhouse, Inc.                                94,719
*      5,000   Showbiz Pizza Time, Inc.                               106,250
*      4,000   The Dress Barn, Inc.                                   101,500
                                                                  -----------
                                                                      302,469
                                                                  -----------

TECHNOLOGY (COMPONENTS)   15.8%

*      6,000   HMT Technology Corp.                                $  101,250
       4,500   Level One Communications, Inc.                         202,500
*      3,000   Micrel, Inc.                                           107,625
*      5,300   MMC Networks, Inc.                                     115,938
*      7,000   PMC-Sierra, Inc.                                       184,625
*      4,000   Sawtek, Inc.                                           136,000
                                                                  -----------
                                                                      847,938
                                                                  -----------

TECHNOLOGY (EQUIPMENT)   11.2%

*      3,000   Andrea Electronics Corp.                                63,000
*      5,500   Electromagnetic Sciences, Inc.                         104,156
*      3,200   Innova Corp.                                            68,800
*      3,100   Integrated Process Equipment Corp.                      68,781
*      6,000   P-COM, Inc.                                            120,750
*      3,200   PRI Automation, Inc.                                   122,400
*      1,400   Speedfam International, Inc.                            51,975
                                                                  -----------
                                                                      599,862
                                                                  -----------

TECHNOLOGY (SOFTWARE)   9.6%

*      4,500   Avant! Corp.                                           118,125
*      9,600   Geoworks Corp.                                         122,400
*     10,200   ISG International Software Group Ltd.                  127,500
*      5,000   OrCAD, Inc.                                             44,062
*      8,000   Peerless Systems Corp.                                 104,000
                                                                  -----------
                                                                      516,087
                                                                  -----------

TOTAL STOCKS  (COST $4,644,627)                                     4,397,788
                                                                  -----------


SHARES/FACE AMOUNT/ISSUER/DISCOUNT RATE/STATED MATURITY
--------------------------------------------------------------------------------

SHORT TERM SECURITIES   30.5%

      33,148   Benchmark Diversified Assets Fund                       33,148
  $1,600,000   Federal Home Loan Bank, AN, 5.550%, 11/03/97         1,599,507
                                                                  -----------

TOTAL SHORT TERM SECURITIES (COST $1,632,655)                       1,632,655
                                                                  -----------

TOTAL INVESTMENTS (COST $6,277,282), 112.7%                         6,030,443

OTHER ASSETS AND LIABILITIES, NET, (12.7)%                           (680,420)
                                                                  -----------

NET ASSETS, 100.0%                                               $  5,350,023
                                                                  -----------
                                                                  -----------


*   NON-INCOME PRODUCING SECURITIES


38  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 FREMONT GROWTH FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                                        VALUE
      SHARES   SECURITY DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------

STOCKS   95.3%
BUSINESS EQUIPMENT & SERVICES   0.9%

*     19,400   American Business Information, Inc.
                 (Class B)                                       $    252,200
      45,600   Waste Management, Inc.                               1,065,900
                                                                  -----------
                                                                    1,318,100
                                                                  -----------

CAPITAL GOODS   3.7%

      22,600   Caterpillar, Inc.                                    1,158,250
      25,400   Emerson Electric Co.                                 1,331,913
      21,300   Hughes Supply, Inc.                                    742,838
      26,200   PACCAR, Inc.                                         1,180,638
      12,500   W.W. Grainger, Inc.                                  1,092,969
                                                                  -----------
                                                                    5,506,608
                                                                  -----------

CONSUMER DURABLES   3.4%

      34,000   Ford Motor Co.                                       1,485,375
      25,400   General Motors Corp.                                 1,630,363
      23,100   Goodyear Tire & Rubber Co.                           1,446,637
      26,400   Sturm, Ruger & Co., Inc.                               496,650
                                                                  -----------
                                                                    5,059,025
                                                                  -----------

CONSUMER NON-DURABLES   1.4%

      14,900   Campbell Soup Co.                                      768,281
*     10,200   Owens-Illinois, Inc.                                   351,900
      18,000   Quaker Oats Co.                                        861,750
                                                                  -----------
                                                                    1,981,931
                                                                  -----------

CONSUMER SERVICES   4.9%

      28,900   Disney (Walt) Co.                                    2,377,025
      24,200   Gannett Co., Inc.                                    1,272,013
*     17,400   ITT Corp.                                            1,299,563
      18,100   The Times Mirror Co. (Class A)                         979,662
      23,200   Tribune Co.                                          1,278,900
                                                                  -----------
                                                                    7,207,163
                                                                  -----------

ENERGY   17.4%

      20,900   Amoco Corp.                                          1,916,269
      15,900   Atlantic Richfield Co.                               1,308,769
      18,800   Chesapeake Energy Corp.                                184,475
      32,000   Chevron Corp.                                        2,654,000
      17,200   Devon Energy Corp.                                     769,700
       7,600   ENSCO International, Inc.                              319,675
      61,400   Exxon Corp.                                          3,772,262
*      8,400   Falcon Drilling Company, Inc.                          305,550
      19,200   Kerr-McGee Corp.                                     1,297,200
      36,800   Mobil Corp.                                          2,679,500
      43,800   Occidental Petroleum Corp.                           1,220,925
*     21,500   Oryx Energy Co.                                        592,594
      21,600   Phillips Petroleum Co.                               1,044,900
*     47,900   Santa Fe Energy Resources, Inc.                        625,694
      12,000   Schlumberger Ltd.                                    1,050,000
      26,900   Tenneco, Inc.                                        1,208,819
      34,200   Texaco, Inc.                                         1,947,262
       9,200   Tidewater, Inc.                                        604,325
*      8,400   Ulster Petroleums Ltd.                                  83,478
      22,800   Unocal Corp.                                           940,500
      32,100   USX-Marathon Group                                   1,147,575
                                                                  -----------
                                                                   25,673,472
                                                                  -----------

FINANCIAL SERVICES (BANKS)   12.8%

      24,800   Ahmanson (H.F.) & Co.                              $ 1,463,200
      19,700   Banc One Corp.                                       1,026,862
      24,800   BankAmerica Corp.                                    1,773,200
      10,000   Bankers Trust New York Corp.                         1,180,000
      15,700   Citicorp                                             1,963,481
      16,700   First Chicago NBD Corp.                              1,214,925
      32,100   First Hawaiian, Inc.                                 1,251,900
      22,000   First Union Corp.                                    1,079,375
      22,800   Mellon Bank Corp.                                    1,175,625
       8,100   Morgan (J.P.) & Co., Inc.                              888,975
      24,600   NationsBank Corp.                                    1,472,925
      36,800   Norwest Corp.                                        1,179,900
      12,800   Republic New York Corp.                              1,354,400
      22,600   Suntrust Banks, Inc.                                 1,464,763
       8,900   Zions Bancorporation                                   345,988
                                                                  -----------
                                                                   18,835,519
                                                                  -----------

FINANCIAL SERVICES (OTHER)   9.2%

      23,100   Allstate Corp.                                       1,915,856
      29,775   American General Corp.                               1,518,525
      16,200   Chubb Corp.                                          1,073,250
       7,100   CMAC Investment Corp.                                  388,281
      40,700   Federal Home Loan Mortgage Corp.                     1,541,512
       8,100   General Re Corp.                                     1,597,219
       7,300   Horace Mann Educators Corp.                            410,625
*     12,000   Imperial Credit Industries, Inc.                       301,500
      14,600   Mercury General Corp.                                  619,588
      27,200   Morgan Stanley, Dean Witter, Discover and Co.        1,332,800
      23,000   TIG Holdings, Inc.                                     779,125
      29,300   Travelers Group, Inc.                                2,051,000
                                                                  -----------
                                                                   13,529,281
                                                                  -----------

HEALTH CARE   3.4%

      15,200   Aetna, Inc.                                          1,080,150
      18,400   Baxter International, Inc.                             851,000
*      9,600   Biogen, Inc.                                           321,600
      38,300   Columbia HCA Healthcare Corp.                        1,081,975
*      5,500   HealthCare COMPARE Corp.                               295,625
*     21,700   Marquette Medical Systems, Inc.                        558,775
       7,000   Medtronic, Inc.                                        304,500
*     31,400   Pharmaceutical Product Development, Inc.               557,350
                                                                  -----------
                                                                    5,050,975
                                                                  -----------

MULTI-INDUSTRY   1.2%

       7,500   Minnesota Mining & Manufacturing Co.                   686,250
      19,400   TRW, Inc.                                            1,110,650
                                                                  -----------
                                                                    1,796,900
                                                                  -----------

RAW MATERIALS   4.0%

      19,100   Aluminum Co. of America                              1,394,300
*      7,800   Buckeye Cellulose Corp.                                323,700
      40,700   Calgon Carbon Corp.                                    480,769
      15,700   Dow Chemical Co.                                     1,424,775
      60,100   Engelhard Corp.                                      1,044,238
      26,000   Goodrich (B.F.) Co.                                  1,158,625
                                                                  -----------
                                                                    5,826,407
                                                                  -----------


 * NON-INCOME PRODUCING SECURITIES
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 39

                                 FREMONT GROWTH FUND
                                   October 31, 1997
--------------------------------------------------------------------------------



                                                                        VALUE
      SHARES   SECURITY DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------

RETAIL   4.3%

*     10,000   Consolidated Stores Corp.                         $    398,750
*     30,700   Federated Department Stores, Inc.                    1,350,800
      16,200   Hannaford Brothers Co.                                 612,563
      28,700   Penney (J.C.), Inc.                                  1,684,331
      20,750   Pier 1 Imports, Inc.                                   378,688
      27,400   Sears, Roebuck and Co.                               1,147,375
*     24,600   Toys 'R' Us, Inc.                                      837,938
                                                                  -----------
                                                                    6,410,445
                                                                  -----------

SHELTER   1.4%

      16,400   Armstrong World Industries, Inc.                     1,091,625
      19,400   Kimberly-Clark Corp.                                 1,007,588
                                                                  -----------
                                                                    2,099,213
                                                                  -----------

TECHNOLOGY   11.0%

      31,100   AMP, Inc.                                            1,399,500
*      4,100   Applied Materials, Inc.                                136,837
      36,300   Boeing Co.                                           1,737,863
      41,300   Hewlett-Packard Co.                                  2,547,694
      35,600   International Business Machines Corp.                3,491,025
*     19,900   Iomega Corp.                                           533,569
*     18,700   Komag, Inc.                                            323,744
      27,800   Motorola, Inc.                                       1,716,650
*      8,400   Storage Technology Corp.                               492,975
       5,300   Thiokol Corp.                                          485,281
*     30,000   Ultratech Stepper, Inc.                                817,500
      11,500   United Technologies Corp.                              805,000
      15,300   Xerox Corp.                                          1,213,481
*     15,600   Xilinx, Inc.                                           532,350
                                                                  -----------
                                                                   16,233,469
                                                                  -----------

TRANSPORTATION   2.9%

*     16,300   AMR Corp.                                            1,897,931
      14,600   Burlington Northern Sante Fe                         1,387,000
      17,000   Union Pacific Corp.                                  1,041,250
                                                                  -----------
                                                                    4,326,181
                                                                  -----------

UTILITIES   13.4%

*     85,300   AirTouch Communications, Inc.                        3,294,713
      40,600   AT&T Corp.                                           1,986,863
      40,824   Bell Atlantic Corp.                                  3,260,817
      39,600   BellSouth Corp.                                      1,873,574
      20,000   Coastal Corp.                                        1,202,500
      48,300   Entergy Corp.                                        1,180,330
      39,900   GPU, Inc.                                            1,443,880
      51,500   PG&E Corp.                                           1,316,468
      28,300   Texas Utilities Co.                                  1,015,262
      54,000   Unicom Corp.                                         1,512,000
*     51,000   WorldCom, Inc.                                       1,714,874
                                                                  -----------
                                                                   19,801,281
                                                                  -----------

TOTAL STOCKS (COST $116,954,511)                                  140,655,970
                                                                  -----------

SHORT TERM SECURITIES   4.3%

     238,048   Benchmark Diversified Assets Fund                 $    238,048
  $5,900,000   Caisse d'Amortissement de la Dette Sociale,
                 CP, 5.750%, 11/03/97                               5,898,115
+     20,000   U.S. Treasury Bill, 4.440%, 12/18/97                    19,884
+    170,000   U.S. Treasury Bill, 4.925%, 12/18/97                   168,895
                                                                  -----------

TOTAL SHORT TERM SECURITIES (COST $6,324,942)                       6,324,942
                                                                  -----------

TOTAL INVESTMENTS (COST $123,279,453), 99.6%                      146,980,912

OTHER ASSETS AND LIABILITIES, NET, 0.4%                               660,497
                                                                  -----------

NET ASSETS, 100.0%                                               $147,641,409
                                                                  -----------
                                                                  -----------


*   NON-INCOME PRODUCING SECURITIES
+   ON DEPOSIT WITH BROKER FOR INITIAL MARGIN ON FUTURES CONTRACTS (NOTE 1).
40  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  FREMONT BOND FUND
                                   October 31, 1997

-------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                                               COUPON      MATURITY       VALUE
         FACE AMOUNT    ISSUER                                                  RATE         DATE        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

BONDS   89.6%

FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES   41.9%


         $  425,115     FHLMC. . . . . . . . . . . . . . . . . . . . . . .     6.500%      01/01/26    $   419,138
            191,502     FHLMC. . . . . . . . . . . . . . . . . . . . . . .     6.500%      03/01/26        188,809
            231,493     FHLMC. . . . . . . . . . . . . . . . . . . . . . .     6.500%      04/01/26        228,238
            278,283     FHLMC. . . . . . . . . . . . . . . . . . . . . . .     6.500%      04/01/26        274,371
            547,262     FHLMC. . . . . . . . . . . . . . . . . . . . . . .     6.500%      04/01/26        539,568
            200,621     FHLMC. . . . . . . . . . . . . . . . . . . . . . .     6.500%      05/01/26        197,801
            547,279     FHLMC. . . . . . . . . . . . . . . . . . . . . . .     8.250%      08/01/17        575,896
          4,000,000     FHLMC Gold TBA . . . . . . . . . . . . . . . . . .     6.500%      12/11/27      3,932,500
            796,360     FNMA ARM . . . . . . . . . . . . . . . . . . . . .     7.974%      11/01/23        834,689
            640,855     FNMA . . . . . . . . . . . . . . . . . . . . . . .     8.500%      05/01/25        671,892
          1,818,486     GNMA . . . . . . . . . . . . . . . . . . . . . . .     6.000%      01/15/24      1,754,275
          4,173,004     GNMA . . . . . . . . . . . . . . . . . . . . . . .     6.000%      01/15/24      4,025,655
             44,992     GNMA . . . . . . . . . . . . . . . . . . . . . . .     6.500%      02/15/24         44,458
            906,044     GNMA . . . . . . . . . . . . . . . . . . . . . . .     6.500%      03/15/24        895,285
             38,964     GNMA . . . . . . . . . . . . . . . . . . . . . . .     6.500%      06/15/24         38,501
          5,000,000     GNMA I TBA . . . . . . . . . . . . . . . . . . . .     8.000%      11/19/27      5,189,844
          3,500,000     GNMA I TBA . . . . . . . . . . . . . . . . . . . .     8.500%      11/19/27      3,670,625
          2,925,582     GNMA II ARM. . . . . . . . . . . . . . . . . . . .     6.000%      11/20/26      2,989,286
          2,531,543     GNMA II ARM. . . . . . . . . . . . . . . . . . . .     6.500%      10/20/25      2,606,849
            344,233     GNMA II ARM. . . . . . . . . . . . . . . . . . . .     6.875%      11/20/24        353,292
          1,444,042     GNMA II ARM. . . . . . . . . . . . . . . . . . . .     7.000%      03/20/24      1,486,085
          3,693,808     GNMA II ARM. . . . . . . . . . . . . . . . . . . .     7.000%      08/20/25      3,786,090
          3,038,071     GNMA II ARM. . . . . . . . . . . . . . . . . . . .     7.125%      08/20/23      3,129,543
                                                                                                       -----------
                                                                                                        37,832,690
                                                                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS   26.6%

            542,470     Collateralized Mortgage Securities Corp.
                          CMO, J-5Z, REMIC . . . . . . . . . . . . . . . .     7.985%      05/01/17        553,525
          1,620,541     FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC . . . . . . .     7.000%      11/15/20      1,641,950
            211,951     FNMA CMO, 1990-53G, PAC REMIC. . . . . . . . . . .     8.000%      12/25/18        212,877
         15,000,000     FNMA CMO, 1992-131KA, PAC(11) REMIC. . . . . . . .     8.000%      01/25/22     16,204,650
            200,000     FNMA CMO, 1993-11J, PAC REMIC. . . . . . . . . . .     7.500%      02/25/08        210,932
          1,000,000     Morgan Stanley Mortgage Trust CMO, 40-8,
                          PAC (11) REMIC . . . . . . . . . . . . . . . . .     7.000%      07/20/21      1,011,596
            236,725     Resolution Trust Corp. CMO, 1992-M4 A1 REMIC . . .     8.000%      09/25/21        238,242
            621,501     Ryland Mortgage Securities Corp. CMO,
                          1993-8-A, REMIC. . . . . . . . . . . . . . . . .     8.082%      09/25/23        636,456
            339,404     Saxon Mortgage Securities Corp. CMO, 1992-1 A1,
                          ARM REMIC. . . . . . . . . . . . . . . . . . . .     8.056%      09/25/22        347,889
          3,000,000     Securitized Asset Sales, lnc. CMO, 1993-2A9,
                          PAC (11) REMIC . . . . . . . . . . . . . . . . .     6.200%      07/25/08      2,972,790
                                                                                                       ------------
                                                                                                        24,030,907
                                                                                                       ------------

CORPORATE BONDS   14.0%

**          829,000     Delta Air Lines, Inc. (Sinking Fund Bond). . . . .     9.450%      02/14/06        938,320
**        1,667,000     Delta Air Lines, Inc. (Sinking Fund Bond). . . . .     9.450%      02/26/06      1,863,206
          2,000,000     Imperial Chemical PLC (callable 09-05-98 @ 100). .     5.781%      12/05/98      1,958,600
          3,000,000     Salomon, Inc., FRN . . . . . . . . . . . . . . . .     5.799%      08/04/98      2,999,808
            500,000     Salomon, Inc.. . . . . . . . . . . . . . . . . . .     6.625%      02/17/98        500,700
          2,000,000     Time Warner, Inc.. . . . . . . . . . . . . . . . .     7.450%      02/01/98      2,005,700
            225,000     Time Warner, Inc.. . . . . . . . . . . . . . . . .     7.975%      08/15/04        238,815
            450,000     Time Warner, Inc.. . . . . . . . . . . . . . . . .     8.110%      08/15/06        484,439
            450,000     Time Warner, Inc.. . . . . . . . . . . . . . . . .     8.180%      08/15/07        491,769
          1,000,000     United Airlines. . . . . . . . . . . . . . . . . .    10.670%      05/01/04      1,191,308
                                                                                                       -----------
                                                                                                        12,672,665
                                                                                                       -----------

FOREIGN BONDS   3.9%

  NZ$     1,500,000     Government of New Zealand. . . . . . . . . . . . .     8.000%      04/15/04        997,471
  NZ$     1,300,000     Government of New Zealand. . . . . . . . . . . . .    10.000%      03/15/02        906,142
  US$     1,920,000     Republic of Argentina, FRN
                          (Callable Semiannually in March or
                          September @ 100) . . . . . . . . . . . . . . . .     6.688%      03/31/05      1,636,800
                                                                                                       -----------
                                                                                                         3,540,413
                                                                                                       -----------


** THESE SECURITIES ARE GENERALLY ISSUED TO INSTITUTIONAL INVESTORS.  ANY
   RESALE MUST BE IN AN EXEMPT TRANSACTION PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933.
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 41

                                  FREMONT BOND FUND
                                   October 31, 1997

-------------------------------------------------------------------------------------------------------------------

SHARES/                                                                         COUPON      MATURITY       VALUE
FACE AMOUNT         ISSUER                                                       RATE         DATE        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

STRIPPED MORTGAGE SECURITIES   0.1%


$    1,987,564     FNMA Interest Only, 1994-27WB, PAC-1 REMIC. . . . . . .     6.500%      06/25/14    $    70,199
         1,536     FNMA Principal Only, G93-12B, PAC (11) REMIC. . . . . .     0.000%      02/25/23          1,528
                                                                                                       -----------
                                                                                                            71,727
                                                                                                       -----------

U.S. GOVERNMENT BONDS   3.1%

     2,750,000     U.S. Treasury Bond. . . . . . . . . . . . . . . . . . .     6.250%      08/15/23      2,759,872
                                                                                                       -----------
                                                                                                         2,759,872
                                                                                                       -----------

                   TOTAL BONDS (COST $78,319,624)                                                       80,908,274
                                                                                                       -----------

OTHER SECURITIES   0.6%

        20,000     Long Island Lighting Co. (Convertible Preferred Stock). . . . . . . . . . . . . .       499,375
                                                                                                       -----------
                                                                                                           499,375
                                                                                                       -----------

                   TOTAL OTHER SECURITIES (COST $486,000)                                                  499,375
                                                                                                       -----------


                                                                              DISCOUNT
SHARES/FACE AMOUNT ISSUER                                                       RATE

-------------------------------------------------------------------------------------------------------------------

SHORT TERM SECURITIES   22.9%

       787,174     Benchmark Diversified Assets Fund . . . . . . . . . . . . . . . . . . . . . . . . .     787,174
$      600,000     Du Pont (E.I.) de Nemours & Co.,CP. . . . . . . . . . .     5.500%      11/24/97        597,892
    #2,000,000     FHLMC, AN . . . . . . . . . . . . . . . . . . . . . . .     5.950%      06/19/98      1,999,395
     1,800,000     FHLMC, DN . . . . . . . . . . . . . . . . . . . . . . .     5.500%      12/17/97      1,787,350
     2,300,000     International Business Machines Credit Corp.,CP . . . .     5.500%      11/19/97      2,293,675
     1,800,000     KFW International Finance, CP . . . . . . . . . . . . .     5.500%      12/15/97      1,787,900
     3,500,000     National Rural Utilities Cooperative Finance Corp.,CP .     5.490%      11/14/97      3,493,061
       300,000     Procter & Gamble, CP. . . . . . . . . . . . . . . . . .     5.500%      12/22/97        297,663
     1,100,000     Procter & Gamble, CP. . . . . . . . . . . . . . . . . .     5.520%      11/18/97      1,097,133
     1,400,000     Queensland Treasury Corp., CP . . . . . . . . . . . . .     5.520%      11/03/97      1,399,571
     1,100,000     Sweden, Kingdom of, CP. . . . . . . . . . . . . . . . .     5.480%      11/25/97      1,095,981
   **2,000,000     Tampa Electric Company, CP. . . . . . . . . . . . . . .     5.500%      11/19/97      1,994,500
     1,800,000     Wisconsin Electric Power Co., CP. . . . . . . . . . . .     5.500%      11/06/97      1,798,625
    +  100,000     U.S. Treasury Bill. . . . . . . . . . . . . . . . . . .     4.940%      02/05/98         98,683
    +  185,000     U.S. Treasury Bill. . . . . . . . . . . . . . . . . . .     5.020%      02/05/98        182,522
                                                                                                       -----------

                   TOTAL SHORT TERM SECURITIES (COST $20,711,125)                                       20,711,125
                                                                                                       -----------

                   TOTAL INVESTMENTS (COST $99,516,749), 113.1%                                        102,118,774

                   OTHER ASSETS AND LIABILITIES, NET, (13.1)%                                          (11,816,809)
                                                                                                       -----------

                   NET ASSETS, 100.0%                                                                  $90,301,965
                                                                                                       -----------
                                                                                                       -----------




** THESE SECURITIES ARE GENERALLY ISSUED TO INSTITUTIONAL INVESTORS. ANY RESALE MUST BE IN AN EXEMPT TRANSACTION PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933.
#   THE RATE INDICATED FOR THESE SECURITIES IS THE STATED COUPON RATE.
+   ON DEPOSIT WITH BROKER FOR INITIAL MARGIN ON FUTURES CONTRACTS (NOTE 1).
42  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              FREMONT MONEY MARKET FUND
                                   October 31, 1997


-------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                              DISCOUNT     MATURITY      VALUE
    FACE AMOUNT    ISSUER                                                       RATE         DATE       (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER   84.8%

$    5,000,000     A.I. Credit Corp. . . . . . . . . . . . . . . . . . . .     5.480%      01/06/98   $  4,949,767
     5,000,000     Abbey National North America Corp.. . . . . . . . . . .     5.540%      01/14/98      4,943,061
     5,000,000     Abbott Laboratories . . . . . . . . . . . . . . . . . .     5.480%      12/31/97      4,954,333
     5,000,000     Air Products and Chemicals, Inc.. . . . . . . . . . . .     5.520%      11/10/97      4,993,100
     5,000,000     Akzo Nobel, Inc.. . . . . . . . . . . . . . . . . . . .     5.500%      12/01/97      4,977,083
   **5,000,000     Allianz of America Finance Corp.. . . . . . . . . . . .     5.520%      12/10/97      4,970,100
     5,000,000     American Express Credit Corp. . . . . . . . . . . . . .     5.500%      12/22/97      4,961,042
     5,000,000     American General Finance Corp.. . . . . . . . . . . . .     5.510%      11/20/97      4,985,460
     5,000,000     Ameritech Capital Funding . . . . . . . . . . . . . . .     5.500%      12/18/97      4,964,097
     5,000,000     Archer Daniels Midland Co.. . . . . . . . . . . . . . .     5.520%      12/18/97      4,963,967
     5,000,000     Associates Corp. of North America . . . . . . . . . . .     5.510%      11/18/97      4,986,990
     5,000,000     AT&T Corp.. . . . . . . . . . . . . . . . . . . . . . .     5.470%      02/13/98      4,920,989
     5,000,000     B.B.V. Finance (Delaware), Inc. . . . . . . . . . . . .     5.500%      11/05/97      4,996,944
   **5,000,000     Banc One Corp.. . . . . . . . . . . . . . . . . . . . .     5.540%      12/15/97      4,966,144
     5,000,000     Bell Atlantic Financial Corp. . . . . . . . . . . . . .     5.480%      11/24/97      4,982,494
     5,000,000     Boral Industries, Inc.. . . . . . . . . . . . . . . . .     5.510%      11/17/97      4,987,756
     5,000,000     British Columbia, Province of . . . . . . . . . . . . .     5.470%      11/25/97      4,981,767
   **1,780,000     BTR Dunlop Finance, Inc.. . . . . . . . . . . . . . . .     5.570%      12/02/97      1,771,462
   **3,220,000     BTR Dunlop Finance, Inc.. . . . . . . . . . . . . . . .     5.550%      12/04/97      3,203,618
     5,000,000     C.I.T. Group Holdings, Inc. . . . . . . . . . . . . . .     5.530%      03/20/98      4,893,240
     5,000,000     Caisse d'Amortissement de la Dette Sociale. . . . . . .     5.480%      12/19/97      4,963,467
     5,000,000     Canadian Wheat Board. . . . . . . . . . . . . . . . . .     5.460%      11/20/97      4,985,592
   **5,000,000     Cargill Financial Services Corp.. . . . . . . . . . . .     5.500%      03/11/98      4,900,694
     5,000,000     Chevron UK Investment PLC . . . . . . . . . . . . . . .     5.510%      11/21/97      4,984,694
   **5,000,000     China Light & Power Company Ltd.. . . . . . . . . . . .     5.550%      11/06/97      4,996,146
     5,000,000     Columbia University, Trustees of. . . . . . . . . . . .     5.540%      02/18/98      4,916,131
     5,000,000     Consolidation Coal Co.. . . . . . . . . . . . . . . . .     5.520%      11/20/97      4,985,433
     5,000,000     Deutsche Bank Financial, Inc. . . . . . . . . . . . . .     5.500%      11/10/97      4,993,125
     5,000,000     Disney (Walt) Co. . . . . . . . . . . . . . . . . . . .     5.500%      12/22/97      4,961,042
     5,000,000     Eastman Kodak . . . . . . . . . . . . . . . . . . . . .     5.600%      11/20/97      4,985,222
     5,000,000     Electricite de France . . . . . . . . . . . . . . . . .     5.460%      11/17/97      4,987,867
     5,000,000     Electricity Corp. of New Zealand Ltd. . . . . . . . . .     5.530%      02/11/98      4,921,658
     5,000,000     Ford Motor Credit Corp. . . . . . . . . . . . . . . . .     5.500%      11/06/97      4,996,181
     5,000,000     General Electric Capital Corp.. . . . . . . . . . . . .     5.550%      02/09/98      4,922,917
     5,000,000     Golden Peanut Co. . . . . . . . . . . . . . . . . . . .     5.510%      11/21/97      4,984,694
     5,000,000     Goldman Sachs & Co. . . . . . . . . . . . . . . . . . .     5.680%      11/14/97      4,989,744
   **5,000,000     Guinness PLC. . . . . . . . . . . . . . . . . . . . . .     5.510%      12/11/97      4,969,389
   **5,000,000     Hancock, John Capital Corp. . . . . . . . . . . . . . .     5.480%      11/07/97      4,995,433
     5,000,000     Heinz (H.J.) & Co.. . . . . . . . . . . . . . . . . . .     5.520%      12/05/97      4,973,933
     5,000,000     Hitachi America Ltd.. . . . . . . . . . . . . . . . . .     5.540%      01/20/98      4,938,444
     5,000,000     International Business Machines Credit Corp.. . . . . .     5.480%      11/18/97      4,987,061
     5,000,000     John Deere Capital Corp.. . . . . . . . . . . . . . . .     5.480%      11/12/97      4,991,628
     5,000,000     Lucent Technologies, Inc. . . . . . . . . . . . . . . .     5.470%      11/04/97      4,997,721
     5,000,000     McCormick & Co. Inc.. . . . . . . . . . . . . . . . . .     5.490%      11/07/97      4,995,425
     5,000,000     MEC Finance USA, Inc. . . . . . . . . . . . . . . . . .     5.550%      11/07/97      4,995,375
     5,000,000     Merrill Lynch & Co., Inc. . . . . . . . . . . . . . . .     5.590%      04/06/98      4,878,883
     5,000,000     MetLife Funding, Inc. . . . . . . . . . . . . . . . . .     5.540%      11/21/97      4,984,611
     5,000,000     Mitsubishi Electric Finance America, Inc. . . . . . . .     5.580%      01/14/98      4,942,650
     5,000,000     Mitsubishi International Corp.. . . . . . . . . . . . .     5.500%      11/04/97      4,997,708
     5,000,000     Mitsui & Co. (U.S.A.), Inc. . . . . . . . . . . . . . .     5.560%      01/09/98      4,946,717
     5,000,000     Morgan (J.P.) & Co., Inc. . . . . . . . . . . . . . . .     5.660%      11/25/97      4,981,133
     5,000,000     Novartis Finance Corp.. . . . . . . . . . . . . . . . .     5.500%      11/10/97      4,993,125
     5,000,000     PACCAR Financial Corp.. . . . . . . . . . . . . . . . .     5.500%      11/21/97      4,984,722
   **5,000,000     Panasonic Finance, Inc. . . . . . . . . . . . . . . . .     5.550%      03/06/98      4,903,646
     5,000,000     Penney (J.C.) Funding Corp. . . . . . . . . . . . . . .     5.500%      12/04/97      4,974,792
   **5,000,000     Queen's Health Systems. . . . . . . . . . . . . . . . .     5.550%      02/12/98      4,920,604
     5,000,000     Rabobank Nederland. . . . . . . . . . . . . . . . . . .     5.500%      11/03/97      4,998,472
   **5,000,000     Rexam PLC . . . . . . . . . . . . . . . . . . . . . . .     5.510%      11/19/97      4,986,225


** THESE SECURITIES ARE GENERALLY ISSUED TO INSTITUTIONAL INVESTORS.  ANY
   RESALE MUST BE IN AN EXEMPT TRANSACTION PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933.
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 43

                              FREMONT MONEY MARKET FUND
                                   October 31, 1997

-------------------------------------------------------------------------------------------------------------------
                                                                              DISCOUNT     MATURITY       VALUE
    FACE AMOUNT    ISSUER                                                       RATE         DATE        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER   (CONTINUED)

$    5,000,000     Sharp Electronics Corp. . . . . . . . . . . . . . . . .     5.620%      12/19/97   $  4,962,533
     5,000,000     Sonoco Products Co. . . . . . . . . . . . . . . . . . .     5.500%      01/06/98      4,949,583
   **5,000,000     Sony Capital Corp.. . . . . . . . . . . . . . . . . . .     5.500%      11/03/97      4,998,472
   **5,000,000     Southern Co.. . . . . . . . . . . . . . . . . . . . . .     5.500%      12/16/97      4,965,625
   **5,000,000     St. Paul Cos., Inc. . . . . . . . . . . . . . . . . . .     5.480%      12/18/97      4,964,228
     5,000,000     Stanford, Leland Junior University. . . . . . . . . . .     5.480%      04/07/98      4,880,506
     5,000,000     Sweden, Kingdom of. . . . . . . . . . . . . . . . . . .     5.550%      04/02/98      4,882,833
     5,000,000     Swedish Export Credit Corp. . . . . . . . . . . . . . .     5.530%      01/07/98      4,948,540
     5,000,000     Swiss Re Financial Products . . . . . . . . . . . . . .     5.550%      01/27/98      4,932,938
     5,000,000     Toronto Dominion Holdings USA, Inc. . . . . . . . . . .     5.500%      11/13/97      4,990,833
     5,000,000     Toshiba International Finance PLC (UK). . . . . . . . .     5.530%      11/26/97      4,980,799
     5,000,000     Toyota Motor Credit Corp. . . . . . . . . . . . . . . .     5.480%      11/14/97      4,990,106
     5,000,000     Unilever Capital Corp.. . . . . . . . . . . . . . . . .     5.680%      11/03/97      4,998,422
     5,000,000     USAA Capital Corp.. . . . . . . . . . . . . . . . . . .     5.540%      03/18/98      4,894,586
     5,000,000     Wool International. . . . . . . . . . . . . . . . . . .     5.480%      02/10/98      4,923,128
     5,000,000     Xerox Corp. . . . . . . . . . . . . . . . . . . . . . .     5.500%      12/10/97      4,970,207
     5,000,000     Yale University . . . . . . . . . . . . . . . . . . . .     5.550%      01/15/98      4,942,187
                                                                                                      ------------

                   TOTAL COMMERCIAL PAPER (COST $367,341,244)                                          367,341,244
                                                                                                      ------------


                                                                              COUPON
SHARES/FACE AMOUNT   ISSUER                                                    RATE
-------------------------------------------------------------------------------------------------------------------

OTHER SHORT TERM SECURITIES   15.1%

       484,824     Benchmark Diversified Assets Fund . . . . . . . . . . . . . . . . . . . . . . . . .     484,824
$    5,000,000     Bayerische Landesbank Girozentrale, Eurodollar Note . .     7.750%      12/19/97      5,012,100
     5,000,000     Bayerische Vereinsbank Aktiengesellschaft, YCD. . . . .     5.820%      11/12/97      5,000,046
     5,000,000     Berliner Handels-und Frankfurt Bank, Eurodollar TD. . .     5.875%      11/24/97      5,000,000
     5,000,000     Federal Farm Credit Banks Funding Corp., AN . . . . . .     5.900%      04/01/98      4,994,527
    10,000,000     Federal Home Loan Bank, AN. . . . . . . . . . . . . . .     5.805%      08/20/98      9,998,126
    10,000,000     Federal Home Loan Bank, AN. . . . . . . . . . . . . . .     5.893%      10/02/98     10,000,000
    10,000,000     Federal Home Loan Bank, AN. . . . . . . . . . . . . . .     5.700%      02/25/98     10,000,000
     5,000,000     Royal Bank of Canada, YCD . . . . . . . . . . . . . . .     5.780%      12/11/97      5,000,533
     5,000,000     Student Loan Marketing Association, AN. . . . . . . . .     5.630%      12/24/97      5,000,000
     5,000,000     Swiss Bank Corp., YCD . . . . . . . . . . . . . . . . .     5.730%      03/17/98      5,000,719
                                                                                                      ------------

                   TOTAL OTHER SHORT TERM SECURITIES
                     (COST $65,490,875)                                                                 65,490,875
                                                                                                      ------------

                   TOTAL INVESTMENTS (COST $432,832,119), 99.9%                                        432,832,119

                   OTHER ASSETS AND LIABILITIES, NET, 0.1%                                                 320,038
                                                                                                      ------------

                   NET ASSETS, 100.0%                                                                 $433,152,157
                                                                                                      ------------
                                                                                                      ------------



** THESE SECURITIES ARE GENERALLY ISSUED TO INSTITUTIONAL INVESTORS. ANY RESALE MUST BE IN AN EXEMPT TRANSACTION PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933.
44  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                    FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                   October 31, 1997

-------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                               COUPON      MATURITY      VALUE
     FACE AMOUNT   ISSUER                                                       RATE         DATE       (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS   91.1%

$    1,000,000     City of Anaheim, Public Finance Authority Revenue
                     Bond, Anaheim Electric Utility Projects . . . . . . .     5.600%      10/01/16   $  1,022,330
     1,000,000     California State Dept. of Veterans Affairs,
                     Home Purchase Revenue 1991 Ser. A . . . . . . . . . .     6.450%      08/01/00      1,041,210
       500,000     California State Dept. of Water Resources,
                     Central Valley Project Revenue. . . . . . . . . . . .     4.800%      12/01/07        506,450
     1,000,000     California State Dept. of Water Resources,
                     Central Valley Project Revenue Ser. H . . . . . . . .     6.400%      12/01/00      1,073,250
     1,000,000     California State Public Works Board, Lease Revenue
                     Dept. of Corrections, Prison D. . . . . . . . . . . .     5.100%      06/01/06      1,031,340
     1,000,000     California State Public Works Board, Lease
                     Revenue Refunding, Trustees of The California
                     State University, 1995 Ser. B . . . . . . . . . . . .     5.600%      04/01/06      1,068,730
     1,000,000     Contra Costa Transportation Authority, Sales Tax
                     Revenue 1991 Ser. A . . . . . . . . . . . . . . . . .     6.400%      03/01/01      1,073,000
     1,000,000     Contra Costa Water Authority, Water Treatment
                     Revenue Refunding 1993 Ser. A (FGIC Insured). . . . .     5.300%      10/01/05      1,051,310
     1,000,000     Contra Costa Water District, Water Revenue Ser. F
                     (FGIC Insured). . . . . . . . . . . . . . . . . . . .     5.250%      10/01/08      1,035,700
     1,000,000     East Bay CA MUD, Water System Subordinated
                     Revenue Ser. 1994 . . . . . . . . . . . . . . . . . .     8.500%      06/01/98      1,027,410
     1,000,000     City of Fairfield, Water Revenue (AMBAC Insured). . . .     5.250%      04/01/14      1,008,750
     1,225,000     City of Industry, Urban Development Agency Tax
                     Allocation (MBIA Insured) . . . . . . . . . . . . . .     5.250%      05/01/12      1,249,463
     1,000,000     City of Irvine, Assessment District No. 89-10,
                     Limited Obligation Refunding Improvement
                     (MBIA Insured). . . . . . . . . . . . . . . . . . . .     4.200%      09/02/05        971,190
     1,000,000     City of Los Angeles, 1990 Solid Waste Collection
                     Project COP Revenue . . . . . . . . . . . . . . . . .     6.400%      11/01/97      1,000,000
     1,000,000     City of Los Angeles, Convention & Exhibition Center
                     Authority, Lease Revenue Bonds Refunding Ser. A . . .     5.200%      08/15/09      1,026,320
     1,500,000     City of Los Angeles, Wastewater System Revenue
                     Ser. A (MBIA Insured) . . . . . . . . . . . . . . . .     5.000%      12/01/11      1,510,770
     1,000,000     City of Los Angeles, Wastewater System Revenue
                     Ser. B (MBIA Insured) . . . . . . . . . . . . . . . .     5.700%      06/01/23      1,024,030
     1,000,000     Los Angeles County Public Works Finance Authority,
                     Lease Revenue Ser. B (MBIA Insured) . . . . . . . . .     5.250%      09/01/09      1,039,320
       750,000     Los Angeles County Sanitation District Finance
                     Authority, 1993 Ser. A. . . . . . . . . . . . . . . .     5.250%      10/01/06        786,578
     1,000,000     Los Angeles Dept. of Water & Power, Electric
                     Plant Revenue . . . . . . . . . . . . . . . . . . . .     4.700%      10/15/06      1,009,370
     1,000,000     Los Angeles Dept. of Water & Power, Electric
                     Plant Revenue Refunding . . . . . . . . . . . . . . .     5.500%      09/01/07      1,059,240
     1,000,000     Los Angeles Dept. of Water & Power, Waterworks
                     Revenue Refunding . . . . . . . . . . . . . . . . . .     5.625%      04/15/08      1,058,230
     1,000,000     Metropolitan Water District of Southern California,
                     Waterworks GO Refunding 1993 Ser. A . . . . . . . . .     5.250%      03/01/05      1,053,360
     1,000,000     Modesto High School District, 1993 GO Refunding
                     (FGIC Insured). . . . . . . . . . . . . . . . . . . .     5.300%      08/01/04      1,054,390
     1,000,000     Modesto Irrigation District Finance Authority,
                     Domestic Water Project Revenue 1992 Ser. A
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     5.650%      09/01/03      1,071,060
     1,000,000     M-S-R Public Power Agency, San Juan Project
                     Revenue Ser. F. . . . . . . . . . . . . . . . . . . .     5.650%      07/01/03      1,069,260
     1,000,000     Northern California Power Agency, Geothermal
                     Project #3 Revenue Ser. A . . . . . . . . . . . . . .     5.600%      07/01/06      1,040,280
     1,000,000     Orange County Transportation Authority,
                     Measure M Sales Tax Revenue First Ser. 1992 . . . . .     6.000%      02/15/06      1,098,390
     1,000,000     Orange County Transportation Authority,
                     Measure M Sales Tax Revenue Second Senior Ser.
                     1994 (FGIC Insured) . . . . . . . . . . . . . . . . .     5.000%      02/15/08      1,031,600
       500,000     Orange County Water District, COP 1990 Project A. . . .     6.500%      08/15/98        510,615
       500,000     City of Pasadena, Electric Works Revenue Ser. 1990. . .     6.500%      08/01/99        522,440
       500,000     City of Pasadena, GO Refunding Police and Jail
                     Building 1993 . . . . . . . . . . . . . . . . . . . .     5.000%      06/01/07        509,805
     1,000,000     Rancho Cucamonga RDA, 1994 Tax Allocation Refunding
                     (MBIA Insured). . . . . . . . . . . . . . . . . . . .     5.000%      09/01/07      1,027,990
     1,000,000     City of Riverside, Electric Revenue 1991. . . . . . . .     6.100%      10/01/00      1,056,100
     1,000,000     City of Riverside, Electric Revenue Refunding 1993. . .     5.000%      10/01/06      1,028,930
     1,000,000     City of Riverside, Electric Revenue Refunding 1993
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     5.000%      10/01/13        991,300
     1,000,000     Sacramento County Sanitation District Finance
                     Authority, Revenue Bond (MBIA Insured). . . . . . . .     5.000%      12/01/08      1,019,940
     1,000,000     Sacramento County Sanitation District Finance
                     Authority, Revenue Bond (MBIA Insured). . . . . . . .     5.125%      12/01/13        997,240


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    45

                    FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                   October 31, 1997


-------------------------------------------------------------------------------------------------------------------

SHARES/                                                                        COUPON      MATURITY      VALUE
FACE AMOUNT        ISSUER                                                       RATE         DATE       (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS   (CONTINUED)

$    1,000,000     Sacramento MUD, Electric Revenue 1991 Ser. Y. . . . . .     6.250%      09/01/00   $  1,060,740
     2,000,000     Sacramento MUD, Electric Revenue 1997 Ser. L. . . . . .     5.125%      07/01/15      1,998,240
     1,000,000     San Bernardino County Transportation Authority,
                     Sales Tax Revenue 1992 Ser. A (FGIC Insured). . . . .     6.000%      03/01/03      1,082,170
     1,000,000     City and County of San Francisco International
                     Airport, Revenue Second Ser. Issue 1
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     6.100%      05/01/03      1,089,380
     1,000,000     City and County of San Francisco RDA, Lease Revenue
                     Ser. 1991 (George R. Moscone Convention Center)
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     6.200%      10/01/00      1,061,520
     1,000,000     City and County of San Francisco RDA, Tax
                     Allocation 1997 Ser. B  . . . . . . . . . . . . . . .     5.700%      08/01/14      1,019,160
     1,000,000     City and County of San Francisco Sewer,
                     Revenue Refunding Ser. 1992 (AMBAC Insured) . . . . .     5.800%      10/01/05      1,076,020
     1,000,000     City of San Jose, Finance Authority (Convention
                     Center Refunding Project) 1993 Ser. C
                     (MBIA Insured). . . . . . . . . . . . . . . . . . . .     5.750%      09/01/03      1,063,460
     1,000,000     Santa Margarita/Dana Point Authority Orange County,
                     Revenue Bond Ser. A . . . . . . . . . . . . . . . . .     5.375%      08/01/04      1,056,930
     1,000,000     Santa Monica-Malibu Unified School District,
                     Public School Facilities Reconstruction Projects. . .     5.500%      08/01/18      1,000,530
     1,000,000     Southern California Public Power Authority,
                     Mead-Phoenix Project Revenue 1994 Ser. A
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     4.750%      07/01/09        995,510
     1,000,000     Southern California Public Power Authority,
                     Mead-Phoenix Project Revenue 1994 Ser. A
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     4.750%      07/01/08      1,004,170
     1,000,000     Southern California Public Power Authority,
                     Palo Verde Power Projects Revenue 1993 Ser. A . . . .     5.100%      07/01/06      1,055,980
       500,000     City of Stockton, 1990 Wastewater System Project
                     COP (AMBAC Insured) . . . . . . . . . . . . . . . . .     6.700%      09/01/98        512,020
       500,000     City of Stockton, 1990 Wastewater System Project
                     COP (AMBAC Insured) . . . . . . . . . . . . . . . . .     6.800%      09/01/99        517,275
     1,000,000     University of California, Housing System Revenue
                     1993 Ser. A (MBIA Insured). . . . . . . . . . . . . .     5.500%      11/01/08      1,055,560
       500,000     University of California, Research Facilities
                     Revenue 1995 Ser. C (AMBAC Insured) . . . . . . . . .     5.100%      09/01/07        517,255
     1,000,000     West & Central Basin Finance Authority,
                     West Basin Water Revenue Refunding Project
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     5.125%      08/01/06      1,039,780
     1,000,000     City of Whittier, Solid Waste Revenue Ser. A
                     (AMBAC Insured) . . . . . . . . . . . . . . . . . . .     5.375%      08/01/14      1,012,790
     1,500,000     Yucaipa School Facilities Finance Authority,
                     1995 Sweetwater Refunding (MBIA Insured). . . . . . .     6.000%      09/01/10      1,587,240
                                                                                                      ------------


                   TOTAL MUNICIPAL BONDS (COST $55,820,663)                                             58,562,421
                                                                                                      ------------

SHORT TERM SECURITIES   7.7%

     2,863,529     Provident Institutional Fund:  Municipal Fund
                     for California Investors. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,863,529
$    2,100,000     Marin County, Tax and Revenue Anticipation Notes,
                     1997 Ser. L . . . . . . . . . . . . . . . . . . . . .     4.500%      07/31/98      2,112,137
                                                                                                      ------------

                   TOTAL SHORT TERM SECURITIES (COST $4,973,903)                                         4,975,666
                                                                                                      ------------

                   TOTAL INVESTMENTS (COST $60,794,566), 98.8%                                          63,538,087

                   OTHER ASSETS AND LIABILITIES, NET, 1.2%                                                 771,347
                                                                                                      ------------

                   NET ASSETS, 100.0%                                                                 $ 64,309,434
                                                                                                      ------------
                                                                                                      ------------



46  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              FREMONT MUTUAL FUNDS, INC.
     Country Diversification, Portfolio Abbreviations and Currency Abbreviations

----------------------------------------------------------------------------------------------------------------------------------

COUNTRY DIVERSIFICATION

 COUNTRY COUNTRY                       INT'L    INT'L    EMERGING      U.S.       U.S.                         MONEY     CALIF
  CODE   NAME               GLOBAL    GROWTH  SMALL CAP  MARKETS    MICRO-CAP  SMALL CAP    GROWTH     BOND    MARKET  TAX-FREE
----------------------------------------------------------------------------------------------------------------------------------
  AR     ARGENTINA            0.3%        -       1.0%      4.9%         -          -           -        -        -         -
  AS     AUSTRIA                -         -       0.4%        -          -          -           -        -        -         -
  AU     AUSTRALIA            2.9%      1.1%      7.1%        -          -          -           -        -        -         -
  BE     BELGIUM                -         -       0.9%        -          -          -           -        -        -         -
  BR     BRAZIL                 -         -       6.8%     12.7%         -          -           -        -        -         -
  CH     CHINA                  -         -       1.7%        -          -          -           -        -        -         -
  CL     CHILE                0.3%        -         -       3.7%         -          -           -        -        -         -
  CN     CANADA               2.7%        -       5.3%        -          -          -           -        -        -         -
  CO     COLOMBIA               -         -       1.2%        -          -          -           -        -        -         -
  CZ     CZECH REPUBLIC         -         -       2.2%        -          -          -           -        -        -         -
  FI     FINLAND              0.7%      8.6%      0.6%        -          -          -           -        -        -         -
  FR     FRANCE               1.5%      5.7%      4.6%        -          -          -           -        -        -         -
  GM     GERMANY              3.6%      9.9%      0.8%        -          -          -           -        -        -         -
  GR     GREECE                 -         -       2.3%        -          -          -           -        -        -         -
  HK     HONG KONG            0.9%      1.8%      6.4%      4.7%         -          -           -        -        -         -
  HU     HUNGARY                -         -         -       3.1%         -          -           -        -        -         -
  ID     INDONESIA            0.4%      2.1%      0.1%      4.2%         -          -           -        -        -         -
  IN     INDIA                0.1%        -         -       7.7%         -          -           -        -        -         -
  IR     IRELAND              1.0%        -       1.0%        -          -          -           -        -        -         -
  IT     ITALY                0.8%      5.4%        -         -          -          -           -        -        -         -
  JP     JAPAN                3.6%     21.0%     14.1%        -          -          -           -        -        -         -
  MX     MEXICO               0.7%        -       0.8%     11.5%         -          -           -        -        -         -
  MY     MALAYSIA             0.8%      0.1%      1.0%        -          -          -           -        -        -         -
  NL     NETHERLANDS          2.8%      6.3%      6.5%        -          -          -           -        -        -         -
  NO     NORWAY                 -         -         -         -          -          -           -        -        -         -
  NZ     NEW ZEALAND          0.3%        -       0.3%        -          -          -           -      2.2%       -         -
  PE     PERU                 0.1%        -         -         -          -          -           -        -        -         -
  PH     PHILIPPINES          0.3%      0.5%      0.2%        -          -          -           -        -        -         -
  PK     PAKISTAN               -         -       1.3%        -          -          -           -        -        -         -
  PO     POLAND                 -         -         -       6.8%         -          -           -        -        -         -
  PT     PORTUGAL               -         -       6.0%        -          -          -           -        -        -         -
  RU     RUSSIA                 -         -         -       7.7%         -          -           -        -        -         -
  SA     SOUTH AFRICA           -         -       1.3%      0.6%         -          -           -        -        -         -
  SG     SINGAPORE            1.0%      2.7%      1.2%        -          -          -           -        -        -         -
  SK     SOUTH KOREA          0.3%      0.8%      4.1%        -          -          -           -        -        -         -
  SP     SPAIN                1.8%        -       0.8%        -          -          -           -        -        -         -
  SR     SAUDI ARABIA           -         -         -       2.2%         -          -           -        -        -         -
  SW     SWEDEN               2.6%      8.0%        -         -          -          -           -        -        -         -
  SZ     SWITZERLAND          0.7%      3.0%        -         -          -          -           -        -        -         -
  TH     THAILAND               -         -       5.8%      0.6%         -          -           -        -        -         -
  TU     TURKEY                 -         -       2.6%      4.4%         -          -           -        -        -         -
  TW     TAIWAN               0.3%      1.8%        -       3.7%         -          -           -        -        -         -
  UK     UNITED KINGDOM       5.9%      8.6%     10.1%        -          -          -           -        -        -         -
  US     UNITED STATES       63.6%     12.6%      1.5%     21.5%     100.0%     100.0%      100.0%    97.8%   100.0%    100.0%
                            -----     -----     -----     -----      -----      -----       -----    -----    -----     -----
         TOTAL              100.0%    100.0%    100.0%    100.0%     100.0%     100.0%      100.0%   100.0%   100.0%    100.0%
                            -----     -----     -----     -----      -----      -----       -----    -----    -----     -----
                            -----     -----     -----     -----      -----      -----       -----    -----    -----     -----



PORTFOLIO ABBREVIATIONS

  ADR        American Depository Receipt
  AMBAC      American Municipal Bond Assurance Corp.
  AN         Agency Note
  ARM        Adjustable Rate Mortgage
  CMO        Collateralized Mortgage Obligation
  COP        Certificates of Participation
  CP         Commercial Paper
  DN         Discount Note
  FGIC       Financial Guaranty Insurance Corp.
  FHLMC      Federal Home Loan Mortgage Corp.
  FNMA       Federal National Mortgage Association
  FRN        Floating Rate Note
  GDR        Global Depository Receipt
  GDS        Global Depository Shares
  GNMA       Government National Mortgage Association
  GO         General Obligation
  MBIA       Municipal Bond Investor Assurance Corp.
  MUD        Municipal Utility District
  PAC        Planned Amortization Class
  RDA        Redevelopment Agency
  REMIC      Real Estate Mortgage Investment Conduit
  SDR        Swedish Depository Receipt
  TBA        To Be Announced
  TD         Time Deposit
  YCD        Yankee Certificate of Deposit


CURRENCY ABBREVIATIONS

  AUS$       Australian Dollar
  CAN$       Canadian Dollar
  DM         German Deutschemark
  ESP        Spanish Peseta
  FF         French Franc
  IEP        Irish Punt
  NLG        Netherlands Guilder
  NZ$        New Zealand Dollar
  SEK        Swedish Krona
  L          British Pound
  US$        US Dollar


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    47

                            FREMONT MUTUAL FUNDS, INC.
                                   October 31, 1997

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)


                                                                      INTERNATIONAL         INTERNATIONAL           EMERGING
                                                      GLOBAL             GROWTH               SMALL CAP              MARKETS
                                                       FUND               FUND                  FUND                  FUND
                                                  -----------------------------------------------------------------------------
ASSETS:
   Investments in securities at cost              $   620,460          $    36,334           $    10,117            $    12,837
                                                  -----------          -----------           -----------            -----------
                                                  -----------          -----------           -----------            -----------
   Investments in securities at value (Note 1)        674,404               38,571                 8,447                 11,441
   Cash                                                    --                   --                    71                     91
   Dividends and interest receivable                    5,186                   55                    38                     12
   Receivable for securities sold                       5,888                   --                    --                    500
   Receivable from management company                      --                   --                    --                     26
   Receivable from sale of fund shares                    121                   85                    11                    159
   Variation margin receivable                             --                   --                    --                     --
   Unrealized appreciation on foreign currency
   contracts (Note 1)                                     818                   --                    --                     --
   Prepaid expense                                          3                   --                    --                     --
   Unamortized organization costs (Note 3)                 --                   --                    --                     14
                                                  -----------          -----------           -----------            -----------
       TOTAL ASSETS                                   686,420               38,711                 8,567                 12,243
                                                  -----------          -----------           -----------            -----------

 LIABILITIES:
   Bank overdraft                                       2,065                   --                    --                     --
   Liabilities for options written (Note 4)                --                   --                    --                     --
   Dividends payable to shareholders                      448                   --                    17                     19
   Payable for securities purchased                    14,191                   --                    --                     --
   Payable to management company                           --                   --                    --                     --
   Payable for fund shares redeemed                       420                   15                     4                      5
   Unrealized depreciation on foreign currency
   contracts (Note 1)                                   2,952                   --                    --                      2
    Accrued expenses:
     Investment advisory, administrative,
     distribution and shareholder servicing fees          458                   53                    12                     21
     Other                                                139                   --                    --                     21
                                                  -----------          -----------           -----------            -----------
       TOTAL LIABILITIES                               20,673                   68                    33                     68
                                                  -----------          -----------           -----------            -----------

 NET ASSETS                                       $   665,747          $    38,643           $     8,534            $    12,175
                                                  -----------          -----------           -----------            -----------
                                                  -----------          -----------           -----------            -----------

 Net assets consist of:
   Paid in capital                                $   600,973          $    36,067           $    10,140            $    13,425
   Undistributed net investment income (loss)           2,452                  (50)                    6                     --
   Unrealized appreciation (depreciation) on
   investments                                         53,943                2,237               (1,670)                 (1,396)
   Unrealized appreciation (depreciation) on
   foreign currency
     contracts and other assets and liabilities        (2,088)                  (1)                   3                      (9)
   Accumulated net realized gain                       10,467                  390                   55                     155
                                                  -----------          -----------           -----------            -----------
 NET ASSETS                                       $   665,747          $    38,643           $     8,534            $    12,175
                                                  -----------          -----------           -----------            -----------
                                                  -----------          -----------           -----------            -----------

 SHARES OF CAPITAL STOCK OUTSTANDING                   47,023                3,725                 1,037                  1,271
                                                  -----------          -----------           -----------            -----------
                                                  -----------          -----------           -----------            -----------

 NET ASSET VALUE PER SHARE                        $     14.16          $     10.37           $      8.23            $      9.58
                                                  -----------          -----------           -----------            -----------
                                                  -----------          -----------           -----------            -----------


48  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                               U.S.              U.S.
                                                             MICRO-CAP         SMALL CAP         GROWTH        BOND
                                                               FUND              FUND            FUND          FUND
                                                            ------------------------------------------------------------
 ASSETS:
   Investments in securities at cost                       $   160,550       $     6,277    $   123,279     $    99,517
                                                           -----------       -----------    -----------     -----------
                                                           -----------       -----------    -----------     -----------
   Investments in securities at value (Note 1)                 172,162             6,030        146,981         102,119
   Cash                                                             --                --             --              25
   Dividends and interest receivable                                11                 1            220             631
   Receivable for securities sold                                5,620                --             99           4,891
   Receivable from management company                               --                10              1              --
   Receivable from sale of fund shares                           1,848                13            603           1,262
   Variation margin receivable                                      --                --             84              33
   Unrealized appreciation on foreign currency
   contracts (Note 1)                                               --                --             --              25
   Prepaid expense                                                  --                --              1              --
   Unamortized organization costs (Note 3)                          --                16             --               1
                                                           -----------       -----------    -----------     -----------
       TOTAL ASSETS                                            179,641             6,070        147,989         108,987
                                                           -----------       -----------    -----------     -----------

 LIABILITIES:
   Bank overdraft                                                  596                --             --              --
   Liabilities for options written (Note 4)                         --                --             --               1
   Dividends payable to shareholders                             1,336                --             56              20
   Payable for securities purchased                              4,120               687             --          18,514
   Payable to management company                                    --                16             --              --
   Payable for fund shares redeemed                              1,774                --            157               3
   Unrealized depreciation on foreign currency
   contracts (Note 1)                                               --                --             --              65
    Accrued expenses:
     Investment advisory, administrative,
     distribution and shareholder servicing fees                   308                10             89              32
     Other                                                          --                 7             46              50
                                                           -----------       -----------    -----------     -----------
       TOTAL LIABILITIES                                         8,134               720            348          18,685
                                                           -----------       -----------    -----------     -----------
 NET ASSETS                                                $   171,507       $     5,350    $   147,641     $    90,302
                                                           -----------       -----------    -----------     -----------
                                                           -----------       -----------    -----------     -----------

 Net assets consist of:
   Paid in capital                                         $   151,467       $     5,595    $   120,757     $    86,604
   Undistributed net investment income (loss)                       --                 2             69             198
   Unrealized appreciation (depreciation) on
   investments                                                  11,612              (247)        23,611           3,027
   Unrealized appreciation (depreciation) on
   foreign currency contracts and other assets
   and liabilities                                                  --                --             --             (12)
   Accumulated net realized gain                                 8,428                --          3,204             485
                                                           -----------       -----------    -----------     -----------
 NET ASSETS                                                $   171,507       $     5,350    $   147,641     $    90,302
                                                           -----------       -----------    -----------     -----------
                                                           -----------       -----------    -----------     -----------

 SHARES OF CAPITAL STOCK OUTSTANDING                             7,558               559          9,868           8,824
                                                           -----------       -----------    -----------     -----------
                                                           -----------       -----------    -----------     -----------

 NET ASSET VALUE PER SHARE                                 $     22.69       $      9.57    $     14.96     $     10.23
                                                           -----------       -----------    -----------     -----------
                                                           -----------       -----------    -----------     -----------




                                                                              CALIFORNIA
                                                    MONEY MARKET             INTERMEDIATE
                                                        FUND                   TAX-FREE
                                                                                  FUND
                                                    --------------------------------------
 ASSETS:
   Investments in securities at cost                       $   432,832       $    60,795
                                                           -----------       -----------
                                                           -----------       -----------
   Investments in securities at value (Note 1)                 432,832            63,538
   Cash                                                            500                34
   Dividends and interest receivable                             1,573               807
   Receivable for securities sold                                   --                --
   Receivable from management company                               --                --
   Receivable from sale of fund shares                             195                11
   Variation margin receivable                                      --                --
   Unrealized appreciation on foreign currency
   contracts (Note 1)                                               --                --
   Prepaid expense                                                  20                --
   Unamortized organization costs (Note 3)                          --                --
                                                           -----------       -----------
       TOTAL ASSETS                                            435,120            64,390
                                                           -----------       -----------
                                                           -----------       -----------
 LIABILITIES:
   Bank overdraft                                                   --                --
   Liabilities for options written (Note 4)                         --                --
   Dividends payable to shareholders                                 8                28
   Payable for securities purchased                                 --                --
   Payable to management company                                    --                --
   Payable for fund shares redeemed                              1,812                --
   Unrealized depreciation on foreign currency                     --                 --
   contracts (Note 1)
    Accrued expenses:
     Investment advisory, administrative,
     distribution and shareholder servicing fees                    84                19
     Other                                                          64                34
                                                           -----------       -----------
       TOTAL LIABILITIES                                         1,968                81
                                                           -----------       -----------
 NET ASSETS                                                $   433,152       $    64,309
                                                           -----------       -----------
                                                           -----------       -----------

 Net assets consist of:
   Paid in capital                                         $   433,152       $    61,537
   Undistributed net investment income (loss)                       --                --
   Unrealized appreciation (depreciation) on
   investments                                                      --             2,743
   Unrealized appreciation (depreciation) on
   foreign currency contracts and other assets
   and liabilities                                                  --                --
   Accumulated net realized gain                                    --                29
                                                           -----------       -----------
 NET ASSETS                                                $   433,152       $    64,309
                                                           -----------       -----------
                                                           -----------       -----------

 SHARES OF CAPITAL STOCK OUTSTANDING                           433,152             5,851
                                                           -----------       -----------
                                                           -----------       -----------

 NET ASSET VALUE PER SHARE                                 $      1.00       $     10.99
                                                           -----------       -----------
                                                           -----------       -----------



                        FREMONT MUTUAL FUNDS, INC.
                             OCTOBER 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)


                                                                             INTERNATIONAL       INTERNATIONAL
                                                                GLOBAL           GROWTH            SMALL CAP
                                                                 FUND             FUND                FUND
                                                              ------------------------------------------------
INVESTMENT INCOME:
   Interest                                                   $  14,116         $     161          $      18
   Dividends                                                      8,387               596                326
                                                              ---------         ---------          ---------
     TOTAL INCOME*                                               22,503               757                344
                                                              ---------         ---------          ---------
EXPENSES:
   Investment advisory and administrative fees (Note 2)           4,812               618                149
   Shareholder servicing fees (Note 2)                              123                --                 --
   Custody fees                                                     137                --                 --
   Distribution fees (Note 2)                                        --                --                 --
   Accounting fees                                                  166                --                 --
   Audit and legal fees                                              42                --                 --
   Directors' fees (Note 2)                                           8                --                 --
   Registration fees                                                 64                --                 --
   Interest expense (Note 1)                                         --                --                 --
   Other                                                             96                --                 --
                                                              ---------         ---------          ---------
     TOTAL EXPENSES BEFORE REDUCTIONS                             5,448               618                149
     Expenses waived and/or reimbursed by Advisor (Note 2)           --                --                 --
                                                              ---------         ---------          ---------
       TOTAL NET EXPENSES                                         5,448               618                149
                                                              ---------         ---------          ---------
         NET INVESTMENT INCOME (LOSS)                            17,055               139                195
                                                              ---------         ---------          ---------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY:

   Net realized gain (loss) from:

     Investments                                                 26,415               390                107
     Transactions in written options                                 --                --                 --
     Foreign currency transactions                                7,073              (356)                (4)

  Net unrealized appreciation (depreciation) on:

     Investments                                                 26,358              (193)            (1,782)
     Translation of assets and liabilities in
       foreign currencies                                        (1,161)               (1)                 2
                                                              ---------         ---------          ---------
       Net realized and unrealized gain (loss) from
         investments and foreign currency                        58,685              (160)            (1,677)
                                                              ---------         ---------          ---------
         NET INCREASE (DECREASE) IN NET ASSETS
           RESULTING FROM OPERATIONS                          $  75,740         $     (21)         $  (1,482)
                                                              ---------         ---------          ---------
                                                              ---------         ---------          ---------


* Net of foreign taxes withheld of $374 for Fremont Global Fund, $67 for Fremont International Growth Fund, $29 for Fremont International Small Cap Fund and $11 for Fremont Emerging Markets Fund.
#  Period from September 24, 1997 (commencement of operations) to
   October 31, 1997.


50  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                               EMERGING         U.S.             U.S.
                                                               MARKETS        MICRO-CAP        SMALL CAP         GROWTH
                                                                FUND            FUND             FUND#            FUND
                                                           ----------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                  $      87      $   1,755        $      18        $     259
   Dividends                                                       138            182               --            2,511
                                                             ---------      ---------        ---------        ---------
     TOTAL INCOME*                                                 225          1,937               18            2,770
                                                             ---------      ---------        ---------        ---------
EXPENSES:
   Investment advisory and administrative fees (Note 2)            112          3,050                6              786
   Shareholder servicing fees (Note 2)                              31             --                3               58
   Custody fees                                                     27             --                1               21
   Distribution fees (Note 2)                                       24             --                1               --
   Accounting fees                                                  15             --                1               35
   Audit and legal fees                                             17             --                2               64
   Directors' fees (Note 2)                                          8             --                1                8
   Registration fees                                                15             --                2               39
   Interest expense (Note 1)                                        --             --               --               --
   Other                                                             9             --                1               17
                                                             ---------      ---------        ---------        ---------
     TOTAL EXPENSES BEFORE REDUCTIONS                              258          3,050               18            1,028
     Expenses waived and/or reimbursed by Advisor (Note 2)        (232)           (32)             (10)              --
                                                             ---------      ---------        ---------        ---------
       TOTAL NET EXPENSES                                           26          3,018                8            1,028
                                                             ---------      ---------        ---------        ---------
         NET INVESTMENT INCOME (LOSS)                              199         (1,081)              10            1,742
                                                             ---------      ---------        ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:

   Net realized gain (loss) from:

     Investments                                                 1,568         20,401                5            8,013
     Transactions in written options                                --             --               --               --
     Foreign currency transactions                                (189)            --               --               --

   Net unrealized appreciation (depreciation) on:

     Investments                                                (1,352)        11,176             (247)          19,122
     Translation of assets and liabilities in
       foreign currencies                                           (9)            --               --               --
                                                             ---------      ---------        ---------        ---------
       Net realized and unrealized gain (loss) from
         investments and foreign currency                           18         31,577             (242)          27,135
                                                             ---------      ---------        ---------        ---------
         NET INCREASE (DECREASE) IN NET ASSETS
           RESULTING FROM OPERATIONS                         $     217      $  30,496        $    (232)       $  28,877
                                                             ---------      ---------        ---------        ---------
                                                             ---------      ---------        ---------        ---------



                                                                                                  CALIFORNIA
                                                                                                 INTERMEDIATE
                                                                 BOND           MONEY MARKET       TAX-FREE
                                                                 FUND               FUND             FUND
                                                            -------------------------------------------------
INVESTMENT INCOME:
   Interest                                                   $   5,278         $  21,922          $   3,185
   Dividends                                                         35                --                 --
                                                              ---------         ---------          ---------
     TOTAL INCOME*                                                5,313            21,922              3,185
                                                              ---------         ---------          ---------
EXPENSES:
   Investment advisory and administrative fees (Note 2)             416             1,427                313
   Shareholder servicing fees (Note 2)                               31                80                 29
   Custody fees                                                      25                32                  8
   Distribution fees (Note 2)                                        --                --                 --
   Accounting fees                                                   31                92                 29
   Audit and legal fees                                              24                24                 26
   Directors' fees (Note 2)                                           8                 8                  8
   Registration fees                                                 18                76                  6
   Interest expense (Note 1)                                         11                --                 --
   Other                                                             11                29                  3
                                                              ---------         ---------          ---------
     TOTAL EXPENSES BEFORE REDUCTIONS                               575             1,768                422
     Expenses waived and/or reimbursed by Advisor (Note 2)         (114)             (590)              (126)
                                                              ---------         ---------          ---------
       TOTAL NET EXPENSES                                           461             1,178                296
                                                              ---------         ---------          ---------
         NET INVESTMENT INCOME (LOSS)                             4,852            20,744              2,889
                                                              ---------         ---------          ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY:

   Net realized gain (loss) from:

     Investments                                                  1,197                --                 29
     Transactions in written options                                 71                --                 --
     Foreign currency transactions                                  458                --                 --

   Net unrealized appreciation (depreciation) on:

     Investments                                                    713                --              1,043
     Translation of assets and liabilities in
       foreign currencies                                          (199)               --                 --
                                                              ---------         ---------          ---------

   Net realized and unrealized gain (loss) from
     investments and foreign currency                             2,240                --              1,072
                                                              ---------         ---------          ---------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                            $   7,092         $  20,744          $   3,961
                                                              ---------         ---------          ---------


                        FREMONT MUTUAL FUNDS, INC.
                             OCTOBER 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)


                                                                     GLOBAL                     INTERNATIONAL GROWTH
                                                                      FUND                              FUND
                                                             ------------------------        --------------------------
                                                               YEAR           YEAR             YEAR             YEAR
                                                               ENDED          ENDED            ENDED            ENDED
                                                              10/31/97       10/31/96         10/31/97         10/31/96
                                                             ---------      ---------        ---------        ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                            $  17,055      $  14,179        $     139        $     (72)
     Net realized gain (loss) from investments
       and transactions in written options                      26,415         66,431              390            2,386
     Net realized gain (loss) from foreign
       currency transactions                                     7,073          3,714             (356)            (123)
     Net unrealized appreciation (depreciation)
       on investments                                           26,358        (16,097)            (193)             370
     Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in
       foreign currencies                                       (1,161)          (967)              (1)              (1)
                                                             ---------      ---------        ---------        ---------
         Net increase (decrease) in net assets
           from operations                                      75,740         67,260              (21)           2,560
                                                             ---------      ---------        ---------        ---------
   Distributions to shareholders from:
     Net investment income                                     (22,567)       (15,978)              --              (25)
     Net realized gains                                        (86,397)       (19,405)            (103)              --
                                                             ---------      ---------        ---------        ---------
         Total distributions to shareholders                  (108,964)       (35,383)            (103)             (25)
                                                             ---------      ---------        ---------        ---------
   From capital share transactions:
     Proceeds from shares sold                                 381,253         86,354           18,693            7,454
     Payments for shares redeemed                             (360,553)       (62,547)         (15,302)          (6,897)
     Reinvested dividends                                      106,121         34,111              103               25
                                                             ---------      ---------        ---------        ---------
         Net increase in net assets
           from capital share transactions                     126,821         57,918            3,494              582
                                                             ---------      ---------        ---------        ---------
     Net increase (decrease) in net assets                      93,597         89,795            3,370            3,117

Net assets at beginning of period                              572,150        482,355           35,273           32,156
                                                             ---------      ---------        ---------        ---------

NET ASSETS AT END OF PERIOD                                  $ 665,747      $ 572,150        $  38,643        $  35,273
                                                             ---------      ---------        ---------        ---------
                                                             ---------      ---------        ---------        ---------
Undistributed net investment income (loss)
   included in net assets, end of period                     $   2,452      $   2,242        $     (50)       $      --
                                                             ---------      ---------        ---------        ---------
                                                             ---------      ---------        ---------        ---------
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                         25,640          5,890            1,654              728
   Redeemed                                                    (24,185)        (4,265)          (1,330)            (647)
   Reinvested dividends                                          7,698          2,372                9                2
                                                             ---------      ---------        ---------        ---------
     Net increase from capital share
       transactions                                              9,153          3,997              333               83
                                                             ---------      ---------        ---------        ---------
                                                             ---------      ---------        ---------        ---------


# Period from June 24, 1996 (commencement of operations) to October 31, 1996.
* Period from September 24, 1997 (commencement of operations) to
  October 31, 1997.


52  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                              INTERNATIONAL SMALL CAP           EMERGING MARKETS
                                                                       FUND                           FUND
                                                             ------------------------       ------------------------
                                                               YEAR           YEAR            YEAR           YEAR
                                                               ENDED          ENDED           ENDED          ENDED
                                                              10/31/97       10/31/96        10/31/97       10/31/96#
                                                             ---------      ---------       ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                            $     195      $     102       $     199      $      39
     Net realized gain (loss) from investments
       and transactions in written options                         107            273           1,568            (85)
     Net realized gain (loss) from foreign
       currency transactions                                        (4)           (72)           (189)            (5)
     Net unrealized appreciation (depreciation)
       on investments                                           (1,782)           329          (1,352)           (44)
     Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in
       foreign currencies                                            2              2              (9)            --
                                                             ---------      ---------       ---------      ---------

         Net increase (decrease) in net assets
           from operations                                      (1,482)           634             217            (95)
                                                             ---------      ---------       ---------      ---------

   Distributions to shareholders from:
     Net investment income                                        (212)           (37)            (24)           (26)
     Net realized gains                                           (257)            --          (1,322)            --
                                                             ---------      ---------       ---------      ---------

         Total distributions to shareholders                      (469)           (37)         (1,346)           (26)
                                                             ---------      ---------       ---------      ---------

   From capital share transactions:
     Proceeds from shares sold                                   4,033          5,840          19,897          3,982
     Payments for shares redeemed                               (3,192)        (1,489)        (11,691)          (115)
     Reinvested dividends                                          430             21           1,326             26
                                                             ---------      ---------       ---------      ---------

         Net increase in net assets
           from capital share transactions                       1,271          4,372           9,532          3,893
                                                             ---------      ---------       ---------      ---------

     Net increase (decrease) in net assets                        (680)         4,969           8,403          3,772

Net assets at beginning of period                                9,214          4,245           3,772             --
                                                             ---------      ---------       ---------      ---------

NET ASSETS AT END OF PERIOD                                  $   8,534      $   9,214       $  12,175      $   3,772
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------

Undistributed net investment income (loss)
   included in net assets, end of period                     $       6      $      27       $      --      $       7
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------


CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                            401            583           1,730            401
   Redeemed                                                       (319)          (149)           (990)           (12)
   Reinvested dividends                                             47              2             139              3
                                                             ---------      ---------       ---------      ---------

     Net increase from capital share
       transactions                                                129            436             879            392
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------



                                                                  U.S. MICRO-CAP              U.S. SMALL CAP
                                                                        FUND                        FUND
                                                            ----------------------------       --------------
                                                                YEAR             YEAR             PERIOD
                                                                ENDED            ENDED             ENDED
                                                               10/31/97         10/31/96          10/31/97*
                                                              ---------        ---------         ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income (loss)                             $  (1,081)       $    (233)        $      10
     Net realized gain (loss) from investments
       and transactions in written options                       20,401            5,347                 5
     Net realized gain (loss) from foreign
       currency transactions                                         --               --                --
     Net unrealized appreciation (depreciation)
       on investments                                            11,176             (512)             (247)
     Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in
       foreign currencies                                            --               --                --
                                                              ---------        ---------         ---------
         Net increase (decrease) in net assets
           from operations                                       30,496            4,602              (232)
                                                              ---------        ---------         ---------

   Distributions to shareholders from:
     Net investment income                                           --               --                (8)
     Net realized gains                                         (16,002)            (323)               (5)
                                                              ---------        ---------         ---------

         Total distributions to shareholders                    (16,002)            (323)              (13)
                                                              ---------        ---------         ---------

   From capital share transactions:
     Proceeds from shares sold                                  410,139          162,320             5,582
     Payments for shares redeemed                              (369,757)         (72,224)               --
     Reinvested dividends                                        14,150              314                13
                                                              ---------        ---------         ---------

         Net increase in net assets
           from capital share transactions                       54,532           90,410             5,595
                                                              ---------        ---------         ---------

     Net increase (decrease) in net assets                       69,026           94,689             5,350

Net assets at beginning of period                               102,481            7,792                --
                                                              ---------        ---------         ---------

NET ASSETS AT END OF PERIOD                                   $ 171,507        $ 102,481         $   5,350
                                                              ---------        ---------         ---------
                                                              ---------        ---------         ---------

Undistributed net investment income (loss)
   included in net assets, end of period                      $      --        $      --         $       2
                                                              ---------        ---------         ---------
                                                              ---------        ---------         ---------

CAPITAL TRANSACTIONS IN SHARES:
  Sold                                                           18,493            8,425               558
  Redeemed                                                      (16,801)          (3,768)               --
  Reinvested dividends                                              644               21                 1
                                                              ---------        ---------         ---------

    Net increase from capital share
      transactions                                                2,336            4,678               559
                                                              ---------        ---------         ---------
                                                              ---------        ---------         ---------


                        FREMONT MUTUAL FUNDS, INC.
                             OCTOBER 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)


                                                                      GROWTH                          BOND
                                                                       FUND                           FUND
                                                             ------------------------       ------------------------
                                                               YEAR           YEAR            YEAR           YEAR
                                                               ENDED          ENDED           ENDED          ENDED
                                                              10/31/97       10/31/96        10/31/97       10/31/96
                                                             ---------      ---------       ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                   $   1,742      $     511       $   4,852      $   5,390
     Net realized gain (loss) from investments
       and transactions in written options                       8,013         17,602           1,268           (216)
     Net realized gain from foreign currency transactions           --             --             458             97
     Net unrealized appreciation (depreciation) on
       investments                                              19,122         (4,559)            713            277
     Net unrealized appreciation (depreciation) on
       translation of assets and liabilities
       in foreign currencies                                        --             --            (199)           170
                                                             ---------      ---------       ---------      ---------

         Net increase in net assets from operations             28,877         13,554           7,092          5,718
                                                             ---------      ---------       ---------      ---------
   Distributions to shareholders from:
     Net investment income                                      (1,783)          (409)         (4,965)        (5,648)
     Net realized gains                                        (22,466)        (3,509)           (173)        (1,968)
                                                             ---------      ---------       ---------      ---------
         Total distributions to shareholders                   (24,249)        (3,918)         (5,138)        (7,616)

   From capital share transactions:
     Proceeds from shares sold                                 100,616         31,462          38,603         17,733
     Payments for shares redeemed                              (60,351)       (25,983)        (25,784)       (39,028)
     Reinvested dividends                                       24,124          3,877           4,952          7,427
                                                             ---------      ---------       ---------      ---------
     Net increase (decrease) in net assets
       from capital share transactions                          64,389          9,356          17,771        (13,868)
                                                             ---------      ---------       ---------      ---------

     Net increase (decrease) in net assets                      69,017         18,992          19,725        (15,766)

Net assets at beginning of period                               78,624         59,632          70,577         86,343
                                                             ---------      ---------       ---------      ---------

NET ASSETS AT END OF PERIOD                                  $ 147,641      $  78,624       $  90,302      $  70,577
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------

Undistributed net investment income included in
  net assets, end of period                                  $      69      $     111       $     198      $       3
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------


CAPITAL TRANSACTIONS IN SHARES:
  Sold                                                           7,058          2,314           3,846          1,778
  Redeemed                                                      (4,276)        (1,945)         (2,580)        (3,985)
  Reinvested dividends                                           1,851            301             495            748
                                                             ---------      ---------       ---------      ---------

     Net increase from capital share transactions                4,633            670           1,761          1,459
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------



54  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                                                   CALIFORNIA
                                                                   MONEY MARKET                   INTERMEDIATE
                                                                       FUND                       TAX-FREE FUND
                                                             ------------------------       ------------------------
                                                               YEAR           YEAR            YEAR           YEAR
                                                               ENDED          ENDED           ENDED          ENDED
                                                              10/31/97       10/31/96        10/31/97       10/31/96
                                                             ---------      ---------       ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment income                                   $  20,744      $  15,629       $   2,889      $   2,476
     Net realized gain (loss) from investments
       and transactions in written options                          --             --              29             45
     Net realized gain from foreign currency transactions           --             --              --             --
     Net unrealized appreciation (depreciation) on
       investments                                                  --             --           1,043           (192)
     Net unrealized appreciation (depreciation) on
       translation of assets and liabilities
       in foreign currencies                                        --             --              --             --
                                                             ---------      ---------       ---------      ---------

         Net increase in net assets from operations            20,744          15,629           3,961          2,329
                                                             ---------      ---------       ---------      ---------

   Distributions to shareholders from:
     Net investment income                                     (20,744)       (15,269)         (2,889)        (2,476)
     Net realized gains                                             --             --             (45)          (120)
                                                             ---------      ---------       ---------      ---------

         Total distributions to shareholders                   (20,744)       (15,629)         (2,934)        (2,596)
                                                             ---------      ---------       ---------      ---------

   From capital share transactions:
     Proceeds from shares sold                                 872,518        308,477          15,727          2,286
     Payments for shares redeemed                             (789,399)      (293,546)         (6,190)        (3,403)
     Reinvested dividends                                       20,381         15,409           2,589          2,227
                                                             ---------      ---------       ---------      ---------
     Net increase (decrease) in net assets
       from capital share transactions                         103,500         30,340          12,126          1,110
                                                             ---------      ---------       ---------      ---------

     Net increase (decrease) in net assets                     103,500         30,340          13,153            843

Net assets at beginning of period                              329,652        299,312          51,156         50,313
                                                             ---------      ---------       ---------      ---------

NET ASSETS AT END OF PERIOD                                  $ 433,152      $ 329,652       $  64,309      $  51,156
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------

Undistributed net investment income included in
   net assets, end of period                                 $      --      $      --       $      --      $      --
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------

CAPITAL TRANSACTIONS IN SHARES:
  Sold                                                         872,518        308,477           1,446            210
  Redeemed                                                    (789,399)      (293,546)           (568)          (315)
  Reinvested dividends                                          20,381         15,409             238            206
                                                             ---------      ---------       ---------      ---------

    Net increase from capital share transactions               103,500         30,340           1,116            101
                                                             ---------      ---------       ---------      ---------
                                                             ---------      ---------       ---------      ---------


                              FREMONT MUTUAL FUNDS, INC.
                       Financial Highlights - October 31, 1997
--------------------------------------------------------------------------------


GLOBAL FUND                                                                  YEAR ENDED OCTOBER 31
                                                                ----------------------------------------------------

SELECTED PER SHARE DATA                                            1997       1996      1995       1994       1993
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                       ----       ----      ----       ----       ----
     NET ASSET VALUE, BEGINNING OF PERIOD                         $15.11    $14.24    $13.13      $13.17     $11.52
                                                                  ------    ------    ------      ------     ------
     INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                         .45       .39       .40         .26        .32
       Net realized and unrealized gain (loss)                      1.31      1.49      1.24        (.03)      1.67
                                                                  ------    ------    ------      ------     ------
           Total investment operations                              1.76      1.88      1.64         .23       1.99
                                                                  ------    ------    ------      ------     ------

     LESS DISTRIBUTIONS
       From net investment income                                   (.52)     (.44)     (.50)       (.14)      (.26)
       From net realized gains                                     (2.19)     (.57)     (.03)       (.13)      (.08)
                                                                  ------    ------    ------      ------     ------
          Total distributions                                      (2.71)    (1.01)     (.53)       (.27)      (.34)
                                                                  ------    ------    ------      ------     ------
     NET ASSET VALUE, END OF PERIOD                               $14.16    $15.11    $14.24      $13.13     $13.17
                                                                  ------    ------    ------      ------     ------
                                                                  ------    ------    ------      ------     ------

TOTAL RETURN                                                       13.01%    13.72%    12.78%       1.74%     17.51%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                   $665,747  $572,150  $482,355    $453,623   $186,325
     Ratio of expenses to average net assets                         .85%      .87%     .88%         .95%       .99%
     Ratio of net investment income to average net assets           2.66%     2.66%    2.98%        2.47%      2.89%
     Portfolio turnover rate                                          48%       71%      83%          52%        40%
     Average commission rate paid**                             $  .0149  $  .0238       --           --         --

      * Annualized
     ** Disclosure not required for years prior to 1996.



INTERNATIONAL GROWTH FUND                                                    YEAR ENDED OCTOBER 31         PERIOD FROM
                                                                     ---------------------------------   MARCH 1, 1994 TO
SELECTED PER SHARE DATA                                                1997          1996         1995   OCTOBER 31, 1994
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                           ----          ----         ----   ----------------
     NET ASSET VALUE, BEGINNING OF PERIOD                             $10.40       $ 9.72       $ 9.79      $ 9.57
                                                                      ------       ------       ------      ------
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                            .02         (.02)         .10         .02
        Net realized and unrealized gain (loss)                         (.02)         .71         (.09)        .20
                                                                      ------       ------       ------      ------
          Total investment operations                                     --          .69          .01         .22
                                                                      ------       ------       ------      ------
     LESS DISTRIBUTIONS
       From net investment income                                         --         (.01)        (.08)         --
       From net realized gains                                          (.03)          --           --          --
                                                                      ------       ------       ------      ------
          Total distributions                                           (.03)        (.01)        (.08)         --
                                                                      ------       ------       ------      ------
     NET ASSET VALUE, END OF PERIOD                                   $10.37       $10.40       $ 9.72      $ 9.79
                                                                      ------       ------       ------      ------
                                                                      ------       ------       ------      ------

TOTAL RETURN                                                            (.01)%       7.07%        0.13%       2.30%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                        $38,643      $35,273      $32,156     $29,725
     Ratio of expenses to average net assets                            1.50%        1.50%        1.50%       1.50%*
     Ratio of net investment income (loss) to average net assets         .34%        (.20)%       1.19%        .35%*
     Portfolio turnover rate                                              95%          74%          32%         44%*
     Average commission rate paid**                                   $.0173       $.0150           --          --

      * Annualized
     ** Disclosure not required for years prior to 1996.


56  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              FREMONT MUTUAL FUNDS, INC.
                       Financial Highlights - October 31, 1997
--------------------------------------------------------------------------------


INTERNATIONAL SMALL CAP FUND                                                YEAR ENDED OCTOBER 31         PERIOD FROM
                                                                     ---------------------------------   MARCH 1, 1994 TO
SELECTED PER SHARE DATA                                                1997         1996         1995   OCTOBER 31, 1994
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                           ----         ----         ----   ----------------
     NET ASSET VALUE, BEGINNING OF PERIOD                             $10.15      $ 9.00       $ 9.86       $10.00
                                                                      ------      ------       ------       ------
     INCOME FROM INVESTMENT OPERATIONS

       Net investment income (loss)                                      .14         .14          .10         (.01)
                                                                      ------      ------       ------       ------
       Net realized and unrealized gain (loss)                         (1.58)       1.08         (.88)        (.13)
                                                                      ------      ------       ------       ------
          Total investment operations                                  (1.44)       1.22         (.78)        (.14)
                                                                      ------      ------       ------       ------
     LESS DISTRIBUTIONS
       From net investment income                                       (.21)       (.07)        (.08)          --
       From net realized gains                                          (.27)         --           --           --
                                                                      ------      ------       ------       ------
          Total distributions                                           (.48)       (.07)        (.08)          --
                                                                      ------      ------       ------       ------
     NET ASSET VALUE, END OF PERIOD                                   $ 8.23      $10.15       $ 9.00       $ 9.86
                                                                      ------      ------       ------       ------
                                                                      ------      ------       ------       ------

TOTAL RETURN                                                          (14.56)%     13.69%#      (7.96)%#     (1.40)%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                        $ 8,534     $ 9,214      $ 4,245       $ 1,768
     Ratio of net expenses to average net assets(a) (b)                 1.50%       1.81%        2.06%         2.50%*
     Ratio of gross expenses to average net assets(a) (b)               1.50%       2.50%        2.50%         2.50%*
     Ratio of net investment income (loss) to average net assets        1.97%       1.61%        1.67%        (0.28)%*
     Portfolio turnover rate                                              56%         74%          96%           --
     Average commission rate paid**                                  $ .0005     $ .0003           --            --


      *  Annualized
     **  Disclosure not required for years prior to 1996.
     (a) See Note 2 of "Notes to Financial Statements."
     (b) Management fees were voluntarily waived from February 1, 1995 to October 31, 1996.
      #  Total return would have been lower had the advisor not waived expenses.




                                                                    YEAR               PERIOD FROM
EMERGING MARKETS FUND                                               ENDED            JUNE 24, 1996 TO
                                                               OCTOBER 31, 1997      OCTOBER 31, 1996
SELECTED PER SHARE DATA                                        ----------------      ----------------
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD
     NET ASSET VALUE, BEGINNING OF PERIOD                         $ 9.62                 $10.00
                                                                  ------                 ------
     INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                         .17                    .10
       Net realized and unrealized gain (loss)                      1.03                   (.41)
                                                                  ------                 ------
          Total investment operations                               1.20                   (.31)
                                                                  ------                 ------
     LESS DISTRIBUTIONS
       From net investment income                                   (.06)                  (.07)
       From net realized gains                                     (1.18)                    --
                                                                  ------                 ------
          Total distributions                                      (1.24)                  (.07)
                                                                  ------                 ------
     NET ASSET VALUE, END OF PERIOD                               $ 9.58                 $ 9.62
                                                                  ------                 ------
                                                                  ------                 ------

TOTAL RETURN#                                                      12.55%                 (3.12)%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                   $ 12,175                $ 3,772
     Ratio of net expenses to average net assets(a)                  .26%                    --
     Ratio of gross expenses to average net assets(a)               2.63%                  4.95%*
     Ratio of net investment income to average net assets           2.04%                  3.32%*
     Portfolio turnover rate                                         208%                    20%*
     Average commission rate paid                               $  .0038                $ .0063

      *  Annualized
     (a) See Note 2 of "Notes to Financial Statements."
      # Total return would have been lower had the advisor not waived and/or reimbursed expenses.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.   57

                              FREMONT MUTUAL FUNDS, INC.
                       Financial Highlights - October 31, 1997
--------------------------------------------------------------------------------


U.S. MICRO-CAP FUND                                                            YEAR ENDED OCTOBER 31            PERIOD FROM
                                                                 ------------------------------------------  JUNE 30, 1994 TO
SELECTED PER SHARE DATA                                               1997              1996           1995  OCTOBER 31, 1994
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                          ----              ----           ----  ----------------

     NET ASSET VALUE, BEGINNING OF PERIOD                            $19.63            $14.34         $10.34      $10.00
                                                                     ------            ------         ------      ------
     INCOME FROM INVESTMENT OPERATIONS
       Net investment income (loss)                                    (.10)             (.04)          (.05)        .02
       Net realized and unrealized gain                                5.60              5.83           4.05         .34
                                                                     ------            ------         ------      ------
          Total investment operations                                  5.50              5.79           4.00         .36
                                                                     ------            ------         ------      ------
     LESS DISTRIBUTIONS
       From net investment income                                        --                --             --        (.02)
       From net realized gains                                        (2.44)             (.50)            --          --
                                                                     ------            ------         ------      ------
          Total distributions                                         (2.44)             (.50)            --        (.02)
                                                                     ------            ------         ------      ------
     NET ASSET VALUE, END OF PERIOD                                  $22.69            $19.63         $14.34      $10.34
                                                                     ------            ------         ------      ------
                                                                     ------            ------         ------      ------

TOTAL RETURN                                                          28.80%#           41.46%#        38.68%#      3.60%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                      $171,507          $102,481        $ 7,792     $ 2,052
     Ratio of net expenses to average net assets(a)                    1.88%            1.96%           2.04%       2.50%*
     Ratio of gross expenses to average net assets(a)                  1.90%            2.22%           2.50%       2.50%*
     Ratio of net investment income (loss) to average net assets       (.67)%           (.51)%          (.67)%       .68%*
     Portfolio turnover rate                                            125%              81%            144%        129%*
     Average commission rate paid**                                  $.0505           $.0541              --          --


      *  Annualized
     **  Disclosure not required for years prior to 1996.
     (a) See Note 2 of "Notes to Financial Statements."
      #  Total return would have been lower had the advisor not waived expenses.


                                                              PERIOD FROM
                                                            SEPTEMBER 24, 1997
U.S. SMALL CAP FUND                                         TO OCTOBER 31, 1997
                                                            -------------------
SELECTED PER SHARE DATA
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00
                                                                  ------
     INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                         .02
       Net realized and unrealized loss                             (.42)
                                                                  ------
          Total investment operations                               (.40)
                                                                  ------
     LESS DISTRIBUTIONS
       From net investment income                                   (.02)
       From net realized gains                                      (.01)
                                                                  ------
         Total distributions                                        (.03)
                                                                  ------
     NET ASSET VALUE, END OF PERIOD                               $ 9.57
                                                                  ------
                                                                  ------

TOTAL RETURN#                                                      (4.06)%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                    $ 5,350
     Ratio of net expenses to average net assets(a)                 1.50%*
     Ratio of gross expenses to average net assets(a)               3.32%*
     Ratio of net investment income to average net assets           1.81%*
     Portfolio turnover rate                                           8%
     Average commission rate paid                                $ .0543



      *  Annualized
     (a) See Note 2 of "Notes to Financial Statements."
      # Total return would have been lower had the advisor not waived and/or reimbursed expenses.


58    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              FREMONT MUTUAL FUNDS, INC.
                       Financial Highlights - October 31, 1997
--------------------------------------------------------------------------------


GROWTH FUND                                                                          YEAR ENDED OCTOBER 31
                                                             --------------------------------------------------------------------
SELECTED PER SHARE DATA                                          1997           1996           1995           1994         1993
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                     ----           ----           ----           ----         ----
     NET ASSET VALUE, BEGINNING OF PERIOD                       $15.02         $13.06         $10.46         $11.25       $10.08
                                                                ------         ------         ------         ------       ------
     INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                       .20            .10            .13            .21          .13
       Net realized and unrealized gain (loss)                    3.43           2.65           2.74           (.02)        1.16
                                                                ------         ------         ------         ------       ------
          Total investment operations                             3.63           2.75           2.87            .19         1.29
                                                                ------         ------         ------         ------       ------
     LESS DISTRIBUTIONS
       From net investment income                                 (.22)          (.08)          (.17)          (.18)        (.12)
       From net realized gains                                   (3.47)          (.71)          (.10)          (.80)          --
                                                                ------         ------         ------         ------       ------

          Total distributions                                    (3.69)          (.79)          (.27)          (.98)        (.12)
                                                                ------         ------         ------         ------       ------
     NET ASSET VALUE, END OF PERIOD                             $14.96         $15.02         $13.06         $10.46       $11.25
                                                                ------         ------         ------         ------       ------
                                                                ------         ------         ------         ------       ------

TOTAL RETURN                                                     29.26%         22.06%         28.12%#         1.72%#      12.80%#

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                $ 147,641       $ 78,624       $ 59,632       $ 27,244     $ 42,306
     Ratio of net expenses to average net assets(a)                .85%           .92%           .97%           .94%         .87%
     Ratio of gross expenses to average net assets(a)              .85%           .92%          1.01%          1.08%        1.02%
     Ratio of net investment income to average net assets         1.44%           .75%          1.02%          1.31%        1.19%
     Portfolio turnover rate                                        48%           129%           108%            55%          44%
     Average commission rate paid**                             $.0467         $.0429             --             --           --


     **  Disclosure not required for years prior to 1996.
     (a) Administrative fees were voluntarily waived from August 14, 1992 to March 31, 1995.
      #  Total return would have been lower had the advisor not waived expenses.



BOND FUND                                                           YEAR ENDED OCTOBER 31               PERIOD FROM
                                                           ----------------------------------------    APRIL 30, 1993 TO
SELECTED PER SHARE DATA                                        1997       1996       1995      1994    OCTOBER 31, 1993
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                   ----       ----       ----      ----    -----------------
     NET ASSET VALUE, BEGINNING OF PERIOD                     $ 9.99     $10.13     $ 9.29    $10.27        $10.04
                                                              ------     ------     ------    ------        ------
     INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                     .67        .67        .65       .53           .27
       Net realized and unrealized gain (loss)                   .25        .11        .83      (.98)          .24
                                                              ------     ------     ------    ------        ------
          Total investment operations                            .92        .78       1.48      (.45)          .51
                                                              ------     ------     ------    ------        ------
     LESS DISTRIBUTIONS
       From net investment income                               (.66)      (.70)      (.64)     (.53)         (.27)
       From net realized gains                                  (.02)      (.22)        --        --          (.01)
                                                              ------     ------     ------    ------        ------
          Total distributions                                   (.68)      (.92)      (.64)     (.53)         (.28)
                                                              ------     ------     ------    ------        ------
     NET ASSET VALUE, END OF PERIOD                           $10.23     $ 9.99     $10.13    $ 9.29        $10.27
                                                              ------     ------     ------    ------        ------
                                                              ------     ------     ------    ------        ------

TOTAL RETURN#                                                   9.54%      8.18%     16.49%    (4.42)%        5.15%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)               $ 90,302   $ 70,577   $ 86,343  $ 64,244      $ 11,738
     Ratio of net expenses to average net assets(a)              .61%       .68%       .60%      .66%          .50%*
     Ratio of gross expenses to average net assets(a)            .76%       .83%       .75%     1.04%         1.23%*
     Ratio of net investment income to average net assets       6.40%      6.82%      6.69%     5.76%         5.35%*
     Portfolio turnover rate                                     191%       154%        21%      205%           13%*


     *  Annualized
    (a) See Note 2 of "Notes to Financial Statements."
     #  Total return would have been lower had the advisor not waived expenses.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    59

                              FREMONT MUTUAL FUNDS, INC.
                       Financial Highlights - October 31, 1997
--------------------------------------------------------------------------------


MONEY MARKET FUND                                                                      YEAR ENDED OCTOBER 31
                                                            -------------------------------------------------------------------
SELECTED PER SHARE DATA                                        1997           1996           1995           1994         1993
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                   ----           ----           ----           ----         ----
     NET ASSET VALUE, BEGINNING OF PERIOD                     $ 1.00         $ 1.00         $ 1.00         $ 1.00       $ 1.00
                                                              ------         ------         ------         ------       ------
     INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                     .05            .05            .06            .03          .03
                                                              ------         ------         ------         ------       ------
          Total investment operations                            .05            .05            .06            .03          .03
                                                              ------         ------         ------         ------       ------
     LESS DISTRIBUTIONS
       From net investment income                               (.05)          (.05)          (.06)          (.03)        (.03)
                                                              ------         ------         ------         ------       ------
         Total distributions                                    (.05)          (.05)          (.06)          (.03)        (.03)
                                                              ------         ------         ------         ------       ------
       NET ASSET VALUE, END OF PERIOD                         $ 1.00         $ 1.00         $ 1.00         $ 1.00       $ 1.00
                                                              ------         ------         ------         ------       ------
                                                              ------         ------         ------         ------       ------

TOTAL RETURN#                                                   5.39%          5.34%          5.84%          3.49%        2.66%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)               $433,152       $329,652       $299,312       $224,439      $24,207
     Ratio of net expenses to average net assets(a)              .30%           .31%           .30%           .46%         .67%
     Ratio of gross expenses to average net assets(a)            .45%           .46%           .45%           .61%         .82%
     Ratio of net investment income to average net assets       5.26%          5.22%          5.70%          4.02%        2.62%


     (a) See Note 2 of "Notes to Financial Statements."
      #  Total return would have been lower had the advisor not waived expenses.



CALIFORNIA INTERMEDIATE TAX-FREE FUND                                              YEAR ENDED OCTOBER 31
                                                             ------------------------------------------------------------------
SELECTED PER SHARE DATA                                        1997           1996           1995           1994         1993
 FOR ONE SHARE OUTSTANDING DURING THE PERIOD                   ----           ----           ----           ----         ----
     NET ASSET VALUE, BEGINNING OF PERIOD                     $10.80         $10.86         $10.13         $11.10       $10.55
                                                              ------         ------         ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS
       Net investment income                                     .51            .52            .53            .53          .55
       Net realized and unrealized gain (loss)                   .20           (.03)           .73           (.97)         .62
                                                              ------         ------         ------         ------       ------
          Total investment operations                            .71            .49           1.26           (.44)        1.17
                                                              ------         ------         ------         ------       ------
     LESS DISTRIBUTIONS
       From net investment income                               (.51)          (.52)          (.53)          (.53)        (.55)
       From net realized gains                                  (.01)          (.03)            --             --         (.07)
                                                              ------         ------         ------         ------       ------
          Total distributions                                   (.52)          (.55)          (.53)          (.53)        (.62)
                                                              ------         ------         ------         ------       ------
     NET ASSET VALUE, END OF PERIOD                           $10.99         $10.80         $10.86         $10.13       $11.10
                                                              ------         ------         ------         ------       ------
                                                              ------         ------         ------         ------       ------

TOTAL RETURN#                                                   6.75%          4.63%         12.77%         (3.94)%      11.37%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)               $ 64,309       $ 51,156       $ 50,313       $ 58,305      $ 59,716
     Ratio of net expenses to average net assets(a)              .49%           .51%          .50%            .51%          .50%
     Ratio of gross expenses to average net assets(a)            .69%           .73%          .72%            .71%          .71%
     Ratio of net investment income to average net assets       4.72%          4.86%         5.08%           4.94%         5.05%
     Portfolio turnover rate                                       6%             6%           18%             21%           26%



 (a) See Note 2 of "Notes to Financial Statements."
  #  Total return would have been lower had the advisor not waived expenses.


60    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        FREMONT MUTUAL FUNDS, INC.
              Notes to Financial Statements - October 31, 1997


1.   SIGNIFICANT ACCOUNTING POLICIES
          Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eleven series, ten of which are covered by this report:

          -    the GLOBAL FUND                         -    the BOND FUND
          -    the INTERNATIONAL GROWTH FUND           -    the MONEY MARKET FUND
          -    the INTERNATIONAL SMALL CAP FUND        -    the CALIFORNIA INTERMEDIATE TAX-FREE FUND
          -    the EMERGING MARKETS FUND                    (THE CALIFORNIA INTERMEDIATE TAX-FREE FUND IS AVAILABLE
          -    the U.S. MICRO-CAP FUND                      ONLY TO RESIDENTS OF ARIZONA, CALIFORNIA, COLORADO, NEVADA,
          -    the U.S. SMALL CAP FUND                      NEW MEXICO, OREGON, TEXAS, UTAH AND WASHINGTON)
          -    the GROWTH FUND

          Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

     A.   SECURITY VALUATION
          Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

          Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

     B.   SECURITY TRANSACTIONS
          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
          Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund, the International Small Cap Fund and the Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code as amended. Distributions to shareholders are recorded on the ex-dividend date. The Corporation accounts for the assets of each Fund separately and allocates general expenses of the Corporation to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

     D.   INCOME TAXES
          The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both federal and State of California income tax purposes.

          Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

          Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES
          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                              FREMONT MUTUAL FUNDS, INC.
                   Notes to Financial Statements - October 31, 1997
--------------------------------------------------------------------------------

     F.   FOREIGN CURRENCY TRANSLATION
          The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

          For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

          Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain (Loss) from Foreign Currency Transactions. These are: currency gain (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

          Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

     G.   FORWARD FOREIGN CURRENCY CONTRACTS
          A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

          The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

          In addition, the Global Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract. When required, the Funds will segregate assets in an amount sufficient to cover obligations under the hedge contract.

          The market risk involved in these contracts is in excess of the amounts reflected in the Funds Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset if appreciated or as a liability if depreciated) and not the actual underlying values.

          At October 31, 1997, the underlying values for open foreign currency contracts were as follows:


                                                                                                   NET UNREALIZED
             TO RECEIVE          FOREIGN           SETTLEMENT       INITIAL                         APPRECIATION
            (TO DELIVER)         CURRENCY             DATE           VALUE        CURRENT VALUE    (DEPRECIATION)
            -----------     -------------------    ----------    ------------    --------------    -------------
GLOBAL FUND
            (18,000,000)    Australian Dollar        11/17/97    $(13,105,800)   $  (12,625,740)   $     480,060
            (22,500,000)    Canadian Dollar          11/17/97     (16,323,273)      (15,985,790)         337,483
            (46,700,000)    German Deutschemark      11/17/97     (25,819,650)      (27,102,316)      (1,282,666)
            (16,500,000)    British Pound            11/17/97     (26,345,880)      (27,596,250)      (1,250,370)
             (4,300,000)    Irish Punt               11/17/97      (6,412,160)       (6,450,430)         (38,270)
            (69,000,000)    Swedish Krona            11/17/97      (8,804,389)       (9,184,692)        (380,303)
                                                                                                   -------------
                                                                                                   $  (2,134,066)
                                                                                                   -------------
                                                                                                   -------------
EMERGING MARKETS FUND
        (31,174,842,500)    Turkish Lira             11/03/97    $   (337,312)   $     (339,595)   $      (2,283)
                                                                                                   -------------
                                                                                                   $      (2,283)
                                                                                                   -------------
                                                                                                   -------------
BOND FUND
              1,130,000     Canadian Dollar          03/11/98    $    831,494    $      807,374    $     (24,120)
               (592,000)    German Deutschemark      12/11/97        (329,255)         (343,866)         (14,611)
              1,425,000     New Zealand Dollar       12/04/97         911,629           884,996          (26,633)
             (3,036,000)    New Zealand Dollar       12/04/97      (1,910,859)       (1,885,508)          25,351
                                                                                                   -------------
                                                                                                   $     (40,013)
                                                                                                   -------------
                                                                                                   -------------


                              FREMONT MUTUAL FUNDS, INC.
                   Notes to Financial Statements - October 31, 1997
--------------------------------------------------------------------------------

     H.   FUTURES
          A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds use futures contracts to hedge against changes in prevailing levels of stock values and interest rate risks.

          At October 31, 1997, the underlying values for open futures contracts were as follows:


                                                                                       NET UNREALIZED
                            CONTRACTS     EXPIRATION      INITIAL        CURRENT        APPRECIATION
                             TO BUY          DATE          VALUE          VALUE        (DEPRECIATION)
                             ------          ----          -----          -----        --------------
GROWTH FUND
S&P 500 Index                  6            Dec 97      $ 2,806,560    $ 2,772,000     $     (34,560)
S&P 500 Index                  2            Dec 97          980,270        924,000           (56,270)
                                                                                       -------------
                                                                                       $     (90,830)
                                                                                       -------------
                                                                                       -------------

BOND FUND
5 yr. U.S. Treasury Note      50            Dec 97      $ 5,323,438    $ 5,420,313     $      96,875
5 yr. U.S. Treasury Note      20            Dec 97        2,130,625      2,168,125            37,500
10 yr. U.S. Treasury Note     25            Dec 97        2,725,000      2,793,750            68,750
30 yr. U.S. Treasury Bond     50            Dec 97        5,868,750      5,923,437            54,687
30 yr. U.S. Treasury Bond     40            Dec 97        4,611,250      4,738,750           127,500
                                                                                       -------------
                                                                                       $     385,312
                                                                                       -------------
                                                                                       -------------


          At October 31, 1997, $190,000 and $285,000 par value of U.S. Treasury Bills for the Growth Fund and Bond Fund, respectively, were held by brokers to satisfy the initial margin requirements related to these contracts.

     I.   SECURITIES LENDING
          All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 33 1/3% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

          The Funds receive a portion of the income earned on the collateral which is included in interest income. For the year ended
          October 31, 1997, transactions in securities lending resulted in fee income to the Global Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Micro-Cap Fund and the Growth Fund of $172,765, $27,157, $5,182, $1,227, $38,953 and $14,276, respectively.

          The market value of the securities on loan and the collateral balance held by the Funds as of October 31, 1997 were as follows:

                                          MARKET VALUE   COLLATERAL VALUE
                                          ------------   ----------------

       Global Fund                       $ 65,826,774     $ 67,203,049
       International Growth Fund            2,274,124        2,410,019
       International Small Cap Fund           618,343          649,158
       Emerging Markets Fund                  276,201          291,448
       U.S. Micro-Cap Fund                 22,174,524       22,183,435
       Growth Fund                          9,727,403        9,899,085

     J.   REVERSE REPURCHASE AGREEMENTS
          During the year ended October 31, 1997, the Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

          Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

          The difference between the selling price and the repurchase price is accounted for as interest expense.

                              FREMONT MUTUAL FUNDS, INC.
                   Notes to Financial Statements - October 31, 1997
--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR
          The Funds each have entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of Fremont Investors, Inc. Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                     ADVISORY FEE                       ADMINISTRATIVE FEE
Global Fund                                  0.60% on all net assets                 0.15% on all net assets
International Growth Fund                    1.50% on all net assets                           --
International Small Cap Fund                 1.50% on all net assets                           --
Emerging Markets Fund*                       1.00% on all net assets                 0.15% on all net assets
U.S. Micro-Cap Fund*                         2.50% on first $30 million                        --
                                             2.00% on next $70 million                         --
                                             1.50% on balance over $100 million                --
U.S. Small Cap Fund*                         1.00% on all net assets                 0.15% on all net assets
Growth Fund                                  0.50% on all net assets                 0.15% on all net assets
Bond Fund*                                   0.40% on all net assets                 0.15% on all net assets
Money Market Fund*                           0.30% on first $50 million              0.15% on all net assets
                                             0.20% on balance over $50 million                 --
California Intermediate Tax-Free Fund*       0.40% on first $25 million              0.15% on all net assets
                                             0.35% on next $25 million                         --
                                             0.30% on next $50 million                         --
                                             0.25% on next $50 million                         --
                                             0.20% on balance over $150 million                --



        * The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. Except for the U.S. Small Cap Fund, all fees waived in the past will not be recouped in the future. The waivers are voluntary and they may be changed in the future.

          For the Emerging Markets Fund, the Advisor voluntarily waived advisory, 12b-1 and administrative fees and reimbursed all other operating expenses from June 24, 1996 to September 18, 1997, after which the Advisor limited the total operating expenses to 1.50% of average net assets. For the year ended October 31, 1997, the Advisor waived and/or reimbursed fees and expenses of $231,939 for the Emerging Markets Fund.

          For the U.S. Micro-Cap Fund, the Advisor is voluntarily limiting the advisory fee to a reduced rate of no greater than 1.98% of average net assets. For the year ended October 31, 1997, the Advisor waived advisory fees of $32,138 for the U.S. Micro-Cap Fund.

          For the U.S. Small Cap Fund, the Advisor is voluntarily limiting the Funds total operating expenses to 1.50% of average net assets. The Fund may reimburse the Advisor for any reductions in the Advisor's fees during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor generally seeks to reimburse the oldest reductions and waivers before payment of fees and expenses for the current year. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. For the period ended October 31, 1997, the Advisor has reimbursed expenses subject to recoupment of $10,033.

          For the Bond Fund and the Money Market Fund, the Advisor is voluntarily waiving the administrative fee in its entirety. For the year ended October 31, 1997, the Advisor waived administrative fees of $113,536 and $590,176, respectively, for the Bond Fund and the Money Market Fund.

          For the California Intermediate Tax-Free Fund, the Advisor is voluntarily reducing the advisory and administrative fees to 0.30% and 0.005% of average net assets, respectively. For the year ended October 31, 1997, the Advisor waived advisory and administrative fees of $37,500 and $88,645, respectively, for the California Intermediate Tax-Free Fund.

                              FREMONT MUTUAL FUNDS, INC.
                   Notes to Financial Statements - October 31, 1997
--------------------------------------------------------------------------------

          Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under each Fund's Financial Highlights table.

          Under the terms of the Advisory agreements, the Advisor receives a single management fee (i.e., a unitary fee) from the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund, and is obligated to pay all expenses of these Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

          Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Emerging Markets Fund and the U.S. Small Cap Fund have adopted a plan of distribution under which the Funds may directly incur or reimburse the Advisor for certain distribution-related expenses. The maximum amount the Funds are obligated to pay the Advisor is 0.25% of their respective average net assets. Payments have been waived by the Advisor in their entirety for the Emerging Markets Fund through September 18 ,1997.

          Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1997, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

          Under the terms of a shareholder services agreement with the Advisor, effective July 1, 1996, the Funds pay the Advisor for transfer agent services on a per shareholder account basis, subject to a monthly minimum per Fund as well as out-of-pocket expenses. Total costs incurred by the Funds in aggregate for the year ended October 31, 1997 were $321,205, excluding funds under a unitary fee arrangement.

          AFFILIATED COMPANY TRANSACTIONS
          Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by a Fund, are defined in the Investment Act of 1940 as affiliated companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who is an affiliate during the year ended October 31, 1997, follows ($ in thousands):


                                  SHARE       AGGREGATE      AGGREGATE         NET                         SHARE
                                 BALANCE       PURCHASE        SALES         REALIZED                     BALANCE       VALUE
ISSUER                          10/31/96        COST           COST           (LOSS)        INCOME       10/31/97      10/31/97
------                          --------      ---------      ---------      ---------      ---------     --------     ----------
Interlink Electronics, Inc.            -      $   2,592      $     193      $     (46)     $       -      320,200     $    2,442
Richey Electronics, Inc.         253,900          2,538            608           (146)             -      455,500          4,441
V-One Corp.                      140,000          3,515              -              -              -      681,400          2,726
                                              ------------------------------------------------------                  ----------
                                              $   8,645      $     801      $    (192)     $       -                  $    9,609
                                              ------------------------------------------------------                  ----------
                                              ------------------------------------------------------                  ----------


          OTHER RELATED PARTIES
          At October 31, 1997, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                                    % OF SHARES OUTSTANDING
                                                    -----------------------
                 Global Fund                                  61%
                 International Growth Fund                    85%
                 International Small Cap Fund                 30%
                 Emerging Markets Fund                        60%
                 U.S. Micro-Cap Fund                           6%
                 U.S. Small Cap Fund                          90%
                 Growth Fund                                  61%
                 Bond Fund                                    81%
                 Money Market Fund                            77%
                 California Intermediate Tax-Free Fund        71%

          Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds

3.   ORGANIZATION COSTS

          Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

                              FREMONT MUTUAL FUNDS, INC.
                   Notes to Financial Statements - October 31, 1997
--------------------------------------------------------------------------------


4.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1997 were as follows:


                                                                     PURCHASES        PROCEEDS
                                                                   -------------   -------------
LONG-TERM SECURITIES EXCLUDING U.S. GOVERNMENT SECURITIES:
Global Fund                                                        $ 416,795,412   $ 259,359,299
International Growth Fund                                             36,033,006      36,534,258
International Small Cap Fund                                           6,273,213       5,366,978
Emerging Markets Fund                                                 23,020,007      16,332,458
U.S. Micro-Cap Fund                                                  195,696,968     159,824,287
U.S. Small Cap Fund                                                    4,886,457         246,892
Growth Fund                                                           92,019,628      55,147,560
Bond Fund                                                             22,961,350      33,410,168
California Intermediate Tax-Free Fund                                 14,563,011       3,510,000

LONG-TERM U.S. GOVERNMENT SECURITIES:
Global Fund                                                         $ 33,015,161   $  17,595,127
Bond Fund                                                            118,716,919     100,517,666


       Transactions in written put and call options for the year ended October 31, 1997 for the Bond Fund were as follows:

                                                                   AMOUNT OF PREMIUMS  NUMBER OF CONTRACTS
                                                                   ------------------  -------------------
Options outstanding at October 31, 1996                                $  70,996                50
Options sold                                                              41,625                50
Options cancelled in closing purchase transactions                            --                --
Options expired prior to exercise                                        (70,996)              (50)
Options exercised                                                             --                --
                                                                       ---------         ---------
Options outstanding at October 31, 1997                                $  41,625                50
                                                                       ---------         ---------
                                                                       ---------         ---------


       The following written options were outstanding at October 31, 1997:

                                                                             NUMBER OF    EXERCISE   EXPIRATION
                                NAME OF ISSUER                               CONTRACTS      PRICE       DATE       VALUE
                                --------------                               ---------    --------   ----------    -----
       PUT OPTIONS: Chicago Mercantile Exchange Dec 97 Eurodollar Futures       50          93.75     12/15/97     $ 625


       The Bond Fund received premiums of $41,625 on these contracts and has an unrealized gain of $41,000. The total notional value underlying these contracts is $50,000,000.



5. PORTFOLIO CONCENTRATIONS

       Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6. UNREALIZED APPRECIATION (DEPRECIATION) - TAXBASIS

       At October 31, 1997, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:



                                                                       GROSS AGGREGATE UNREALIZED
                                               -------------------------------------------------------------------------
                                                    COST            APPRECIATION        DEPRECIATION             NET
                                               -------------        ------------       -------------        ------------
Global Fund                                    $ 621,573,262        $ 90,046,031       $ (37,215,566)       $ 52,830,465
International Growth Fund                         36,383,619           6,641,580          (4,453,948)          2,187,632
International Small Cap Fund                      10,308,150             905,015          (2,765,779)         (1,860,764)
Emerging Markets Fund                             12,866,480             330,081          (1,755,578)         (1,425,497)
U.S. Micro-Cap Fund                              160,714,159          23,553,625         (12,106,047)         11,447,578
U.S. Small Cap Fund                                6,277,282              86,259            (333,098)           (246,839)
Growth Fund                                      123,319,987          26,395,779          (2,734,854)         23,660,925
Bond Fund                                         99,516,749           2,791,181            (189,156)          2,602,025
Money Market Fund                                432,832,119                  --                  --                  --
California Intermediate Tax-Free Fund             60,794,566           2,743,521                  --           2,743,521



66